UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10157

                            Franklin Global Trust
              (Exact name of registrant as specified in charter)

                One Franklin Parkway, San Mateo, CA 94403-1906
              (Address of principal executive offices) (Zip code)

       Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-1906
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: 7/31

Date of reporting period: 7/31/04

      Item 1. Reports to Stockholders.

                               [GRAPHIC OMITTED]

                                 [LOGO OMITTED]

                                    --------
                                       FGT
                                    --------
                                      FUNDS
                                    --------


                                  ANNUAL REPORT

                                    ---------

                                  JULY 31, 2004





                               [GRAPHIC OMITTED]

                                ---------------
                                   FIDUCIARY
                                ---------------
                                     TRUST
                                ---------------
                                 INTERNATIONAL
                                ---------------

ANNUAL REPORT

CONTENTS

President's Message ....................................................   1
Fiduciary Large Capitalization Growth and Income Fund ..................   2
Fiduciary Small Capitalization Equity Fund .............................   7
Fiduciary European Smaller Companies Fund ..............................  12
Financial Highlights and Statements of Investments .....................  17
Financial Statements ...................................................  30
Notes to Financial Statements ..........................................  35
Report of Independent Registered Public Accounting Firm ................  45
Tax Designation ........................................................  46
Board Members and Officers .............................................  47
Shareholder Information ................................................  52

--------------------------------------------------------------------------------
PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Franklin Global Trust Funds annual report for the fiscal year ended July 31, 2004. In each Fund report, the Fund's portfolio managers discuss market conditions and Fund performance. A complete list of each Fund's holdings, as well as the financial statements, is included in this report.


/S/ RUPERT H. JOHNSON, JR.


Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Global Trust


--------------------------------------------------------------------------------
STATEMENT ON CURRENT INDUSTRY ISSUES

In our efforts to fulfill our ongoing commitment to provide you with timely and accurate information, we have prepared a statement on current industry issues as they pertain to Franklin Resources, Inc., and our subsidiary companies (Franklin Templeton Investments). You can find the most updated "Statement on Current Industry Issues" and a detailed Q&A at franklintempleton.com, or call us at 1-800/321-8563.
--------------------------------------------------------------------------------



              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------


                                                                 ANNUAL REPORT 1

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

YOUR FUND'S GOAL AND MAIN INVESTMENTS: FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND SEEKS LONG-TERM GROWTH OF PRINCIPAL AND INCOME THROUGH INVESTING AT LEAST 80% OF ITS NET ASSETS IN INVESTMENTS OF LARGE CAPITALIZATION COMPANIES. LARGE CAPITALIZATION COMPANIES ARE DEFINED AS THOSE WITH MARKET CAPITALIZATIONS OF MORE THAN $5 BILLION AT THE TIME OF PURCHASE. THE FUND INVESTS MAINLY IN DIVIDEND-PAYING STOCKS THE MANAGER BELIEVES WILL APPROXIMATE THE DIVIDEND YIELD OF COMPANIES IN THE STANDARD & POOR'S 500 COMPOSITE INDEX (S&P 500).1





We are pleased to bring you Fiduciary Large Capitalization Growth and Income Fund's annual report for the fiscal year ended July 31, 2004.


PERFORMANCE OVERVIEW
Fiduciary Large Capitalization Growth and Income Fund delivered a 15.78% total return for the fiscal year ended July 31, 2004. The Fund outperformed its benchmark, the S&P 500, which had a 13.16% total return during the same period.2


ECONOMIC AND MARKET  OVERVIEW
During the 12 months ended July 31, 2004, the U.S. economy remained strong. One-year gross domestic product (GDP) rose an estimated 4.8% through June. Major contributors to growth included inventory investment, equipment and software spending, and federal government spending. Despite solid export growth and a resilient housing market, annualized second quarter 2004 GDP grew an estimated 2.8%, which was less than expected, due largely to the weakest consumer spending growth in three years. Approximately 70% of GDP stemmed from consumer activity, which slowed as personal liquidity from tax cuts and low interest-rate incentives faded. Business investment and corporate profits rose and contributed to overall economic growth.

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.5 million jobs since summer 2003. In addition, the unemployment rate fell from 6.2% in July 2003 to 5.5% at period- end.3 Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

In light of positive economic developments, consumer inflation remained modest but picked up speed in 2004. Excluding the volatile food and energy categories, consumer prices increased 1.8% for the 12 months ended July 31, 2004. Consequently, for the first time in more than four years, the Federal Reserve Board (Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to 1.25%. Because Fed policymakers expect inflation to remain relatively low, they believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets sustained a rally through year-end 2003, then flattened before falling into negative territory through July 2004. Despite continued signs of enhanced corporate fundamentals, investors appeared cautious due to geopolitical uncertainty, soaring oil prices and rising interest rates. The S&P 500 rose 13.16% for the 12 months under review, while the technology-heavy NASDAQ Composite Index gained 9.33%.4







THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.




2 ANNUAL REPORT

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
FIDUCIARY LARGE CAPITALIZATION
GROWTH AND INCOME FUND
7/31/04
                                            % OF TOTAL
 SECTOR/INDUSTRY                            NET ASSETS
-------------------------------------------------------
 Biotechnology .............................    9.0%
 Aerospace & Defense .......................    8.4%
 Insurance .................................    7.6%
 Software ..................................    7.3%
 Pharmaceuticals ...........................    5.6%
 Oil & Gas .................................    5.4%
 Industrial Conglomerates ..................    4.9%
 Hotels, Restaurants & Leisure .............    4.7%
 Food Products .............................    4.5%
 Communications Equipment ..................    4.4%
 Semiconductors &
  Semiconductor Equipment ..................    4.1%
 Media .....................................    3.5%
 IT Services ...............................    2.5%
 Multi-Utilities & Unregulated Power .......    2.4%
 Road & Rail ...............................    2.4%
 Machinery .................................    2.3%
 Energy Equipment & Services ...............    2.2%
 Commercial Services & Supplies ............    2.2%
 Electric Utilities ........................    2.2%
 Air Freight & Logistics ...................    2.2%
 Computers & Peripherals ...................    2.1%
 Specialty Retail ..........................    2.1%
 Capital Markets ...........................    2.0%
 Diversified Financial Services ............    2.0%
 Short-Term Investments &
  Other Net Assets .........................    4.0%
-------------------------------------------------------


INVESTMENT STRATEGY
We are research driven, fundamental investors, pursuing a blend of growth and value strategies. We use a top-down analysis of macroeconomic trends, market sectors (with some attention to the sector weightings in the Fund's comparative index) and industries combined with a bottom-up analysis of individual securities. In selecting investments for the Fund, we look for companies we believe are positioned for growth in revenues, earnings or assets, and are selling at reasonable prices. We also consider the basic financial and operating strength and quality of a company and its management.


MANAGER'S DISCUSSION
During the year under review, the Fund's performance benefited from stock selection and an overweighted position in industrial stocks relative to the S&P
500. The Fund's stock selection and overweighted positions in the information technology and health care sectors also helped performance relative to the index.5 Some of the Fund's strongest individual performers during the reporting period included software provider Symantec, biotechnology firm Biogen Idec, aerospace and defense company Honeywell International, and oil and gas company BP. During the period, one of the Fund's holdings, FleetBoston Financial, was purchased by Bank of America at a substantial premium over the Fund's cost, which also helped performance. In addition, the Fund benefited from owning companies working through specific difficulties that had depressed a company's earnings and share price. Examples of such holdings include communications equipment manufacturer Corning and industrial conglomerate Tyco International. Both stocks appreciated more than 50% as the companies experienced a dramatic improvement in operational and financial strength during the period.

Although the Fund outperformed the index during the period, there were some detractors from performance. For example, some of the Fund's consumer discretionary sector holdings hindered performance.6 In addition, several other holdings either fell in value or produced only minimal gains. Such holdings included Amgen, Merck, Electronic Data Systems, Lockheed Martin and Interactive Corp. By period-end, we sold Electronic Data, Lockheed and Interactive; however, consistent with our investment strategy, we continued to own shares of Amgen and Merck based on our positive outlook for the companies' recovery.


                                                                 ANNUAL REPORT 3

--------------------------------------------------------------------------------

Thank you for your continued participation in Fiduciary Large Capitalization Growth and Income Fund. We look forward to serving your future investment needs.


S. Mackintosh Pulsifer
Vice President of Fiduciary and
Senior VP of Fiduciary Trust

Carl Scaturo
Vice President of Fiduciary and
Senior Vice President of Fiduciary Trust

Fiduciary Large Capitalization Growth and Income Fund


--------------------------------------------------------------------------------
The markets and investments discussions above reflect our analysis, opinions and portfolio holdings as of July 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------



1. THE S&P 500 CONSISTS OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. EACH STOCK'S WEIGHT IN THE INDEX IS PROPORTIONATE TO ITS MARKET VALUE. THE S&P 500 IS ONE OF THE MOST WIDELY USED BENCHMARKS OF U.S. EQUITY PERFORMANCE.

2. SOURCE: STANDARD & POOR'S MICROPAL. PLEASE SEE FOOTNOTE 1 FOR A DESCRIPTION OF THE S&P 500. THE INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.

3. SOURCE: BUREAU OF LABOR STATISTICS.

4. SOURCE: STANDARD & POOR'S MICROPAL. PLEASE SEE FOOTNOTE 1 FOR A DESCRIPTION OF THE S&P 500. THE NASDAQ COMPOSITE INDEX MEASURES ALL DOMESTIC AND INTERNATIONAL COMMON STOCKS LISTED ON THE NASDAQ STOCK MARKET. THE INDEX IS MARKET VALUE WEIGHTED AND INCLUDES OVER 3,000 COMPANIES.

5. THE INFORMATION TECHNOLOGY SECTOR COMPRISES COMMUNICATIONS EQUIPMENT, COMPUTERS AND PERIPHERALS, IT SERVICES, SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT, AND SOFTWARE IN THE SOI. THE HEALTH CARE SECTOR COMPRISES BIOTECHNOLOGY AND PHARMACEUTICALS IN THE SOI.

6.  THE  CONSUMER   DISCRETIONARY   SECTOR  COMPRISES  FOOD  PRODUCTS;   HOTELS,
RESTAURANTS AND LEISURE; MEDIA AND SPECIALTY RETAIL IN THE SOI.



4 ANNUAL REPORT

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND
--------------------------------------------------------------------------------



       TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT*

The graph below illustrates the hypothetical investment of $10,000 in Fiduciary Large Capitalization Growth and Income Fund (the "Fund") from December 11, 1998 (start of performance), to July 31, 2004, compared with the Standard & Poor's 500 Composite Index (S&P 500).+



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Fiduciary Large Capitalization Growth and Income Fund         S&P 500 Index
12/11/98 $10,000.00                                                     $10,000.00
          10,691.00                                                      10,371.50
          10,750.90                                                      10,805.10
          10,220.80                                                      10,469.30
          10,590.80                                                      10,888.10
          11,041.00                                                      11,309.70
          10,710.80                                                      11,043.00
          11,399.50                                                      11,655.40
          11,148.80                                                      11,292.00
          11,148.80                                                      11,236.10
          10,847.70                                                      10,928.40
          11,348.90                                                      11,619.70
          11,419.30                                                      11,855.90
          11,590.50                                                      12,553.70
          11,150.10                                                      11,923.10
2/29/00   10,894.80                                                      11,697.60
          11,769.60                                                      12,841.20
          11,757.80                                                      12,455.00
          11,746.10                                                      12,200.10
          12,129.00                                                      12,501.00
          11,733.60                                                      12,305.70
          12,662.90                                                      13,069.60
          11,832.20                                                      12,379.80
          11,983.70                                                      12,327.30
          11,192.80                                                      11,356.10
          11,393.10                                                      11,411.80
          11,406.80                                                      11,816.50
          10,453.20                                                      10,739.70
           9,779.99                                                      10,059.70
          10,384.40                                                      10,840.90
5/31/01   10,580.70                                                      10,913.60
          10,173.30                                                      10,648.10
          10,117.30                                                      10,543.20
           9,850.25                                                       9,883.84
           9,288.79                                                       9,085.76
           9,599.03                                                       9,259.12
          10,162.50                                                       9,969.18
          10,153.30                                                      10,056.60
           9,915.76                                                       9,909.89
           9,871.14                                                       9,718.76
          10,197.90                                                      10,084.30
           9,527.87                                                       9,473.17
           9,424.02                                                       9,403.62
           8,500.46                                                       8,733.99
           7,948.78                                                       8,053.38
8/31/02    8,023.50                                                       8,106.11
           7,321.45                                                       7,225.92
           7,993.56                                                       7,861.32
           8,441.99                                                       8,323.58
           7,988.66                                                       7,834.84
           7,793.74                                                       7,629.98
           7,658.90                                                       7,515.33
           7,673.46                                                       7,587.56
           8,139.23                                                       8,212.84
           8,590.15                                                       8,645.11
           8,664.88                                                       8,755.57
           8,890.17                                                       8,910.01
           9,100.87                                                       9,083.44
           8,905.20                                                       8,987.26
           9,447.52                                                       9,495.41
11/30/03   9,627.97                                                       9,578.86
          10,102.60                                                      10,080.80
          10,361.30                                                      10,265.90
          10,528.10                                                      10,408.50
          10,414.40                                                      10,251.50
          10,246.70                                                      10,090.80
          10,398.30                                                      10,229.00
          10,565.80                                                      10,427.80
7/31/04   10,292.00                                                      10,082.70


          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JULY 31, 2004
     1 Year .......................................................  15.78%
     5 Year .......................................................  -1.59%
     Start of Performance (12/11/98) ..............................   0.51%


PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. LARGE CAPITALIZATION STOCKS TEND TO GO THROUGH MORE PRONOUNCED UP AND DOWN CYCLES THAN THE OVERALL MARKET AND, IN THE PAST, THESE PERIODS HAVE LASTED SEVERAL YEARS. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

*TOTAL RETURN  REPRESENTS THE CUMULATIVE OR AVERAGE ANNUAL CHANGE IN VALUE OF AN
 INVESTMENT OVER THE PERIODS INDICATED, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. AVERAGE RETURNS SMOOTH OUT VARIATIONS IN RETURNS, WHICH CAN BE SIGNIFICANT; THEY ARE NOT THE SAME AS YEAR-BY-YEAR RESULTS. PERFORMANCE SHOWN DOES NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY UNREALIZED GAINS ON THE SALE OF FUND SHARES. PERFORMANCE PRIOR TO THE JULY 24, 2003, REORGANIZATION REFLECTS HISTORICAL PERFORMANCE OF FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND. PAST EXPENSE REDUCTIONS BY THE FUND'S MANAGER AND ADMINISTRATOR INCREASED THE FUND'S TOTAL RETURNS. IF THE MANAGER AND ADMINISTRATOR HAD NOT TAKEN THIS ACTION, THE FUND'S TOTAL RETURNS WOULD HAVE BEEN LOWER.

+SOURCE:  STANDARD & POOR'S  MICROPAL.  THE S&P 500 IS NOT  ADJUSTED  TO REFLECT
 SALES CHARGES, EXPENSES OR OTHER FEES THAT THE SEC REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. THE S&P 500 CONSISTS OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. EACH STOCK'S WEIGHT IN THE INDEX IS PROPORTIONATE TO ITS MARKET VALUE. THE S&P 500 IS ONE OF THE MOST WIDELY USED BENCHMARKS OF U.S. EQUITY PERFORMANCE. THE INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.


                                                                 ANNUAL REPORT 5

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                              YOUR FUND'S EXPENSES


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES
The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000. IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 (/) $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON
WITH OTHER FUNDS
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR
REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.



-----------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
                                                 VALUE 1/31/04     VALUE 7/31/04   PERIOD* 1/31/04-7/31/04
-----------------------------------------------------------------------------------------------------------
  Actual                                           $1,000            $1,006.60              $4.89
-----------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000            $1,019.99              $4.92
-----------------------------------------------------------------------------------------------------------

*EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.98%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/366 TO REFLECT THE ONE-HALF YEAR PERIOD.



6 ANNUAL REPORT

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------


YOUR FUND'S GOAL AND MAIN INVESTMENTS: FIDUCIARY SMALL CAPITALIZATION EQUITY FUND SEEKS GROWTH OF PRINCIPAL THROUGH INVESTING AT LEAST 80% OF ITS NET ASSETS IN MARKETABLE EQUITY AND EQUITY-RELATED SECURITIES OF SMALL CAPITALIZATION COMPANIES. SMALL CAPITALIZATION COMPANIES ARE DEFINED AS THOSE WITH MARKET CAPITALIZATIONS LESS THAN $1.5 BILLION AT THE TIME OF PURCHASE.




This annual report for Fiduciary Small Capitalization Equity Fund covers the fiscal year ended July 31, 2004.


PERFORMANCE OVERVIEW
Fiduciary Small Capitalization Equity Fund delivered a 4.28% total return for the fiscal year ended July 31, 2004. The Fund underperformed its benchmark, the Russell 2000(R) Growth Index, which had an 11.32% total return during the same period.1


ECONOMIC AND MARKET OVERVIEW
During the 12 months ended July 31, 2004, the U.S. economy remained strong. One-year gross domestic product (GDP) rose an estimated 4.8% through June. Major contributors to growth included inventory investment, equipment and software spending, and federal government spending. Despite solid export growth and a resilient housing market, annualized second quarter 2004 GDP grew an estimated 2.8%, which was less than expected, due largely to the weakest consumer spending growth in three years. Approximately 70% of GDP stemmed from consumer activity, which slowed as personal liquidity from tax cuts and low interest-rate incentives faded. Business investment and corporate profits rose and contributed to overall economic growth.

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.5 million jobs since summer 2003. In addition, the unemployment rate fell from 6.2% in July 2003 to 5.5% at period-end.2 Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

In light of positive economic developments, consumer inflation remained modest but picked up speed in 2004. Excluding the volatile food and energy categories, consumer prices increased 1.8% for the 12 months ended July 31, 2004. Consequently, for the first time in more than four years, the Federal Reserve Board (Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to 1.25%. Because Fed policymakers expect inflation to remain relatively low, they believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets sustained a rally through year-end 2003, then flattened before falling into negative territory through July 2004. Despite continued signs of enhanced corporate fundamentals, investors appeared cautious due to geopolitical uncertainty, soaring oil prices and rising interest rates. The Standard & Poor's 500 Composite Index (S&P 500) rose 13.16% for the 12 months under review, while the technology-heavy NASDAQ Composite Index gained 9.33%.3







THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.



                                                                 ANNUAL REPORT 7

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
FIDUCIARY SMALL CAPITALIZATION EQUITY FUND
7/31/04
                                            % OF TOTAL
 SECTOR/INDUSTRY                            NET ASSETS
-------------------------------------------------------
 Health Care Providers & Services ..........    9.3%
 Machinery .................................    6.2%
 Semiconductors &
  Semiconductor Equipment ..................    6.0%
 Software ..................................    5.8%
 Health Care Equipment & Supplies ..........    5.5%
 Internet Software & Services ..............    5.2%
 Oil & Gas .................................    5.0%
 Commercial Services & Supplies ............    4.8%
 Biotechnology .............................    4.6%
 Electronic Equipment & Instruments ........    4.5%
 Capital Markets ...........................    4.4%
 Chemicals .................................    3.4%
 Specialty Retail ..........................    3.0%
 Hotels, Restaurants & Leisure .............    2.7%
 Textiles, Apparel & Luxury Goods ..........    2.6%
 Metals & Mining ...........................    2.6%
 Road & Rail ...............................    2.6%
 Diversified Financial Services ............    2.5%
 Energy Equipment & Services ...............    2.4%
 Other .....................................   14.3%
 Short-Term Investments &
  Other Net Assets .........................    2.6%
-------------------------------------------------------


INVESTMENT STRATEGY
Our U.S. small cap growth equity process is based on the application of a disciplined bottom-up methodology. We believe that a diversified small cap equity portfolio focused on companies we regard as having significant earnings growth potential, managed within a disciplined framework of active sector selection and valuation analysis, can provide long-term capital appreciation. We seek companies that possess a relatively high rate of return on invested capital and may offer the potential for accelerating earnings growth as they can offer an opportunity to participate in new products, services and technologies.


MANAGER'S DISCUSSION
During the Fund's fiscal year, strong selection among consumer discretionary stocks helped performance relative to the Russell 2000 Growth Index.4 Specifically, media company Lions Gate Entertainment, an independent producer and distributor of film and television, contributed significantly to performance, as the stock appreciated in value more than 200% during the past year. Shuffle Master, a developer of gaming industry technology, as well as specialty retailers Aeropostale and Claire's Stores, also boosted performance. The Fund's overweighted position in energy-related stocks relative to the index aided performance as oil and gas prices remained at historically high levels during the period. For example, Fund holding Quicksilver Resources, an independent oil and natural gas company, performed strongly during the period and benefited the Fund's relative return.

Health care-related stocks were some of the biggest detractors from Fund performance during the period. Weak performance from a number of our biotechnology and health care equipment and supplies sector holdings offset Pediatrix Medical Group's strong performance. In particular, poor performers included CV Therapeutics (sold by period-end), a biopharmaceutical company dedicated to cardiovascular disease treatments; XOMA, a biopharmaceutical firm developing treatment for inflammatory diseases, cancer and infectious diseases; and Advanced Neuromodulation Systems, a developer, designer and manufacturer of an implantable device to ease chronic pain. Our position in the information



8 ANNUAL REPORT

--------------------------------------------------------------------------------

technology (IT) sector was a drag on the Fund's absolute and relative performance.5 Pinnacle Systems, a computers and peripherals company, as well as several semiconductor-related stocks, detracted from performance. Throughout most of the Fund's fiscal year, we maintained an overweighted position, relative to the index, in the semiconductors and semiconductor equipment industry, which dampened performance. During the period, however, we reduced our exposure to that industry and had an average IT weighting roughly equivalent to that of the index during the period.

Thank you for your continued participation in Fiduciary Small Capitalization Equity Fund. We look forward to serving your future investment needs.


John P. Callaghan
Vice President of Fiduciary and
Senior VP of Fiduciary Trust


Alison J. Schatz, CFA
Portfolio Manager of Fiduciary and
Senior VP of Fiduciary Trust

Fiduciary Small Capitalization Equity Fund



--------------------------------------------------------------------------------
The markets and investments discussions above reflect our analysis, opinions and portfolio holdings as of July 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------



1. SOURCE: STANDARD & POOR'S MICROPAL. THE RUSSELL 2000 GROWTH INDEX IS MARKET CAPITALIZATION WEIGHTED AND MEASURES PERFORMANCE OF THOSE RUSSELL 2000 INDEX COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.

2. SOURCE: BUREAU OF LABOR STATISTICS.

3. SOURCE: STANDARD & POOR'S MICROPAL. THE S&P 500 CONSISTS OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. EACH STOCK'S WEIGHT IN THE INDEX IS PROPORTIONATE TO ITS MARKET VALUE. THE S&P 500 IS ONE OF THE MOST WIDELY USED BENCHMARKS OF U.S. EQUITY PERFORMANCE. THE NASDAQ COMPOSITE INDEX MEASURES ALL DOMESTIC AND INTERNATIONAL COMMON STOCKS LISTED ON THE NASDAQ STOCK MARKET. THE INDEX IS MARKET VALUE WEIGHTED AND INCLUDES OVER 3,000 COMPANIES.

4. THE CONSUMER DISCRETIONARY SECTOR COMPRISES HOTELS, RESTAURANTS AND LEISURE; LEISURE EQUIPMENT AND PRODUCTS; MEDIA; SPECIALTY RETAIL; AND TEXTILES, APPAREL AND LUXURY GOODS IN THE SOI.

5. THE IT SECTOR COMPRISES COMMUNICATIONS EQUIPMENT, COMPUTERS AND PERIPHERALS, ELECTRONIC EQUIPMENT AND INSTRUMENTS, INTERNET SOFTWARE AND SERVICES, IT SERVICES, SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT, AND SOFTWARE IN THE SOI.



                                                                 ANNUAL REPORT 9

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------



       TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT*

The graph below illustrates the hypothetical investment of $10,000 in Fiduciary Small Capitalization Equity Fund (the "Fund") from December 22, 1995 (start of performance), to July 31, 2004, compared with the Russell 2000 Growth Index.+



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Fiduciary Small Capitalization Equity Fund  Russell 2000 Growth Index
12/22/95 $10,000.00                                  $10,000.00
          10,000.00                                   10,064.30
          10,130.00                                    9,980.97
          10,649.70                                   10,436.10
          11,029.90                                   10,642.50
          11,920.00                                   11,459.50
          12,150.00                                   12,047.20
          11,800.10                                   11,264.40
          10,910.40                                    9,889.23
          11,560.60                                   10,621.30
          12,300.50                                   11,168.30
          12,041.00                                   10,686.50
          12,080.70                                   10,983.70
          12,340.50                                   11,197.80
          12,170.20                                   11,477.50
          11,430.20                                   10,784.40
          10,739.80                                   10,023.40
          10,689.30                                    9,907.42
          12,219.00                                   11,396.60
06/30/97  12,998.60                                   11,783.00
          13,848.70                                   12,386.70
          14,048.10                                   12,758.40
          15,538.60                                   13,776.60
          14,819.20                                   12,949.10
          14,368.60                                   12,640.30
          14,533.90                                   12,647.40
          14,225.80                                   12,478.70
          15,507.50                                   13,580.40
          16,287.50                                   14,150.10
          16,134.40                                   14,236.90
          14,842.10                                   13,202.50
          15,385.30                                   13,337.40
          14,462.20                                   12,223.70
          11,098.30                                    9,401.93
          12,072.70                                   10,355.20
          12,585.80                                   10,895.30
          13,601.50                                   11,740.50
          14,976.60                                   12,802.90
01/31/99  16,269.00                                   13,378.80
          14,658.40                                   12,155.00
          15,345.90                                   12,587.90
          15,910.60                                   13,699.50
          15,428.50                                   13,721.20
          16,988.30                                   14,444.00
          17,069.90                                   13,997.40
          17,530.80                                   13,473.90
          17,991.80                                   13,733.80
          19,202.70                                   14,085.50
          21,345.70                                   15,574.90
          25,354.40                                   18,320.00
          25,298.70                                   18,149.50
          30,742.90                                   22,372.20
          29,039.80                                   20,020.60
          25,476.60                                   17,999.20
          24,569.60                                   16,423.10
          27,527.80                                   18,544.60
          26,498.30                                   16,955.30
08/31/00  28,941.40                                   18,738.80
          28,762.00                                   17,807.90
          27,372.80                                   16,362.40
          23,529.60                                   13,391.50
          26,129.70                                   14,211.00
          25,131.50                                   15,361.20
          23,339.60                                   13,255.50
          21,075.70                                   12,050.40
          22,856.60                                   13,525.70
          22,945.70                                   13,838.90
          23,618.00                                   14,216.30
          22,295.40                                   13,003.50
          20,828.40                                   12,191.50
          18,116.50                                   10,224.30
          19,562.20                                   11,207.90
          20,962.90                                   12,143.50
          22,057.10                                   12,899.50
          21,230.00                                   12,440.60
          19,922.20                                   11,635.40
03/31/02  21,105.60                                   12,646.80
          20,155.90                                   12,373.10
          18,589.80                                   11,649.70
          17,208.50                                   10,661.80
          15,100.50                                    9,023.17
          15,224.30                                    9,018.97
          14,053.60                                    8,367.51
          14,719.70                                    8,790.75
          15,373.20                                    9,662.23
          14,238.70                                    8,995.89
          13,560.90                                    8,751.50
          13,202.90                                    8,518.13
          13,412.90                                    8,647.08
          14,547.60                                    9,465.44
          16,421.30                                   10,532.10
          16,606.90                                   10,735.10
          17,568.40                                   11,546.60
          18,937.00                                   12,166.80
          18,185.20                                   11,858.80
10/31/03  19,750.90                                   12,883.30
          20,442.20                                   13,303.30
          20,626.20                                   13,362.80
          21,428.60                                   14,064.80
          21,563.60                                   14,043.00
          21,218.60                                   14,108.70
          19,949.70                                   13,400.40
          20,244.90                                   13,667.00
          20,848.20                                   14,121.80
07/31/04  18,323.00                                   12,854.20


          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JULY 31, 2004
       1 Year ....................................................   4.28%
       5 Year ....................................................   1.43%
       Start of Performance (12/22/95) ...........................   7.29%


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS AND THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, ESTABLISHED COMPANIES. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

*TOTAL RETURN  REPRESENTS THE CUMULATIVE OR AVERAGE ANNUAL CHANGE IN VALUE OF AN
 INVESTMENT OVER THE PERIODS INDICATED, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL RETURNS SMOOTH OUT VARIATIONS IN RETURNS, WHICH CAN BE SIGNIFICANT; THEY ARE NOT THE SAME AS YEAR-BY-YEAR RESULTS. PERFORMANCE SHOWN DOES NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY UNREALIZED GAINS ON THE SALE OF FUND SHARES. PERFORMANCE PRIOR TO THE JULY 24, 2003, REORGANIZATION REFLECTS HISTORICAL PERFORMANCE OF FTI SMALL CAPITALIZATION EQUITY FUND. PAST EXPENSE REDUCTIONS BY THE FUND'S MANAGER AND ADMINISTRATOR INCREASED THE FUND'S TOTAL RETURNS. IF THE MANAGER AND ADMINISTRATOR HAD NOT TAKEN THIS ACTION, THE FUND'S TOTAL RETURNS WOULD HAVE BEEN LOWER.

+SOURCE:  STANDARD & POOR'S  MICROPAL.  THE  RUSSELL  2000  GROWTH  INDEX IS NOT
 ADJUSTED TO REFLECT SALES CHARGES, EXPENSES OR OTHER FEES THAT THE SEC REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. THE RUSSELL 2000 GROWTH INDEX IS MARKET CAPITALIZATION WEIGHTED AND MEASURES PERFORMANCE OF THOSE RUSSELL 2000 INDEX COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.




10 ANNUAL REPORT

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

                              YOUR FUND'S EXPENSES


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES
The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000. IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 (/) $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON
WITH OTHER FUNDS
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR
REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.



--------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
                                               VALUE 1/31/04     VALUE 7/31/04   PERIOD* 1/31/04-7/31/04
--------------------------------------------------------------------------------------------------------
  Actual                                         $1,000           $  855.00              $5.72
--------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000           $1,018.70              $6.22
--------------------------------------------------------------------------------------------------------

*EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.24%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/366 TO REFLECT THE ONE-HALF YEAR PERIOD.


                                                                ANNUAL REPORT 11

FIDUCIARY EUROPEAN SMALLER COMPANIES FUND
--------------------------------------------------------------------------------


YOUR FUND'S GOAL AND MAIN INVESTMENTS: FIDUCIARY EUROPEAN SMALLER COMPANIES FUND SEEKS LONG-TERM GROWTH OF PRINCIPAL BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN A DIVERSIFIED PORTFOLIO OF MARKETABLE EQUITY AND EQUITY-RELATED SECURITIES OF SMALLER EUROPEAN COMPANIES. SMALLER EUROPEAN COMPANIES ARE DEFINED AS THOSE WITH MARKET CAPITALIZATIONS BETWEEN $100 MILLION AND $5 BILLION OR THE EQUIVALENT IN LOCAL CURRENCIES AT THE TIME OF PURCHASE, AND THAT ARE ORGANIZED UNDER THE LAWS OF OR HAVE A PRINCIPAL OFFICE IN A COUNTRY IN EUROPE, OR WHOSE SECURITIES ARE LISTED OR TRADED PRINCIPALLY IN EUROPE.




This annual report for Fiduciary European Smaller Companies Fund covers the fiscal year ended July 31, 2004.


PERFORMANCE OVERVIEW
Fiduciary European Smaller Companies Fund delivered a 31.61% total return for the fiscal year ended July 31, 2004. The Fund slightly underperformed its benchmark, the HSBC Smaller European Companies Index, which had a 32.25% total return during the same period.1


ECONOMIC AND MARKET OVERVIEW
The year under review encompassed a number of distinct market dynamics. European markets experienced gains in third quarter 2003 following a strong run in the previous quarter. Although performance stagnated in September largely due to a correction prompted in part by continued U.S. dollar weakness, fourth quarter 2003 had strong gains. For example, the HSBC Smaller European Companies Index increased about 18% in the fourth quarter, and the Morgan Stanley Capital International (MSCI) Europe Index gained more than 20%.2 This rally boosted performance for many sectors and companies most likely to benefit from economic recovery, with the technology services and electronic technology sectors among the market's top-performing areas during that time.

European small capitalization stocks began 2004 with particularly strong gains that continued through February; however, markets experienced significant declines following the terrorist attacks in Madrid in March. Such stocks have remained down since then, with more market-sensitive small cap growth stocks taking the brunt of the decline. Certain sectors illustrated the market's defensive nature in the European small cap universe over the past 12 months. The transportation and utility sector exhibited the strongest performance, followed closely by stocks in the materials and basic industry sector, as well as the capital goods sector. The health services, technology services and health technology sectors' performances lagged.


INVESTMENT STRATEGY
Our European small cap equity process is based on the application of a small cap equity methodology. Our investment process aims to produce a portfolio of securities of dynamic companies operating in sectors that offer attractive growth potential as a result of secular changes. We use a disciplined investment approach, based on fundamental analysis and valuation, in selecting securities based on their perceived potential for growth. Our team of research analysts is dedicated to the identification of smaller companies that have, in their opinion, the potential to provide above-average performance.







THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 27.



12 ANNUAL REPORT

--------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION
FIDUCIARY EUROPEAN SMALLER COMPANIES FUND
7/31/04
                                            % OF TOTAL
 COUNTRY                                    NET ASSETS
-------------------------------------------------------
 U.K. .....................................    18.5%
 Germany ..................................    14.3%
 Switzerland ..............................    11.1%
 France ...................................     7.3%
 Italy ....................................     6.9%
 Norway ...................................     6.6%
 Sweden                                         6.4%
 Finland ..................................     5.9%
 Greece ...................................     3.5%
 Belgium ..................................     3.2%
 Spain ....................................     3.0%
 Irish Republic ...........................     2.7%
 Austria ..................................     2.1%
 Denmark ..................................     2.0%
 Netherlands ..............................     1.6%
 Short-Term Investments
  & Other Net Assets ......................     4.9%
-------------------------------------------------------




MANAGER'S DISCUSSION
During the Fund's fiscal year, performance relative to the HSBC Smaller European Companies Index was helped by stock selection in the health care sector, where several medical specialties holdings boosted performance.3 Our relatively overweighted positions in Getinge, a Swedish maker of sterilization equipment, and Phonak Holding, a Swiss-based hearing-aid technology company, were strong contributors to Fund performance as they both outperformed the index during the period. Stock selection in the information technology sector also helped relative performance.4 For example, a number of enterprise software companies performed strongly, including Temenos Group, a Swiss developer of systems and software for financial institutions; Telelogic, a Swedish developer of information and project management software; and Finland's TietoEnator, a Nordic provider of technology consulting and software services. Several unrelated companies in the consumer discretionary sector also contributed to the Fund's relative returns.5 In particular, Nokian Renkaat, a Finland-based arctic tire manufacturer, outperformed the index during the reporting period, as did Beneteau, a French yacht maker.

Despite the Fund's double-digit return during the period, there were several detractors from relative performance. Swedish-based data communications and telephony services provider Song Networks Holding, our sole position in diversified telecommunications services, hurt performance. Performance was also held back by positions in Transcom Worldwide, a Swedish provider of customer relationship management solutions, and PHS Group, a U.K. workplace rental and maintenance services provider. Zardoya Otis, a Spanish elevator company, produced poor returns. Other positions that detracted from performance during the period included Singulus Technologies, a German DVD and CD machine manufacturer, and Tomra Systems, a Norwegian maker of recycling machines. We eliminated both positions by period-end.



                                                                ANNUAL REPORT 13

--------------------------------------------------------------------------------

Thank you for your continued participation in Fiduciary European Smaller Companies Fund. We look forward to serving your future investment needs.


Margaret S. Lindsay
Vice President of Fiduciary and
Executive VP of Fiduciary Trust

Pratik M. Patel
Portfolio Manager of Fiduciary and
VP of Fiduciary Trust

Alexandre Oltramare
Assistant Vice President of Fiduciary

Fiduciary European Smaller Companies Fund

--------------------------------------------------------------------------------
The markets and investments discussions above reflect our analysis, opinions and portfolio holdings as of July 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------



1. SOURCE: STANDARD & POOR'S MICROPAL. THE HSBC SMALLER EUROPEAN COMPANIES INDEX COMPRISES ABOUT 1,500 COMPANIES IN EUROPE HAVING MARKET CAPITALIZATIONS IN A SIMILAR RANGE TO THAT USED BY THE FUND. THE INDEX COMPOSITION IS UPDATED QUARTERLY. THE INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.

2. SOURCE: STANDARD & POOR'S MICROPAL. PLEASE SEE FOOTNOTE 1 FOR A DESCRIPTION OF THE HSBC SMALLER EUROPEAN COMPANIES INDEX. THE MSCI EUROPE INDEX IS MARKET CAPITALIZATION WEIGHTED AND MEASURES TOTAL RETURNS OF EQUITY SECURITIES IN EUROPE'S DEVELOPED MARKETS.

3. THE HEALTH CARE SECTOR COMPRISES BIOTECHNOLOGY, AND HEALTH CARE EQUIPMENT AND SUPPLIES IN THE SOI.

4. THE INFORMATION TECHNOLOGY SECTOR COMPRISES COMMUNICATIONS EQUIPMENT, COMPUTERS AND PERIPHERALS, ELECTRONIC EQUIPMENT AND TECHNOLOGY, INTERNET SOFTWARE AND SERVICES, IT SERVICES, OFFICE ELECTRONICS, SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT, AND SOFTWARE IN THE SOI.

5.  THE  CONSUMER  DISCRETIONARY  SECTOR  COMPRISES  AUTO  COMPONENTS;   HOTELS,
RESTAURANTS AND LEISURE; HOUSEHOLD DURABLES; LEISURE EQUIPMENT AND PRODUCTS; MEDIA; MULTILINE RETAIL AND SPECIALTY RETAIL IN THE SOI.



14 ANNUAL REPORT

FIDUCIARY EUROPEAN SMALLER COMPANIES FUND
--------------------------------------------------------------------------------



       TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT*

The graph below illustrates the hypothetical investment of $10,000 in Fiduciary European Smaller Companies Fund (the "Fund") from January 2, 2001 (start of performance), to July 31, 2004, compared with the HSBC Smaller European Companies Index.+



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

        Fiduciary European                HSBC Smaller European
      Smaller Companies Fund                 Companies Index
1/2/01   $10,000.00                           $10,000.00
          10,190.00                            10,253.10
           9,330.00                             9,652.11
           8,130.00                             8,603.10
           8,720.00                             9,037.13
           8,580.00                             8,762.69
           7,820.00                             8,152.38
           7,430.00                             8,000.13
           7,410.00                             7,968.08
           6,300.00                             6,640.62
           6,570.00                             7,072.65
           6,890.00                             7,666.93
12/31/01   7,020.00                             7,757.75
           6,900.00                             7,632.21
           6,850.00                             7,556.09
           7,220.00                             8,017.49
           7,150.00                             8,181.76
           7,210.00                             8,225.16
           6,890.00                             7,914.00
           5,970.00                             7,164.80
           5,690.00                             7,033.25
           4,870.00                             6,147.84
           5,040.00                             6,408.25
           5,270.00                             6,800.21
12/31/02   5,248.00                             6,720.75
           5,038.00                             6,546.47
           4,897.00                             6,300.08
           4,947.00                             6,249.33
           5,468.00                             7,088.01
           6,009.00                             7,853.23
           6,059.00                             8,061.57
           6,229.00                             8,408.12
           6,490.00                             8,679.89
           6,820.00                             9,063.17
           7,732.00                             9,726.23
           8,032.00                            10,118.90
12/31/03   8,350.00                            10,717.20
           8,978.00                            11,318.10
           9,312.00                            11,764.80
           8,795.00                            11,384.20
           8,654.00                            11,169.20
           8,715.00                            11,159.20
           8,836.00                            11,536.50
7/31/04    8,198.00                            11,119.80


          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JULY 31, 2004
     1 Year ..........................................................  31.61%
     3 Year ..........................................................   3.33%
     Start of Performance (1/2/01) ...................................  -5.40%


PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOREIGN INVESTING INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY, AND REGULATORY AND POLITICAL DEVELOPMENTS. IN ADDITION, SMALLER COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER COMPANY STOCKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

*TOTAL RETURN  REPRESENTS THE CUMULATIVE OR AVERAGE ANNUAL CHANGE IN VALUE OF AN
 INVESTMENT OVER THE PERIODS INDICATED, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. AVERAGE RETURNS SMOOTH OUT VARIATIONS IN RETURNS, WHICH CAN BE SIGNIFICANT; THEY ARE NOT THE SAME AS YEAR-BY-YEAR RESULTS. PERFORMANCE SHOWN DOES NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY UNREALIZED GAINS ON THE SALE OF FUND SHARES. PERFORMANCE PRIOR TO THE JULY 24, 2003, REORGANIZATION REFLECTS HISTORICAL PERFORMANCE OF FTI EUROPEAN SMALLER COMPANIES FUND. PAST EXPENSE REDUCTIONS BY THE FUND'S MANAGER AND ADMINISTRATOR INCREASED THE FUND'S TOTAL RETURNS. IF THE MANAGER AND ADMINISTRATOR HAD NOT TAKEN THIS ACTION, THE FUND'S TOTAL RETURNS WOULD HAVE BEEN LOWER.

+SOURCE:  STANDARD & POOR'S MICROPAL.  THE HSBC SMALLER EUROPEAN COMPANIES INDEX
 IS NOT ADJUSTED TO REFLECT SALES CHARGES, EXPENSES OR OTHER FEES THAT THE SEC REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. THE HSBC SMALLER EUROPEAN COMPANIES INDEX COMPRISES ABOUT 1,500 COMPANIES IN EUROPE HAVING MARKET CAPITALIZATIONS IN A SIMILAR RANGE TO THAT USED BY THE FUND. THE INDEX
 COMPOSITION IS UPDATED QUARTERLY. THE INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.



                                                                ANNUAL REPORT 15

FIDUCIARY EUROPEAN SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

                              YOUR FUND'S EXPENSES


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES
The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000. IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 (/) $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50. In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON
WITH OTHER FUNDS
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR
REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.



----------------------------------------------------------------------------------------------------------------
                                                     BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
                                                       VALUE 1/31/04     VALUE 7/31/04   PERIOD* 1/31/04-7/31/04
----------------------------------------------------------------------------------------------------------------
  Actual                                                 $1,000           $  913.20              $7.23
----------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)               $1,000           $1,017.30              $7.62
----------------------------------------------------------------------------------------------------------------

*EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.52%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/366 TO REFLECT THE ONE-HALF YEAR PERIOD.



16 ANNUAL REPORT

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS
FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND
--------------------------------------------------------------------------------



                                                  YEAR ENDED JULY 31,              YEAR ENDED NOVEMBER 30,
                                               ---------------------------------------------------------------------
                                                  2004        2003C       2002        2001       2000        1999F
                                               ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........   $5.91       $5.65       $7.21       $9.63     $11.39      $10.00
                                               ---------------------------------------------------------------------
Income from investment operations:
 Net investment income a .....................     .03         .03         .04         .04        .03         .04
 Net realized and unrealized gains (losses) ..     .90         .27       (1.19)       (.81)      (.22)       1.38
                                               ---------------------------------------------------------------------
Total from investment operations .............     .93         .30       (1.15)       (.77)      (.19)       1.42
                                               ---------------------------------------------------------------------
Less distributions from:
 Net investment income .......................    (.03)       (.04)       (.05)       (.04)      (.03)       (.03)
 Net realized gains ..........................    (.04)         --        (.36)      (1.61)     (1.54)         --
                                               ---------------------------------------------------------------------
Total distributions ..........................    (.07)       (.04)       (.41)      (1.65)     (1.57)       (.03)
                                               ---------------------------------------------------------------------
Net asset value, end of year .................   $6.77       $5.91       $5.65       $7.21      $9.63      $11.39
                                               ---------------------------------------------------------------------

Total return b ...............................  15.78%       5.30%    (16.93)%e    (9.22)%    (1.98)%      14.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............. $82,921     $70,684     $60,904     $74,634    $87,052     $99,887
Ratios to average net assets:
 Expenses ....................................   1.02%       1.21%d      1.10%       1.09%      1.02%       1.11%d
 Expenses net of waiver and payments by
 affiliate ...................................    .98%       1.03%d      1.03%       1.03%       .97%       1.08%d
 Net investment income .......................    .43%        .77%d       .73%        .61%       .28%        .37%d
Portfolio turnover rate ......................  48.04%      33.02%      64.46%      37.59%      8.74%      60.59%


a Based on average daily shares  outstanding  except for the year ended November
  30, 2000.
b Total return is not annualized for periods less than one year.
c For the period December 1, 2002 to July 31, 2003.
d Annualized.
e The Fund's advisor fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by .15%.
f For the period December 11, 1998 (effective date) to November 30, 1999.

                       See notes to financial statements.



                                                                ANNUAL REPORT 17

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JULY 31, 2004



     FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND                                  SHARES      VALUE
----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 96.0%
     AEROSPACE & DEFENSE 8.4%
     Honeywell International Inc. .....................................................     80,000  $ 3,008,800
     Northrop Grumman Corp. ...........................................................     40,000    2,104,000
     United Technologies Corp. ........................................................     20,000    1,870,000
                                                                                                    ------------
                                                                                                      6,982,800
                                                                                                    ------------

     AIR FREIGHT & LOGISTICS 2.2%
     United Parcel Service Inc., B ....................................................     25,000    1,799,000
                                                                                                    ------------

     BIOTECHNOLOGY 9.0%
 a   Amgen Inc. .......................................................................     30,000    1,706,400
 a   Biogen Idec Inc. .................................................................     51,000    3,060,000
 a   Genentech Inc. ...................................................................     55,100    2,682,268
                                                                                                    ------------
                                                                                                      7,448,668
                                                                                                    ------------

     CAPITAL MARKETS 2.0%
     Bank of New York Co. Inc. ........................................................     57,000    1,637,610
                                                                                                    ------------

     COMMERCIAL SERVICES & SUPPLIES 2.2%
     Manpower Inc. ....................................................................     42,000    1,829,100
                                                                                                    ------------

     COMMUNICATIONS EQUIPMENT 4.4%
 a   Cisco Systems Inc. ...............................................................     90,000    1,877,400
 a   Corning Inc. .....................................................................    142,000    1,755,120
                                                                                                    ------------
                                                                                                      3,632,520
                                                                                                    ------------

     COMPUTERS & PERIPHERALS 2.1%
     International Business Machines Corp. ............................................     20,000    1,741,400
                                                                                                    ------------

     DIVERSIFIED FINANCIAL SERVICES 2.0%
     Citigroup Inc. ...................................................................     37,000    1,631,330
                                                                                                    ------------

     ELECTRIC UTILITIES 2.2%
     FPL Group Inc. ...................................................................     27,000    1,817,910
                                                                                                    ------------

     ENERGY EQUIPMENT & SERVICES 2.2%
 a   Nabors Industries Ltd. ...........................................................     40,000    1,860,000
                                                                                                    ------------

     FOOD PRODUCTS 4.5%
     Archer Daniels Midland Co. .......................................................    115,000    1,774,450
     Nestle SA (Switzerland) ..........................................................      7,600    1,942,549
                                                                                                    ------------
                                                                                                      3,716,999
                                                                                                    ------------




18  ANNUAL REPORT

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JULY 31, 2004 (CONT.)



     FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND                                  SHARES      VALUE
----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     HOTELS, RESTAURANTS & LEISURE 4.7%
     Carnival Corp. ...................................................................     42,000  $ 1,957,620
     McDonald's Corp. .................................................................     70,000    1,925,000
                                                                                                    ------------
                                                                                                      3,882,620
                                                                                                    ------------

     INDUSTRIAL CONGLOMERATES 4.9%
     General Electric Co. .............................................................     50,000    1,662,500
     Tyco International Ltd. ..........................................................     77,000    2,387,000
                                                                                                    ------------
                                                                                                      4,049,500
                                                                                                    ------------

     INSURANCE 7.6%
     American International Group Inc. ................................................     15,000    1,059,750
     Hartford Financial Services Group Inc. ...........................................     28,000    1,822,800
     Montpelier Re Holdings Ltd. (Bermuda) ............................................     49,000    1,733,620
     Unitrin Inc. .....................................................................     40,000    1,666,000
                                                                                                    ------------
                                                                                                      6,282,170
                                                                                                    ------------

     IT SERVICES 2.5%
     First Data Corp. .................................................................     46,000    2,052,060
                                                                                                    ------------

     MACHINERY 2.3%
     Eaton Corp. ......................................................................     30,100    1,945,665
                                                                                                    ------------

     MEDIA 3.5%
     Clear Channel Communications Inc. ................................................     33,000    1,178,100
 a   Time Warner Inc. .................................................................    103,000    1,714,950
                                                                                                    ------------
                                                                                                      2,893,050
                                                                                                    ------------

     MULTI-UTILITIES & UNREGULATED POWER 2.4%
     Duke Energy Corp. ................................................................     95,000    2,042,500
                                                                                                    ------------

     OIL & GAS 5.4%
     BP PLC, ADR (United Kingdom) .....................................................     41,000    2,310,760
     Exxon Mobil Corp. ................................................................     47,000    2,176,100
                                                                                                    ------------
                                                                                                      4,486,860
                                                                                                    ------------

     PHARMACEUTICALS 5.6%
     Johnson & Johnson Inc. ...........................................................     34,000    1,879,180
     Merck & Co. Inc. .................................................................     35,000    1,587,250
     Pfizer Inc. ......................................................................     37,000    1,182,520
                                                                                                    ------------
                                                                                                      4,648,950
                                                                                                    ------------



                                                                ANNUAL REPORT 19

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JULY 31, 2004 (CONT.)



     FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND                                  SHARES      VALUE
----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ROAD & RAIL 2.4%
     Union Pacific Corp. ..............................................................     35,000  $ 1,971,900
                                                                                                    ------------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.1%
     Analog Devices Inc. ..............................................................     43,000    1,707,100
     Intel Corp. ......................................................................     70,000    1,706,600
                                                                                                    ------------
                                                                                                      3,413,700
                                                                                                    ------------

     SOFTWARE 7.3%
 a   Mercury Interactive Corp. ........................................................     44,000    1,608,640
     SAP AG (Germany) .................................................................     11,000    1,765,350
 a   Symantec Corp. ...................................................................     58,000    2,712,080
                                                                                                    ------------
                                                                                                      6,086,070
                                                                                                    ------------

     SPECIALTY RETAIL 2.1%
     Home Depot Inc. ..................................................................     51,000    1,719,720
                                                                                                    ------------

     TOTAL COMMON STOCKS (COST $60,448,269) ...........................................              79,572,102
                                                                                                    ------------

     SHORT TERM INVESTMENT (COST $4,830,408) 5.8%
     MONEY FUND
 b   Franklin Institutional Fiduciary Trust Money Market Portfolio ....................   4,830,408   4,830,408
                                                                                                    ------------


     TOTAL INVESTMENTS (COST $65,278,677) 101.8% ......................................              84,402,510
     OTHER ASSETS, LESS LIABILITIES (1.8)% ............................................              (1,481,506)
                                                                                                    ------------

     NET ASSETS 100.0% ................................................................             $82,921,004
                                                                                                    ============


a Non-income producing.
b See Note 7 regarding investments in Franklin Institutional Fiduciary
  Trust Money Market Portfolio.


                       See notes to financial statements.




20 ANNUAL REPORT

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS
FIDUCIARY SMALL CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------



                                                  YEAR ENDED JULY 31,             YEAR ENDED NOVEMBER 30,
                                              ---------------------------------------------------------------------
                                                  2004        2003C       2002        2001       2000        1999
                                              ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $14.25      $12.48      $18.71      $21.00     $20.81      $13.26
                                              ---------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .............     (.16)       (.07)       (.15)       (.13)      (.15)       (.16)
 Net realized and unrealized gains (losses) .      .77        1.84       (4.37)      (2.16)      2.25        7.71
                                              ---------------------------------------------------------------------
Total from investment operations ............      .61        1.77       (4.52)      (2.29)      2.10        7.55
                                              ---------------------------------------------------------------------
Less distributions from net realized gains ..       --          --       (1.71)         --      (1.91)         --
                                              ---------------------------------------------------------------------
Net asset value, end of year ................   $14.86      $14.25      $12.48      $18.71     $21.00      $20.81
                                              ---------------------------------------------------------------------

Total return b ..............................    4.28%      14.18%    (26.65)%    (10.90)%     10.22%      56.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............  $62,786     $61,026     $59,882     $97,660   $109,385     $72,752
Ratios to average net assets:
 Expenses ...................................    1.27%       1.43%d      1.34%       1.32%      1.29%       1.44%
 Expenses net of waiver and payments
 by affiliate ...............................    1.26%       1.30%d      1.30%       1.30%      1.27%       1.44%
 Net investment income (loss) ...............  (1.01)%      (.89)%d    (1.01)%      (.67)%     (.68)%      (.95)%
Portfolio turnover rate .....................  130.22%      92.58%     178.05%     111.67%     90.01%     130.23%


a Based on average daily shares  outstanding  effective with year ended November
  30, 2001.
b Total return is not annualized for periods less than one year.
c For the period December 1, 2002 to July 31, 2003.
d Annualized.

                       See notes to financial statements.




                                                                ANNUAL REPORT 21

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JULY 31, 2004



     FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                              SHARES     VALUE
----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 97.4%
     AEROSPACE & DEFENSE 1.3%
 a   Aviall Inc. ........................................................................    40,000  $   802,000
                                                                                                     -----------

     AIRLINES .8%
 a   Airtran Holdings Inc. ..............................................................    47,600      530,740
                                                                                                     -----------

     BIOTECHNOLOGY 4.6%
 a   Alkermes Inc. ......................................................................    66,500      717,535
 a   Dendreon Corp. .....................................................................    47,100      433,791
 a   Enzon Pharmaceuticals Inc. .........................................................    49,900      619,259
 a   Telik Inc. .........................................................................    31,300      618,488
 a   XOMA Ltd. ..........................................................................   130,500      475,020
                                                                                                     -----------
                                                                                                       2,864,093
                                                                                                     -----------

     CAPITAL MARKETS 4.4%
 a   Affiliated Managers Group Inc. .....................................................    12,450      571,579
 a   Greenhill & Co. Inc. ...............................................................    20,900      427,405
 a   Piper Jaffray Cos. Inc. ............................................................    22,700      925,025
 a   Tradestation Group Inc. ............................................................   139,100      827,645
                                                                                                     -----------
                                                                                                       2,751,654
                                                                                                     -----------

     CHEMICALS 3.4%
     Minerals Technologies Inc. ..........................................................   37,900    2,117,473
                                                                                                     -----------

     COMMERCIAL BANKS .9%
     Texas Regional Bancshares Inc., A ...................................................   12,860      572,141
                                                                                                     -----------

     COMMERCIAL SERVICES & SUPPLIES 4.8%
 a   Asset Acceptance Capital Corp. ......................................................   39,700      683,634
 a   Charles River Associates Inc. .......................................................   33,200    1,063,728
 a   FTI Consulting Inc. .................................................................   34,200      590,292
     National Financial Partners Corp. ...................................................   20,100      676,968
                                                                                                     -----------
                                                                                                       3,014,622
                                                                                                     -----------

     COMMUNICATIONS EQUIPMENT 1.2%
 a   Avanex Corp. ........................................................................   79,500      234,525
 a   F5 Networks Inc. ....................................................................   19,300      505,467
                                                                                                     -----------
                                                                                                         739,992
                                                                                                     -----------

     COMPUTERS & PERIPHERALS .8%
 a   Pinnacle Systems Inc. ...............................................................  120,300      475,185
                                                                                                     -----------

     CONSUMER FINANCE
 a   Collegiate Funding Services .........................................................    1,900       26,657
                                                                                                     -----------





22 ANNUAL REPORT

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JULY 31, 2004 (CONT.)



     FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                              SHARES      VALUE
----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     DIVERSIFIED FINANCIAL SERVICES 2.5%
 a   Financial Federal Corp. .............................................................   19,200  $   617,472
 a   Marlin Business Services Inc. .......................................................   57,700      949,742
                                                                                                     -----------
                                                                                                       1,567,214
                                                                                                     -----------

     DIVERSIFIED TELECOMMUNICATION SERVICES 1.2%
 a   Commonwealth Telephone Enterprises Inc. .............................................   16,300      730,240
                                                                                                     -----------

     ELECTRONIC EQUIPMENT & INSTRUMENTS 4.5%
     BEI Technologies Inc. ...............................................................   38,500      924,385
     Cognex Corp. ........................................................................   41,200    1,239,296
 a   Newport Corp. .......................................................................   45,400      651,036
                                                                                                     -----------
                                                                                                       2,814,717
                                                                                                     -----------

     ENERGY EQUIPMENT & SERVICES 2.4%
 a   Oceaneering International Inc. ......................................................   22,800      753,996
 a   Universal Compression Holdings Inc. .................................................   23,900      784,159
                                                                                                     -----------
                                                                                                       1,538,155
                                                                                                     -----------

     FOOD & STAPLES RETAILING 1.2%
 a   United Natural Foods Inc. ...........................................................   33,600      728,112
                                                                                                     -----------

     HEALTH CARE EQUIPMENT & SUPPLIES 5.5%
 a   Advanced Neuromodulation Systems Inc. ...............................................   19,500      624,975
 a   ResMed Inc. .........................................................................   35,800    1,754,200
 a   Viasys Healthcare Inc. ..............................................................   34,500      522,675
 a   Wilson Greatbatch Technologies Inc. .................................................   24,100      527,790
                                                                                                     -----------
                                                                                                       3,429,640
                                                                                                     -----------

     HEALTH CARE PROVIDERS & SERVICES 9.3%
 a   American Healthways Inc. ............................................................   39,500    1,075,585
 a   Dendrite International Inc. .........................................................   64,400      960,204
 a   Pediatrix Medical Group Inc. ........................................................   11,000      695,640
 a   Rotech Healthcare Inc. ..............................................................   43,700      928,625
     Select Medical Corp. ................................................................   54,700      702,348
 a   Sunrise Senior Living Inc. ..........................................................   19,000      670,700
 a   United Surgical Partners International Inc. .........................................   23,700      835,188
                                                                                                     -----------
                                                                                                       5,868,290
                                                                                                     -----------

     HOTELS, RESTAURANTS & LEISURE 2.7%
 a   RARE Hospitality International Inc. .................................................   27,800      784,238
 a   Shuffle Master Inc. .................................................................   28,150      900,518
                                                                                                     -----------
                                                                                                       1,684,756
                                                                                                     -----------



                                                                ANNUAL REPORT 23

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JULY 31, 2004 (CONT.)



     FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                              SHARES     VALUE
----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     INSURANCE 1.0%
     Direct General Corp. ................................................................   21,500  $   639,410
                                                                                                     -----------

     INTERNET SOFTWARE & SERVICES 5.2%
 a   24/7 Real Media Inc. ................................................................  112,800      429,768
 a   Kintera Inc. ........................................................................   53,000      428,240
 a   United Online Inc. ..................................................................   70,500    1,099,800
 a   webMethods Inc. .....................................................................   97,600      465,552
 a   Websense Inc. .......................................................................   22,100      843,999
                                                                                                     -----------
                                                                                                       3,267,359
                                                                                                     -----------

     IT SERVICES 1.8%
 a   CACI International Inc., A ..........................................................   14,800      608,428
 a   Tier Technologies Inc., B ...........................................................   65,500      540,375
                                                                                                     -----------
                                                                                                       1,148,803
                                                                                                     -----------

     LEISURE EQUIPMENT & PRODUCTS 1.7%
 a   K2 Inc. .............................................................................   60,800      866,400
 a   Marvel Enterprises Inc. .............................................................   14,650      191,182
                                                                                                     -----------
                                                                                                       1,057,582
                                                                                                     -----------

     MACHINERY 6.2%
     Albany International Corp., A .......................................................   21,500      643,280
 a   Bucyrus International Inc. ..........................................................    1,100       26,400
     Joy Global Inc. .....................................................................   34,200    1,015,398
 a   Wabash National Corp. ...............................................................   43,100    1,244,728
     Wabtec Corp. ........................................................................   53,900      980,980
                                                                                                     -----------
                                                                                                       3,910,786
                                                                                                     -----------

     MEDIA 1.6%
 a   Lions Gate Entertainment Corp. (Canada) .............................................  128,300      982,778
                                                                                                     -----------


     METALS & MINING 2.6%
     Massey Energy Co. ...................................................................   23,900      660,835
     Quanex Corp. ........................................................................   21,500      978,250
                                                                                                     -----------
                                                                                                       1,639,085
                                                                                                     -----------

     OIL & GAS 5.0%
 a   Brigham Exploration Co. .............................................................   76,600      683,272
 a   Evergreen Resources Inc. ............................................................   12,400      507,408
 a   Forest Oil Corp. ....................................................................   25,200      712,908
 a   Quicksilver Resources Inc. ..........................................................   39,000    1,235,130
                                                                                                     -----------
                                                                                                       3,138,718
                                                                                                     -----------

     PHARMACEUTICALS .8%
 a   Nektar Therapeutics .................................................................   29,700      520,938
                                                                                                     -----------




24 ANNUAL REPORT

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JULY 31, 2004 (CONT.)



     FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                              SHARES      VALUE
----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ROAD & RAIL 2.6%
 a   Genesee & Wyoming Inc. ..............................................................   36,300  $   842,160
     Heartland Express Inc. ..............................................................   28,500      769,785
                                                                                                     -----------
                                                                                                       1,611,945
                                                                                                     -----------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 6.0%
 a   ATMI Inc. ...........................................................................   40,400      822,544
 a   Credence Systems Corp. ..............................................................   74,800      670,208
 a   Micrel Inc. .........................................................................   96,900      995,163
 a   Microsemi Corp. .....................................................................   67,300      824,425
 a   Semtech Corp. .......................................................................   23,200      460,520
                                                                                                     -----------
                                                                                                       3,772,860
                                                                                                     -----------

     SOFTWARE 5.8%
 a   Embarcadero Technologies Inc. .......................................................   60,400      459,040
 a   Manhattan Associates Inc. ...........................................................   24,300      630,828
 a   Manugistics Group Inc. ..............................................................  241,000      662,750
 a   RSA Security Inc. ...................................................................   67,400    1,254,988
 a   Secure Computing Corp. ..............................................................   91,900      635,489
                                                                                                     -----------
                                                                                                       3,643,095
                                                                                                     -----------

     SPECIALTY RETAIL 3.0%
 a   Aeropostale Inc. ....................................................................   22,050      672,084
     Claire's Stores Inc. ................................................................   27,100      624,655
     The Pep Boys - Manny, Moe & Jack ....................................................   29,200      604,440
                                                                                                     -----------
                                                                                                       1,901,179
                                                                                                     -----------

     TEXTILES, APPAREL & LUXURY GOODS 2.6%
 a   Deckers Outdoor Corp. ...............................................................   34,600    1,012,050
 a   Fossil Inc. .........................................................................   26,650      644,664
                                                                                                     -----------
                                                                                                       1,656,714
                                                                                                     -----------
     TOTAL COMMON STOCKS (COST $59,268,136) ..............................................            61,146,933
                                                                                                     -----------

     SHORT TERM INVESTMENT (COST $683,209) 1.1%
     MONEY FUND
 b   Franklin Institutional Fiduciary Trust Money Market Portfolio .......................  683,209      683,209
                                                                                                     -----------
     TOTAL INVESTMENTS (COST $59,951,345) 98.5% ..........................................            61,830,142
     OTHER ASSETS, LESS LIABILITIES 1.5% .................................................               956,318
                                                                                                     -----------

     NET ASSETS 100.0% ...................................................................           $62,786,460
                                                                                                     ===========


a Non-income producing.
b See Note 7 regarding investments in Franklin Institutional Fiduciary Trust
  Money Market Portfolio.



                       See notes to financial statements.



                                                                ANNUAL REPORT 25

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS
FIDUCIARY EUROPEAN SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

                                                                      YEAR ENDED             YEAR ENDED
                                                                       JULY 31,             NOVEMBER 30,
                                                                -------------------------------------------
                                                                  2004        2003C      2002        2001E
                                                                -------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................     $6.22       $5.27      $6.89      $10.00
                                                                -------------------------------------------
Income from investment operations:
 Net investment income (loss) a ............................       .02         .08       (.01)       (.02)
 Net realized and unrealized gains (losses) ................      1.95         .88      (1.61)      (3.09)
                                                                -------------------------------------------
Total from investment operations ...........................      1.97         .96      (1.62)      (3.11)
                                                                -------------------------------------------
Less distributions from net investment income ..............      (.09)       (.01)        --          --
                                                                -------------------------------------------
Net asset value, end of year ...............................     $8.10       $6.22      $5.27       $6.89
                                                                -------------------------------------------

Total return b .............................................    31.61%      18.20%   (23.51)%    (31.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................   $15,834     $12,996    $14,970     $14,495
Ratios to average net assets:
 Expenses ..................................................     1.54%       1.84%d     1.61%       2.62%d
 Expenses net of waiver and payments by affiliate ..........     1.38%       1.20%d     1.20%       1.20%d
 Net investment income (loss) ..............................      .24%       2.18%d    (.14)%      (.28)%d
Portfolio turnover rate ....................................    98.92%      87.83%    131.90%      82.43%


a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c For the period December 1, 2002 to July 31, 2003.
d Annualized.
e For the period January 2, 2001 (effective date) to November 30, 2001.


                       See notes to financial statements.




26 ANNUAL REPORT

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JULY 31, 2004



     FIDUCIARY EUROPEAN SMALLER COMPANIES FUND                   INDUSTRY                   SHARES      VALUE
----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 91.8%
     AUSTRIA 2.1%
     Andritz AG ................................                 Machinery                   6,770  $   326,029
                                                                                                    ------------

     BELGIUM 3.2%
  a  Mobistar SA ...............................    Wireless Telecommunication Services      4,024      266,700
  a  Solvus SA .................................      Commercial Services & Supplies        16,928      239,471
                                                                                                    ------------

                                                                                                        506,171
                                                                                                    ------------

     DENMARK 2.0%
     Bang & Olufsen AS, B ......................            Household Durables               5,635      312,975
                                                                                                    ------------

     FINLAND 5.9%
  a  Elisa Corp. ...............................  Diversified Telecommunication Services     2,660       34,267
     Nokian Renkaat OYJ ........................              Auto Components                3,330      315,921
     TietoEnator OYJ ...........................                IT Services                 10,585      294,381
  a  YIT-Yhtyma OYJ ............................        Construction & Engineering          14,130      282,396
                                                                                                    ------------
                                                                                                        926,965
                                                                                                    ------------

     FRANCE 7.3%
  a  Alten .....................................                IT Services                  1,500       27,089
     Beneteau ..................................       Leisure Equipment & Products          4,102      256,807
  a  Gemplus International SA ..................          Computers & Peripherals          126,102      252,022
     Neopost SA ................................            Office Electronics               5,180      300,597
     SR Teleperformance ........................                   Media                    14,570      323,992
                                                                                                    ------------
                                                                                                      1,160,507
                                                                                                    ------------

     GERMANY 11.0%
     Awd Holdings AG ...........................              Capital Markets                8,530      300,902
  a  Freenet.de AG .............................       Internet Software & Services          9,450      176,348
     Krones AG .................................                 Machinery                   2,000      189,020
     Leoni AG ..................................              Auto Components                7,695      398,832
     Puma AG ...................................     Textiles, Apparel & Luxury Goods        1,460      344,170
     Rheinmetall AG ............................         Industrial Conglomerates            2,400       93,041
     United Internet AG ........................       Internet Software & Services         10,398      243,864
                                                                                                    ------------
                                                                                                      1,746,177
                                                                                                    ------------

     GREECE 3.5%
     Germanos SA ...............................             Specialty Retail               11,250      296,894
     Hellenic Duty Free Shops SA ...............             Specialty Retail                2,500       46,171
     Hellenic Duty Free Shops SA, 144A .........             Specialty Retail               11,600      214,235
                                                                                                    ------------
                                                                                                        557,300
                                                                                                    ------------




                                                                ANNUAL REPORT 27

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JULY 31, 2004 (CONT.)



     FIDUCIARY EUROPEAN SMALLER COMPANIES FUND                    INDUSTRY                  SHARES      VALUE
----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     IRISH REPUBLIC 2.7%
  a  Grafton Group PLC .........................     Trading Companies & Distributors       35,668  $   289,862
     Iaws Group PLC ............................               Food Products                 3,000       35,757
  a  Kingspan Group PLC ........................             Building Products              17,000       98,242
                                                                                                    ------------
                                                                                                        423,861
                                                                                                    ------------

     ITALY 6.9%
  a  Digital Multimedia Tech SpA ...............  Diversified Telecommunication Services    12,240      270,530
     Ergo Previdenza SpA .......................                 Insurance                  16,260       75,368
     Gruppo Editoriale L'Espresso SpA ..........                   Media                    27,621      149,644
     Hera SpA ..................................            Electric Utilities             136,175      284,449
     Merloni Elettrodomestici SpA ..............            Household Durables              17,740      310,760
                                                                                                    ------------
                                                                                                      1,090,751
                                                                                                    ------------

     NETHERLANDS 1.6%
     Vedior NV .................................      Commercial Services & Supplies        17,040      250,287
                                                                                                    ------------

     NORWAY 6.6%
  a  ABG Sundal Collier ASA ....................              Capital Markets              285,600      171,322
     Aktiv Kapital ASA .........................              Capital Markets               22,015      295,565
  a  Fast Search & Transfer ASA ................       Internet Software & Services         35,840       45,609
     Tandberg ASA ..............................         Communications Equipment           28,010      252,034
  a  Tandberg Television ASA ...................         Communications Equipment           41,415      286,883
                                                                                                    ------------
                                                                                                      1,051,413
                                                                                                    ------------

     SPAIN 3.0%
     Aldeasa SA ................................             Specialty Retail                7,050      202,860
     Gamesa Corporacion Tecnologica SA .........           Electrical Equipment             19,755      277,797
                                                                                                    ------------
                                                                                                        480,657
                                                                                                    ------------

     SWEDEN 6.4%
     Getinge AB, B .............................     Health Care Equipment & Supplies       28,010      323,028
  a  Song Networks Holding AB ..................  Diversified Telecommunication Services    34,680      193,874
  a  Telelogic AB ..............................                 Software                  141,620      247,294
  a  Transcom Worldwide SA, B ..................      Commercial Services & Supplies        67,130      241,440
                                                                                                    ------------
                                                                                                      1,005,636
                                                                                                    ------------


     SWITZERLAND 11.1%
  a  Actelion Ltd. .............................               Biotechnology                 2,335      223,124
     Kuoni Reisen Holding AG, B ................       Hotels, Restaurants & Leisure           750      306,601
  a  Leica Geosystems AG .......................    Electronic Equipment & Instruments         990      195,779
  a  Micronas Semiconductor Holding AG ......... Semiconductors & Semiconductor Equipment    5,680      236,195
     Phonak Holding AG .........................     Health Care Equipment & Supplies        9,400      270,020
     PublicGroupe SA ...........................                   Media                       830      234,854





28 ANNUAL REPORT

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JULY 31, 2004 (CONT.)



     FIDUCIARY EUROPEAN SMALLER COMPANIES FUND                   INDUSTRY                   SHARES     VALUE
----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     SWITZERLAND (CONT.)
  a  Temenos Group AG ..........................                 Software                    1,225  $    10,006
  a  Temenos Group AG, 144A ....................                 Software                   33,510      273,717
                                                                                                    ------------
                                                                                                      1,750,296
                                                                                                    ------------

     UNITED KINGDOM 18.5%
     Kensington Group PLC ......................             Consumer Finance               29,350      203,612
     Laird Group PLC ...........................    Electronic Equipment & Instruments      55,060      276,842
  a  lastminute.com PLC ........................      Commercial Services & Supplies        70,675      168,359
     Mothercare PLC ............................             Multiline Retail               45,270      263,839
  a  Northgate Information Solutions PLC .......                IT Services                252,290      254,621
  a  Pace Micro Technology PLC .................            Household Durables             220,525      238,603
     PHS Group PLC .............................      Commercial Services & Supplies       215,800      294,315
     Premier Farnell PLC .......................    Electronic Equipment & Instruments      69,375      266,502
     Spectris PLC ..............................           Electrical Equipment             33,350      249,252
  a  Spirent PLC ...............................         Communications Equipment          221,350      221,382
     Taylor Nelson Sofres PLC ..................                   Media                    47,550      182,878
     Whatman PLC ...............................                 Chemicals                  84,030      315,317
                                                                                                    ------------
                                                                                                      2,935,522
                                                                                                    ------------
     TOTAL COMMON STOCKS (COST $12,122,440) ....                                                     14,524,547
                                                                                                    ------------

     PREFERRED STOCKS 3.3%
     GERMANY 3.3%
     Dragerwerk AG, pfd. .......................     Health Care Equipment & Supplies        4,430      235,741
     Jungheinrich AG, pfd. .....................                 Machinery                  13,100      283,891
                                                                                                    ------------

     TOTAL PREFERRED STOCKS (COST $512,880) ....                                                        519,632
                                                                                                    ------------

     TOTAL LONG TERM INVESTMENTS (COST $12,635,320)                                                  15,044,179
                                                                                                    ------------

     SHORT TERM INVESTMENT (COST $322,615) 2.0%
     MONEY FUND
  b  Franklin Institutional Fiduciary Trust Money Market
     Portfolio .................................                                           322,615      322,615
                                                                                                    ------------

     TOTAL INVESTMENTS (COST $12,957,935) 97.1%                                                      15,366,794
     OTHER ASSETS, LESS LIABILITIES 2.9% .......                                                        466,754
                                                                                                    ------------

     NET ASSETS 100.0% .........................                                                    $15,833,548
                                                                                                    ============


a Non-income producing.
b See Note 7 regarding investments in Franklin Institutional Fiduciary Trust
  Money Market Portfolio.


                       See notes to financial statements.




                                                                ANNUAL REPORT 29

FRANKLIN GLOBAL TRUST
Financial Statements
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2004
--------------------------------------------------------------------------------


                                                                     FIDUCIARY                      FIDUCIARY
                                                                       LARGE         FIDUCIARY      EUROPEAN
                                                                   CAPITALIZATION      SMALL         SMALLER
                                                                    GROWTH AND    CAPITALIZATION    COMPANIES
                                                                    INCOME FUND     EQUITY FUND       FUND
                                                                    --------------------------------------------
Assets:
 Investments in securities:
  Cost-Unaffiliated issuers ....................................    $60,448,269     $ 59,268,136    $12,635,320
  Cost-Sweep Money Fund (Note 7) ...............................      4,830,408          683,209        322,615
                                                                    ============================================

  Value-Unaffiliated issuers ...................................     79,572,102       61,146,933     15,044,179
  Value-Sweep Money Fund (Note 7) ..............................      4,830,408          683,209        322,615
 Cash ..........................................................             --               --        536,391
 Receivables:
  Investment securities sold ...................................             --        1,026,110        136,848
  Capital shares sold ..........................................         10,000            6,750             --
  Dividends ....................................................         36,993               --         32,280
                                                                    --------------------------------------------
      Total assets .............................................     84,449,503       62,863,002     16,072,313
                                                                    --------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..............................      1,455,429               --        215,191
  Affiliates ...................................................         64,854           67,564         16,778
  Professional fees ............................................          7,483            8,198          4,869
 Other liabilities .............................................            733              780          1,927
                                                                    --------------------------------------------
      Total liabilities ........................................      1,528,499           76,542        238,765
                                                                    --------------------------------------------
       Net assets, at value ....................................    $82,921,004     $ 62,786,460    $15,833,548
                                                                    ============================================

Net assets consist of:
 Undistributed net investment income (loss) ....................    $    64,817     $         --    $    28,864
 Net unrealized appreciation (depreciation) ....................     19,123,833        1,878,797      2,410,596
 Accumulated net realized gain (loss) ..........................      3,394,143      (10,168,131)    (8,145,621)
 Capital shares ................................................     60,338,211       71,075,794     21,539,709
                                                                    --------------------------------------------
       Net assets, at value ....................................    $82,921,004     $ 62,786,460    $15,833,548
                                                                    ============================================
Shares outstanding .............................................     12,256,770        4,224,091      1,955,364
                                                                    ============================================
Net asset value and maximum offering price per share a..........          $6.77           $14.86          $8.10
                                                                    ============================================


a Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

                       See notes to financial statements.




30 ANNUAL REPORT

FRANKLIN GLOBAL TRUST
Financial Statements (CONTINUED)
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2004
--------------------------------------------------------------------------------



                                                                          FIDUCIARY                    FIDUCIARY
                                                                            LARGE        FIDUCIARY     EUROPEAN
                                                                       CAPITALIZATION      SMALL        SMALLER
                                                                         GROWTH AND   CAPITALIZATION   COMPANIES
                                                                         INCOME FUND    EQUITY FUND      FUND
                                                                        ----------------------------------------
Investment income: a
 Dividends:
  Unaffiliated issuers ..............................................   $ 1,152,996    $   158,420   $  254,709
  Sweep Money Fund (Note 7) .........................................        10,928         24,718        2,041
 Interest ...........................................................           433            956           12
                                                                        ----------------------------------------
      Total investment income .......................................     1,164,357        184,094      256,762
                                                                        ----------------------------------------
Expenses:
 Management fees (Note 3) ...........................................       611,649        718,638      158,018
 Administrative fees (Note 3) .......................................       164,341        146,210       31,687
 Transfer agent fees (Note 3) .......................................         1,232          3,325        1,929
 Custodian fees (Note 4) ............................................         4,701            414       11,976
 Reports to shareholders ............................................        10,851          8,000        4,273
 Registration and filing fees .......................................        26,233         25,007       15,138
 Professional fees ..................................................        17,508         20,079       19,616
 Trustees' fees and expenses ........................................            21             20            5
 Other ..............................................................         3,223          3,319        1,289
                                                                        ----------------------------------------
      Total expenses ................................................       839,759        925,012      243,931
      Expense reductions (Note 4) ...................................            --             --         (303)
      Expenses waived/paid by affiliate (Note 3) ....................       (31,078)        (3,001)     (24,656)
                                                                        ----------------------------------------
       Net expenses .................................................       808,681        922,011      218,972
                                                                        ----------------------------------------
        Net investment income (loss) ................................       355,676       (737,917)      37,790
                                                                        ----------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .......................................................     3,923,010     12,597,601    3,384,284
  Foreign currency transactions .....................................        (4,912)            --      (22,843)
                                                                        ----------------------------------------
       Net realized gain (loss) .....................................     3,918,098     12,597,601    3,361,441
 Net unrealized appreciation (depreciation) on:
  Investments .......................................................     7,336,223     (9,124,411)     255,320
  Translation of assets and liabilities denominated in foreign currencies        --             --       (1,605)
                                                                        ----------------------------------------
       Net unrealized appreciation (depreciation) ...................     7,336,223     (9,124,411)     253,715
                                                                        ----------------------------------------
Net realized and unrealized gain (loss) .............................    11,254,321      3,473,190    3,615,156
                                                                        ----------------------------------------
Net increase (decrease) in net assets resulting from operations .....   $11,609,997    $ 2,735,273   $3,652,946
                                                                        ========================================


a Net of foreign taxes of $18,902,  $302,  and $37,254 for the  Fiduciary  Large
  Capitalization Growth and Income Fund, the Fiduciary Small Capitalization Equity Fund, and the Fiduciary European Smaller Companies Fund, respectively.

                       See notes to financial statements.



                                                                ANNUAL REPORT 31

FRANKLIN GLOBAL TRUST
Financial Statements (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED JULY 31, 2004,
THE PERIOD DECEMBER 1, 2002 TO JULY 31, 2003,
AND THE YEAR ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------



                                                                           FIDUCIARY LARGE CAPITALIZATION
                                                                               GROWTH AND INCOME FUND
                                                                   ----------------------------------------------
                                                                       YEAR         PERIOD            YEAR
                                                                       ENDED         ENDED            ENDED
                                                                   JULY 31, 2004 JULY 31, 2003  NOVEMBER 30, 2002
                                                                   ----------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .........................................  $    355,676   $   310,798      $    478,800
  Net realized gain (loss) from investments and foreign currency
   transactions .................................................     3,918,098     3,106,616        (3,106,936)
  Net unrealized appreciation (depreciation) on investments .....     7,336,223        83,381       (10,195,202)
                                                                   ----------------------------------------------
       Net increase (decrease) in net assets resulting
        from operations .........................................    11,609,997     3,500,795       (12,823,338)
 Distributions to shareholders from:
  Net investment income .........................................      (329,516)     (405,680)         (505,369)
  Net realized gains ............................................      (523,650)           --        (3,665,800)
                                                                   ----------------------------------------------
 Total distributions to shareholders ............................      (853,166)     (405,680)       (4,171,169)
 Capital share transactions (Note 2) ............................     1,479,699     6,685,439         3,264,124
                                                                   ----------------------------------------------
       Net increase (decrease) in net assets ....................    12,236,530     9,780,554       (13,730,383)
Net assets:
 Beginning of year ..............................................    70,684,474    60,903,920        74,634,303
                                                                   ----------------------------------------------
 End of year ....................................................  $ 82,921,004   $70,684,474      $ 60,903,920
                                                                   ==============================================
Undistributed net investment income included in net assets:
 End of year ....................................................  $     64,817   $    38,657      $    133,554
                                                                   ==============================================





                                            See notes to financial statements.





32 ANNUAL REPORT

FRANKLIN GLOBAL TRUST
Financial Statements (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEAR ENDED JULY 31, 2004,
THE PERIOD DECEMBER 1, 2002 TO JULY 31, 2003,
AND THE YEAR ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------


                                                                           FIDUCIARY SMALL CAPITALIZATION
                                                                                     EQUITY FUND
                                                                   ----------------------------------------------
                                                                       YEAR         PERIOD            YEAR
                                                                       ENDED         ENDED            ENDED
                                                                   JULY 31, 2004 JULY 31, 2003  NOVEMBER 30, 2002
                                                                   ----------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...................................  $  (737,917)  $  (314,034)     $   (813,561)
  Net realized gain (loss) from investments ......................   12,597,601     1,755,911       (24,521,643)
  Net unrealized appreciation (depreciation) on investments ......   (9,124,411)    5,141,113          (562,393)
                                                                    ---------------------------------------------
       Net increase (decrease) in net assets resulting
        from operations ..........................................    2,735,273     6,582,990       (25,897,597)
 Distributions to shareholders from net realized gains ...........           --            --        (8,816,673)
 Capital share transactions (Note 2) .............................     (974,561)   (5,439,357)       (3,063,862)
                                                                    ---------------------------------------------
       Net increase (decrease) in net assets .....................    1,760,712     1,143,633       (37,778,132)
Net assets:
 Beginning of year ...............................................   61,025,748    59,882,115        97,660,247
                                                                    ---------------------------------------------
 End of year .....................................................  $62,786,460   $61,025,748      $ 59,882,115
                                                                    =============================================
Undistributed net investment income (loss) included in net assets:
 End of year .....................................................  $        --   $        --      $         --
                                                                    =============================================




                       See notes to financial statements.



                                                                ANNUAL REPORT 33

FRANKLIN GLOBAL TRUST
Financial Statements (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEAR ENDED JULY 31, 2004,
THE PERIOD DECEMBER 1, 2002 TO JULY 31, 2003,
AND THE YEAR ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------



                                                                             FIDUCIARY EUROPEAN SMALLER
                                                                                   COMPANIES FUND
                                                                   ----------------------------------------------
                                                                       YEAR         PERIOD            YEAR
                                                                       ENDED         ENDED            ENDED
                                                                   JULY 31, 2004 JULY 31, 2003  NOVEMBER 30, 2002
                                                                   ----------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..................................  $    37,790   $   177,516        $   (22,102)
  Net realized gain (loss) from investments and foreign
   currency transactions ........................................    3,361,441        81,574         (6,668,604)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies ...........................................      253,715     1,516,368          1,611,878
                                                                   ----------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations ..........................................    3,652,946     1,775,458         (5,078,828)
 Distributions to shareholders from net investment income .......     (167,068)      (21,366)                --
 Capital share transactions (Note 2) ............................     (648,656)   (3,727,425)         5,553,659
                                                                   ----------------------------------------------
      Net increase (decrease) in net assets .....................    2,837,222    (1,973,333)           474,831
Net assets:
 Beginning of year ..............................................   12,996,326    14,969,659         14,494,828
                                                                   ----------------------------------------------
 End of year ....................................................  $15,833,548   $12,996,326        $14,969,659
                                                                   ==============================================
Undistributed net investment income included in net assets:
 End of year ....................................................  $    28,864   $   167,049        $    21,268
                                                                   ==============================================




                       See notes to financial statements.





34 ANNUAL REPORT

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS




1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of seven separate series. All funds included in this report (the Funds) are diversified. The financial statements of the remaining funds in the series are presented separately. The investment objectives of the Funds included in this report are:

GROWTH                                         GROWTH AND INCOME
----------------------------------------------------------------------------------------------------
Fiduciary European Smaller Companies Fund      Fiduciary Large Capitalization Growth and Income Fund
Fiduciary Small Capitalization Equity Fund

On July 24, 2003, the Fiduciary Large Capitalization Growth and Income Fund, the Fiduciary Small Capitalization Equity Fund, and the Fiduciary European Smaller Companies Fund, newly created series of the Trust, acquired the net assets of the FTI Large Capitalization Growth and Income Fund, the FTI Small Capitalization Equity Fund, and the FTI European Smaller Companies Fund, respectively, (the Acquired Funds) pursuant to a plan of reorganization approved by each of the Acquired Funds' shareholders. The mergers were accomplished by tax-free exchanges of the shares priced at net asset value for the Acquired Funds.

As a result of the reorganization, the fiscal year end of the Acquired Funds changed from November 30 of each year to July 31.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. All security valuation procedures are approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.





                                                                ANNUAL REPORT 35

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.





36 ANNUAL REPORT

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital. There were no redemption fees for the year.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

At July 31, 2004, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                                           FIDUCIARY
                                                                     LARGE CAPITALIZATION
                                                                    GROWTH AND INCOME FUND
                                                                ------------------------------
                                                                  SHARES            AMOUNT
                                                                ------------------------------
Year ended July 31, 2004
 Shares sold .................................................   1,618,139       $ 10,306,976
 Shares issued in reinvestment of distributions ..............      81,290            520,223
 Shares redeemed .............................................  (1,395,581)        (9,347,500)
                                                                ------------------------------
 Net increase (decrease) .....................................     303,848       $  1,479,699
                                                                ==============================
Period ended July 31, 2003 a
 Shares sold .................................................   1,650,639       $  9,256,706
 Shares issued in reinvestment of distributions ..............         676              3,691
 Shares redeemed .............................................    (475,943)        (2,574,958)
                                                                ------------------------------
 Net increase (decrease) .....................................   1,175,372       $  6,685,439
                                                                ==============================



                                                                ANNUAL REPORT 37

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                             FIDUCIARY
                                                                                       LARGE CAPITALIZATION
                                                                                      GROWTH AND INCOME FUND
                                                                                 -------------------------------
                                                                                   SHARES            AMOUNT
                                                                                 -------------------------------
Year ended November 30, 2002
 Shares sold .................................................................    1,194,377       $  7,435,837
 Shares issued in reinvestment of distributions ..............................      525,396          3,577,486
 Shares redeemed .............................................................   (1,293,577)        (7,749,199)
                                                                                 -------------------------------
 Net increase (decrease) .....................................................      426,196       $  3,264,124
                                                                                 ===============================

                                                                                             FIDUCIARY
                                                                                    SMALL CAPITALIZATION EQUITY
                                                                                               FUND
                                                                                 -------------------------------
                                                                                   SHARES            AMOUNT
                                                                                 -------------------------------
Year ended July 31, 2004
 Shares sold .................................................................      694,405       $ 11,021,742
 Shares redeemed .............................................................     (752,503)       (11,996,303)
                                                                                 -------------------------------
 Net increase (decrease) .....................................................      (58,098)      $   (974,561)
                                                                                 ===============================
Period ended July 31, 2003 a
 Shares sold .................................................................      402,877       $  5,205,548
 Shares redeemed .............................................................     (920,804)       (10,644,905)
                                                                                 -------------------------------
 Net increase (decrease) .....................................................     (517,927)      $ (5,439,357)
                                                                                 ===============================
Year ended November 30, 2002
 Shares sold .................................................................      883,691       $ 14,398,859
 Shares issued in reinvestment of distributions ..............................      444,109          7,536,533
 Shares redeemed .............................................................   (1,746,205)       (24,999,254)
                                                                                 -------------------------------
 Net increase (decrease) .....................................................     (418,405)      $ (3,063,862)
                                                                                 ===============================

                                                                                             FIDUCIARY
                                                                                    EUROPEAN SMALLER COMPANIES
                                                                                               FUND
                                                                                 -------------------------------
                                                                                   SHARES            AMOUNT
                                                                                 -------------------------------
Year ended July 31, 2004
 Shares sold .................................................................      405,453       $  3,376,394
 Shares issued in reinvestment of distributions ..............................        1,116              9,063
 Shares redeemed .............................................................     (540,673)        (4,034,113)
                                                                                 -------------------------------
 Net increase (decrease) .....................................................     (134,104)      $   (648,656)
                                                                                 ===============================



38 ANNUAL REPORT

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                           FIDUCIARY
                                                                                   EUROPEAN SMALLER COMPANIES
                                                                                              FUND
                                                                                 -------------------------------
                                                                                   SHARES            AMOUNT
                                                                                 -------------------------------
Period ended July 31, 2003 a
 Shares sold .................................................................      254,685       $  1,494,257
 Shares issued in reinvestment of distributions ..............................          185                938
 Shares redeemed .............................................................   (1,004,877)        (5,222,620)
                                                                                 -------------------------------
 Net increase (decrease) .....................................................     (750,007)      $ (3,727,425)
                                                                                 ===============================
Year ended November 30, 2002
 Shares sold .................................................................    1,596,356       $ 10,745,802
 Shares redeemed .............................................................     (861,356)        (5,192,143)
                                                                                 -------------------------------
 Net increase (decrease) .....................................................      735,000       $  5,553,659
                                                                                 ===============================

a For the period December 1, 2002 to July 31, 2003.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

ENTITY                                                        AFFILIATION
------------------------------------------------------------------------------------
Fiduciary International Inc. (Fiduciary)                      Investment manager
Franklin Templeton Services LLC (FT Services)                 Administrative manager
Templeton/Franklin Investment Services Inc. (Distributors)    Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)  Transfer agent

The Funds pay an investment management fee to Fiduciary based on the average daily net assets of each fund as follows:

                                                                  ANNUALIZED
                                                                      FEE
                                                                     RATE
-----------------------------------------------------------------------------
Fiduciary Large Capitalization Growth and Income Fund ...........    .75%
Fiduciary Small Capitalization Equity Fund ......................   1.00%
Fiduciary European Smaller Companies Fund .......................   1.00%

The Funds pay an administrative fee to FT services of .20% per year of the average daily net assets of each fund.

FT Services agreed in advance to voluntarily waive a portion of administrative fees, as noted in the Statements of Operations. Total expenses waived by FT Services are not subject to reimbursement by the Funds subsequent to the Funds' fiscal year end. Effective November 30, 2003, the waiver was discontinued for the Funds.



                                                                ANNUAL REPORT 39

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Funds reimburse Distributors up to .25% per year of their average daily net assets for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan. No payments were made by the Funds for the year ended July 31, 2004.

The Funds paid transfer agent fees as noted in the Statements of Operations, of which the following amounts were paid to Investor Services:

                        FIDUCIARY
                         LARGE          FIDUCIARY          FIDUCIARY
                     CAPITALIZATION       SMALL            EUROPEAN
                       GROWTH AND    CAPITALIZATION         SMALLER
                       INCOME FUND     EQUITY FUND      COMPANIES FUND
                     -------------------------------------------------
                            $364         $1,164              $1,238


4. EXPENSE OFFSET ARRANGEMENTS

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended July 31, 2004, the custodian fees were reduced as noted in the Statements of Operations.


5. INCOME TAXES

At July 31, 2004, the following funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:


                                                              FIDUCIARY       FIDUCIARY
                                                                SMALL         EUROPEAN
                                                           CAPITALIZATION      SMALLER
                                                             EQUITY FUND    COMPANIES FUND
                                                            ------------------------------
Capital loss carryovers expiring in:
 2009 ...................................................   $        --        $1,509,077
 2010 ...................................................     9,607,581         6,556,559
 2011 ...................................................            --            11,932
                                                            ------------------------------
                                                            $ 9,607,581        $8,077,568
                                                            ==============================





40 ANNUAL REPORT

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



5. INCOME TAXES (CONT.)

At July 31, 2004, the Fiduciary Large Capitalization Growth and Income Fund and the Fiduciary European Smaller Companies Fund had deferred currency losses occurring subsequent to October 31, 2003 of $4,912 and $19,100, respectively. For tax purposes, such losses will be reflected in the year ending July 31, 2005.

The tax character of distributions paid during the years ended July 31, 2004 and 2003 and November 30, 2002, was as follows:

                                                                                FIDUCIARY LARGE CAPITALIZATION
                                                                                    GROWTH AND INCOME FUND
                                                                              ----------------------------------
                                                                                2004        2003        2002
                                                                              ----------------------------------
Distributions paid from:
        Ordinary income ....................................................  $853,166   $ 405,680   $  506,234
        Long term capital gain .............................................        --          --    3,664,935
                                                                              ----------------------------------
                                                                              $853,166   $ 405,680   $4,171,169
                                                                              ==================================

                                                                                FIDUCIARY SMALL CAPITALIZATION
                                                                                          EQUITY FUND
                                                                              ----------------------------------
                                                                                2004        2003        2002
                                                                              ----------------------------------
Distributions paid from-long term capital gain .............................  $     --   $      --   $8,816,673
                                                                              ==================================

                                                                                      FIDUCIARY EUROPEAN
                                                                                    SMALLER COMPANIES  FUND
                                                                              ----------------------------------
                                                                                2004        2003        2002
                                                                              ----------------------------------
Distributions paid from-ordinary income ....................................  $167,068   $  21,366   $       --
                                                                              ==================================


Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.






                                                                ANNUAL REPORT 41

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




5. INCOME TAXES (CONT.)

At July 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                                  FIDUCIARY
                                                                    LARGE         FIDUCIARY          FIDUCIARY
                                                               CAPITALIZATION       SMALL            EUROPEAN
                                                                 GROWTH AND    CAPITALIZATION         SMALLER
                                                                 INCOME FUND     EQUITY FUND      COMPANIES FUND
                                                               -------------------------------------------------
Cost of investments .........................................    $65,278,677    $60,511,895         $13,012,051
                                                               =================================================
Unrealized appreciation .....................................    $19,726,708    $ 8,219,526         $ 3,275,684
Unrealized depreciation .....................................       (602,875)    (6,901,279)           (920,941)
                                                               -------------------------------------------------
Net unrealized appreciation (depreciation) ..................    $19,123,833    $ 1,318,247         $ 2,354,743
                                                               =================================================

Undistributed ordinary income ...............................    $ 1,035,816    $        --         $    28,864
Undistributed long term capital gains .......................      2,428,056             --                  --
                                                               -------------------------------------------------
Distributable earnings ......................................    $ 3,463,872    $        --         $    28,864
                                                               =================================================


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended July 31, 2004 were as follows:

                                                                  FIDUCIARY
                                                                    LARGE         FIDUCIARY          FIDUCIARY
                                                               CAPITALIZATION       SMALL            EUROPEAN
                                                                 GROWTH AND    CAPITALIZATION         SMALLER
                                                                 INCOME FUND     EQUITY FUND      COMPANIES FUND
                                                               -------------------------------------------------
Purchases ...................................................    $38,528,597    $89,589,783         $15,238,572
Sales .......................................................    $40,115,289    $91,330,652         $16,403,165





7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST
   MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.






42 ANNUAL REPORT

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




8. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Funds' investment manager with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity. The SEC issued an "order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, pursuant to which an affiliate of the Funds' investment manager neither admits nor denies any wrongdoing, an affiliate of the Funds' investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Funds' investment manager to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.



                                                                ANNUAL REPORT 43

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




8. REGULATORY MATTERS (CONT.)

OTHER GOVERNMENTAL INVESTIGATIONS (CONT.)
The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Funds' investment manager and Franklin Templeton Distributors, Inc. concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and Franklin Templeton Distributors, Inc. arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

OTHER LEGAL PROCEEDINGS
The Trust, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and certain of its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Trust is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.






44 ANNUAL REPORT

FRANKLIN GLOBAL TRUST


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM





TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fiduciary Large Capitalization Growth and Income Fund, Fiduciary Small Capitalization Equity Fund and Fiduciary European Smaller Companies Fund, separate portfolios of the Franklin Global Trust (hereafter referred to as the "Funds") at July 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 9, 2004




                                                                ANNUAL REPORT 45

FRANKLIN GLOBAL TRUST



TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(c) of the Internal Revenue Code (Code), the Fiduciary Large Capitalization Growth and Income Fund hereby designates $2,428,056 as a capital gain dividend for the fiscal year ended July 31, 2004.

Under Section 854(b)(2) of the Code, the Fiduciary Large Capitalization Growth and Income Fund and the Fiduciary European Smaller Companies Fund hereby designate up to a maximum of $1,171,083 and $280,454, respectively, as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2004.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fiduciary Large Capitalization Growth and Income Fund hereby designates 100.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2004.

At July 31, 2004, more than 50% of the Fiduciary European Smaller Companies Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The fund elects to treat foreign taxes paid under Section 853 of the Code. This election will allow shareholders of record in December 2004, to treat their proportionate share of foreign taxes paid by the fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the fund distribution.

The foreign tax information will be disclosed in the January 31, 2005, semi-annual report of the fund.


46 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS
--------------------------------------------------------------------------------


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS


                                                                NUMBER OF
                                                           PORTFOLIOS IN FUND
                                              LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION      TIME SERVED    BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (83)       Trustee       Since 2000     111                None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company).
---------------------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (72)           Trustee       Since 2000     140                Director, Bar-S Foods (meat
One Franklin Parkway                                                            packing company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002);
and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
---------------------------------------------------------------------------------------------------------------

ROBERT F. CARLSON (76)          Trustee       Since 2000     49                 None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate
Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
---------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (72)        Trustee       Since 2000     141                None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
---------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (52)           Trustee       Since 2000     96                 Director, Amerada Hess
One Franklin Parkway                                                            Corporation (exploration and
San Mateo, CA 94403-1906                                                        refining of oil and gas); H.J.
                                                                                Heinz Company (processed foods
                                                                                and allied products); RTI
                                                                                International Metals, Inc.
                                                                                (manufacture and distribution
                                                                                of titanium); and Canadian
                                                                                National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United
States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department
(1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
---------------------------------------------------------------------------------------------------------------




                                                                ANNUAL REPORT 47

                                                                NUMBER OF
                                                           PORTFOLIOS IN FUND
                                              LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION      TIME SERVED    BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (75)          Trustee       Since 2000     113                Director, The California Center
One Franklin Parkway                                                            for Land Recycling
San Mateo, CA 94403-1906                                                        (redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: General Partner, Las Olas L.P. (Asset Management); and FORMERLY,
Chairman, Peregrine Venture Management Company (venture capital).
---------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (76)          Trustee       Since 2000     140                Director, White Mountains
One Franklin Parkway                                                            Insurance Group, Ltd. (holding
San Mateo, CA 94403-1906                                                        company); Martek Biosciences
                                                                                Corporation; MedImmune, Inc.
                                                                                (biotechnology); and
                                                                                Overstock.com (Internet
                                                                                services); and FORMERLY,
                                                                                Director, MCI Communication
                                                                                Corporation (subsequently
                                                                                known as MCI WorldCom, Inc.
                                                                                and WorldCom, Inc.)
                                                                                (communications services)
                                                                                (1988-2002) and Spacehab, Inc.
                                                                                (aerospace services)
                                                                                (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River
Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
---------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

                                                                NUMBER OF
                                                           PORTFOLIOS IN FUND
                                              LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION      TIME SERVED    BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (59)          Trustee and   Since 2000     36                 None
One Franklin Parkway            Vice President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director,
Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (71)       Trustee and   Since 2000     140                None
One Franklin Parkway            Chairman of
San Mateo, CA 94403-1906        the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President,
Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------



48 ANNUAL REPORT

                                                                NUMBER OF
                                                           PORTFOLIOS IN FUND
                                              LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION      TIME SERVED    BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (63)   Trustee,      Trustee and    123                None
One Franklin Parkway            President and President since
San Mateo, CA 94403-1906        Chief         2000 and Chief
                                Executive     Executive
                                Officer -     Officer -
                                Investment    Investment
                                Management    Management
                                              since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment
Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------

JAMES M. DAVIS (52)             Chief         Since          Not Applicable     None
One Franklin Parkway            Compliance    July 2004
San Mateo, CA 94403-1906        Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance,
Franklin Resources, Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
---------------------------------------------------------------------------------------------------------------

LAURA FERGERSON (42)            Treasurer     Since          Not Applicable     None
One Franklin Parkway                          July 2004
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).
---------------------------------------------------------------------------------------------------------------

MARTIN L. FLANAGAN (44)         Vice          Since 2000     5                  None
One Franklin Parkway            President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial
Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director,
Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel,
LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory
Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory
Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (56)           Senior Vice   Since 2002     Not Applicable     None
500 East Broward Blvd.          President and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of
51 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------


                                                                ANNUAL REPORT 49

                                                                NUMBER OF
                                                           PORTFOLIOS IN FUND
                                              LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION      TIME SERVED    BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (57)              Vice          Since 2000     Not Applicable     None
One Franklin Parkway            President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of
Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and
FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and
Franklin Select Realty Trust (until 2000).
---------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (56)           Vice          Since 2000     Not Applicable     None
One Franklin Parkway            President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice
President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC,
Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative
Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin
Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services,
Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management,
Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and
Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986);
and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------

EDWARD B. JAMIESON (56)         Vice          Since 2000     Not Applicable     None
One Franklin Parkway            President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of
Franklin Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------

MICHAEL O. MAGDOL (67)          Vice          Since 2002     Not Applicable     Director, FTI Banque, Arch
600 Fifth Avenue                President                                       Chemicals, Inc. and Lingnan
Rockefeller Center              - AML                                           Foundation.
New York, NY 10020-2302         Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------

CHRISTOPHER J. MOLUMPHY (42)    Vice          Since 2000     Not Applicable     None
One Franklin Parkway            President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------


50 ANNUAL REPORT

                                                                NUMBER OF
                                                           PORTFOLIOS IN FUND
                                              LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION      TIME SERVED    BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)          Vice          Since 2000     Not Applicable     None
One Franklin Parkway            President
San Mateo, CA 94403-1906        and Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton
Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until
1999).
---------------------------------------------------------------------------------------------------------------

GALEN G. VETTER (52)            Chief         Since May      Not Applicable     None
500 East Broward Blvd.          Financial     2004
Suite 2100                      Officer
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin
Templeton Services, LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey &
Pullen, LLP.
---------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE TRUST TO DISCLOSE WHETHER THE TRUST'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE TRUST'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE TRUST'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPALS AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE TRUST'S, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST A COPY OF THE SAI.


                                                                ANNUAL REPORT 51

FRANKLIN GLOBAL TRUST


SHAREHOLDER INFORMATION




PROXY VOTING POLICIES AND PROCEDURES
The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS
The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.



52 ANNUAL REPORT

                                 [LOGO OMITTED]

                                    FGT FUNDS
                                     ------

              Fiduciary Large Capitalization Growth and Income Fund
                                 Cusip 353533870

                   Fiduciary Small Capitalization Equity Fund
                                 Cusip 353533862

                    Fiduciary European Smaller Companies Fund
                                 Cusip 353533854

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors in the Funds unless it is preceded or accompanied by a current prospectus. To receive a free copy of the prospectus, talk to your financial advisor or call us at 1-800/DIAL BEN(R).

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

INVESTMENT MANAGER
Fiduciary International, Inc.
600 5th Avenue
New York, NY 10020-2302

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FGT1 A2004 09/04



                                                      ANNUAL REPORT   07 31 2004
--------------------------------------------------------------------------------








THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

                            FRANKLIN GLOBAL TRUST

--------------------------------------------------------------------------------

                            Fiduciary Core Fixed Income Fund

                            Fiduciary Core Plus Fixed Income Fund

                            Franklin International Smaller Companies Growth Fund



                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents



ANNUAL REPORT
--------------------------------------------------------------------------------

 Fiduciary Core Fixed Income Fund ................................    2

 Fiduciary Core Plus Fixed Income Fund ..........................    10

 Franklin International Smaller Companies Growth Fund ............   18

 Financial Highlights and Statements of Investments ..............   26

 Financial Statements ............................................   39

 Notes to Financial Statements ...................................   42

 Report of Independent Registered Public Accounting Firm .........   52

 Tax Designation .................................................   53

 Board Members and Officers ......................................   54

 Proxy Voting Policies and Procedures ............................   59



--------------------------------------------------------------------------------
  STATEMENT ON CURRENT
  INDUSTRY ISSUES
--------------------------------------------------------------------------------
  In our effort to fulfill our ongoing commitment to provide you with timely and accurate information, we have prepared a statement on current industry issues as they pertain to Franklin Resources, Inc. and our subsidiary companies (Franklin Templeton Investments). You can find the most updated "Statement on Current Industry Issues" and a detailed Q&A at franklintempletoninstitutional.com, or call us at 1-800/321-8563.




              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------



                                                               Annual Report | 1

Annual Report

Fiduciary Core Fixed Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks total return by investing primarily in debt securities of varying maturities.



PORTFOLIO CHARACTERISTICS ON 7/31/04
As a Percentage of Total Net Assets
-------------------------------------
  Effective Duration          4.14
-------------------------------------
  Yield to Maturity           4.52
-------------------------------------
  Average Maturity            9.56
-------------------------------------
  Average Quality             AA+
-------------------------------------



We are pleased to bring you the Fiduciary Core Fixed Income Fund (the "Fund") annual report covering the period from August 29, 2003 (the Fund's start of performance) to July 31, 2004.


PERFORMANCE OVERVIEW

The Fund posted a 3.96% cumulative total return for the period ended July 31, 2004. The Fund underperformed its benchmark, the Lehman Brothers U.S. Aggregate Index (Lehman Aggregate)1, which returned 4.20% during the same period.


ECONOMIC AND MARKET OVERVIEW

During the second half of the calendar year, many economic indicators were positive. In the United States, third quarter 2003 gross domestic product grew at an annualized rate of 7.4%, its strongest pace in nearly 20 years. In the fourth quarter of 2003, it slowed to a more sustainable but still robust 4.2%. The U.S. trade deficit increased significantly, contributing to the U.S. dollar's fall to multi-year lows against the euro and other major currencies. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper to foreign buyers. Robust consumer spending, particularly for equipment and software, contributed to accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation was benign.

Many foreign economies showed signs of economic recovery and benign inflation following a low growth and disinflationary environment that facilitated monetary easing in many major economies. While economic growth accelerated in the United


--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------



1. Source: Standard & Poor's Micropal. Lehman Brothers U.S. Aggregate Index represents securities that are SEC registered, taxable and dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be investment-grade (Baa3 or better) by Moody's Investor Services. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL VALUE, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 27.


2 | Annual Report

States, it remained strong in Asia, and was weak, yet positive, in Europe. Despite these signs of economic recovery, benign inflationary trends continued, supported by cyclical productivity gains and excess capacity in labor and capital.

By the spring of 2004, employment growth finally materialized as evidenced by strong non-farm payroll reports and significant revisions to previous months, prompting the Fed to prepare the markets for a more imminent rise in short-term interest rates. Some initial signs of rising inflation also fueled anxiety that central banks would need to move aggressively to combat it. Inflation concerns were driven by higher oil prices as well as some slowdown in the rate of productivity growth.

As expected, the Federal Open Market Committee raised its target interest rate by 25 basis points at its meeting in June. However, signs of the economy cooling appeared as June data showed that employment, retail sales, industrial production, and housing construction all softened from earlier robust levels. Initial estimates by the Commerce Department showed that U.S. gross domestic product grew at 3% for the second quarter, a sharp slowdown from the 4.5% rate of growth for the first quarter. However, Federal Reserve Chairman Alan Greenspan said that he believed the June slowdown was merely a temporary soft patch for the economy that will prove to be short-lived. Consequently, at period end market expectations remained for the Fed to continue its plans for measured increases in its short-term target interest rate for the balance of 2004. Although experiencing a fair degree of volatility during the period, for the twelve-month period ending July 31, 2004, the yield on the benchmark 10-year Treasury closed at 4.5%, up only 1 basis point from where it was one year prior, as intermediate-term interest rates had already experienced a meaningful upward adjustment during early summer of 2003. However, the yield curve did flatten dramatically, as rates increased by 94 basis points at the two-year maturity.

Overall, the environment of positive economic growth and relatively low interest rates over the past year benefited corporate issuers, resulting in positive revenue growth and a significant expansion in operating earnings for many corporations.


INVESTMENT STRATEGY

The Fund normally invests at least 80% of its net assets in investment-grade U.S. dollar denominated debt securities of U.S. issuers, with a focus on U.S. government securities, mortgage and asset-backed securities, and corporate debt securities. The Fund's manager allocates its investments among the various types of debt securities available in its core investments, based on its assessment of the U.S. market, industry and issuer conditions, and the opportunities presented within the various sectors.


PORTFOLIO BREAKDOWN
Based on Total Net Assets
On 7/31/04

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Mortgage-Backed Securities                            34.8%
Diversified Financial Services                        20.9%
U.S. Government and Agency Securities                 11.0%
Thrifts & Mortgage Finance                             6.8%
Diversified Telecommunication Services                 5.4%
Media                                                  5.4%
Capital Markets                                        3.7%
Electric Utilities                                     3.2%
Consumer Finance                                       2.5%
Insurance                                              2.1%
Municipal Bonds                                        2.0%
Other                                                  7.0%
Short-Term Investments & Other Net Assets             -4.8%



                                                               Annual Report | 3

TOP 10 HOLDINGS ON 7/31/04

---------------------------------------------
                                  % OF TOTAL
                                  NET ASSETS
---------------------------------------------
  FNMA                                 33.2%
   MORTGAGE-BACKED SECURITIES
---------------------------------------------
  SLM Student Loan Trust               13.4%
   DIVERSIFIED FINANCIAL SERVICES
---------------------------------------------
  U.S. Treasury Note                    8.7%
   U.S. GOVERNMENT AND AGENCY SECURITIES
---------------------------------------------
  Washington Mutual Inc.                5.2%
   THRIFTS & MORTGAGE FINANCE
---------------------------------------------
  Core Investment Grade Bond Trust I    3.1%
   DIVERSIFIED FINANCIAL SERVICES
---------------------------------------------
  U.S. Treasury Bond                    2.3%
   U.S. GOVERNMENT AND AGENCY SECURITIES
---------------------------------------------
  General Electric Capital Corp.        2.1%
   CAPITAL MARKETS
---------------------------------------------
  Centaur Funding Corp.                 1.9%
   COMMUNICATIONS EQUIPMENT
---------------------------------------------
  Bear Stearns Adjustable Rate
  Mortgage Trust                        1.6%
   CAPITAL MARKETS
---------------------------------------------
  GNMA                                  1.6%
   MORTGAGE-BACKED SECURITIES
---------------------------------------------


MANAGER'S DISCUSSION

During the six months ended January 31, 2004, all major sectors had positive excess returns. The Fund's performance during this period benefited from favorable sector selection, most notably to investment-grade corporate bonds. The credit sector generated an excess return of 1.9% over comparable Treasuries, as spreads tightened significantly from September 2003 through January 20042. Within the credit sector, the trend of lower quality bonds performing better continued as BBB rated bonds earned an excess return of 3.1% versus Treasuries.

Over the six months ending July 31, 2004, there was little distinction between the performance of the investment-grade sectors. The U.S. credit sector barely outperformed curve-adjusted Treasuries earning an excess return of 3 basis points2. Thus, an overweight position in corporate bonds was a slight contributor to performance. Early in the period, investment-grade corporates benefited from an improving economy; however, this was tempered by investor concerns over the threat of terrorism, event risk, and higher interest rates later in the period. An underweight position in mortgage-backed securities detracted modestly from performance relative to the benchmark as the sector generated an excess return of 31 basis points versus comparable Treasuries during the period2. Mortgages benefited from the carry trade regaining favor among banks.

An underweight position in duration, which was initiated towards the end of 2003, detracted marginally from returns in the first six months of the period, but was modestly positive for returns as interest rates rose during the following six months. Additionally, a focus on intermediate-to-long maturities contributed positively to performance as the yield curve flattened.





2. Source: Lehman Live.



4 | Annual Report

CONCLUSION

We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,

[PHOTO OMITTED]

/S/Michael Materasso
Michael Materasso
Executive Vice President
Portfolio Manager
Fiduciary Trust Company International

[PHOTO OMITTED]

/S/Michael Rohwetter
Michael Rohwetter
Senior Vice President
Portfolio Manager
Fiduciary Trust Company International


[PHOTO OMITTED]

/S/Warren Keyser
Warren Keyser
Senior Vice President
Fiduciary Trust Company International







THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



                                                               Annual Report | 5

Performance Summary as of 7/31/04

FIDUCIARY CORE FIXED INCOME FUND


Your dividend income will vary depending on the dividends or interest paid by the securities in the Fund's portfolio. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gains distributions, if any, and any unrealized gains or losses on the sale of Fund shares. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.



--------------------------------------------------------------------------------
                                                                CUMULATIVE TOTAL
                                                  SIX-MONTH       RETURN SINCE
                                              CUMULATIVE TOTAL   INCEPTION 1,2
                                                 RETURN 1,2         (8/29/03)
--------------------------------------------------------------------------------
  FIDUCIARY CORE FIXED INCOME FUND                  0.29%             3.96%
--------------------------------------------------------------------------------
  LEHMAN BROTHERS U.S. AGGREGATE INDEX 3            0.34%             4.20%
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.



Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. Although Fannie Mae and Freddie Mac may be chartered by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Special risks are associated with foreign investing, including currency fluctuations, economic instability, regulatory and political developments. Please see the Fund's prospectus for more information.






6 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT2

The graph below illustrates the hypothetical investment of $10,000 in Fiduciary Core Fixed Income Fund (the "Fund") from August 29, 2003 (start of performance) to July 31, 2004, compared with the Lehman Brothers U.S. Aggregate Index. 3

(08/29/03-7/31/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             Fiduciary Core Fixed         Lehman Brothers U.S.
             Income Fund                  Aggregate Index
8/29/03      $10,000                      $10,000
8/31/03      $10,000                      $10,004
9/30/03      $10,260                      $10,269
10/31/03     $10,200                      $10,173
11/30/03     $10,250                      $10,197
12/31/03     $10,346                      $10,301
1/31/04      $10,427                      $10,384
2/29/04      $10,517                      $10,496
3/31/04      $10,609                      $10,575
4/30/04      $10,305                      $10,300
5/31/04      $10,254                      $10,259
6/30/04      $10,315                      $10,317
7/31/04      $10,396                      $10,419




ENDNOTES

1. Cumulative total return represents the change in value of an investment over the periods indicated. Since the Fund has existed for less than one year, average annual returns are not provided.
2. For periods prior to July 31, 2004, the manager and administrator agreed in advance to waive or reduce their respective fees and to assume as their own expenses certain expenses otherwise payable by the Fund so that total Fund annual operating expenses did not exceed 0.45%. Without this waiver or reduction, total return would have been lower. After July 31, 2004, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.
3. Source: Standard & Poor's Micropal. See page 2 for a description of the Lehman Brothers U.S. Aggregate Index.




                                                               Annual Report | 7

Your Fund's Expenses

FIDUCIARY CORE FIXED INCOME FUND


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD A TOTAL ASSET VALUE OF $8,600, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

   In this illustration, the expenses paid for this period were $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.







8 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.


------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSES PAID DURING
                                              VALUE 1/31/04     VALUE 7/31/04  PERIOD* 1/31/04-7/31/04
------------------------------------------------------------------------------------------------------
  Actual                                       $1,000.00            $  997.10             $2.23
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)     $1,000.00            $1,022.63             $2.26
------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.45% multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.




                                                               Annual Report | 9

Fiduciary Core Plus Fixed Income Fund



YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks total return by investing primarily in debt securities of varying maturities.



PORTFOLIO CHARACTERISTICS ON 7/31/04
As a Percentage of Total Net Assets
------------------------------------
  Effective Duration          3.85
------------------------------------
  Yield to Maturity           4.37
------------------------------------
  Average Maturity            7.17
------------------------------------


--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


We are pleased to bring you the Fiduciary Core Plus Fixed Income Fund (the "Fund") annual report covering the period from August 4, 2003 (the Fund's start of performance) to July 31, 2004.


PERFORMANCE OVERVIEW

The Fund posted a 6.97% total return for the period ended July 31, 2004. The Fund outperformed its benchmark, the Lehman Brothers U.S. Aggregate Index (Lehman Aggregate)1, which returned 4.75% during the same period.


ECONOMIC AND MARKET OVERVIEW

During the second half of the calendar year, many economic indicators were positive. In the United States, third quarter 2003 gross domestic product grew at an annualized rate of 7.4%, its strongest pace in nearly 20 years. In the fourth quarter of 2003, it slowed to a more sustainable but still robust 4.2%. The U.S. trade deficit increased significantly, contributing to the U.S. dollar's fall to multi-year lows against the euro and other major currencies. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper to foreign buyers. Robust consumer spending, particularly for equipment and software, contributed to accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation was benign.

Many foreign economies showed signs of economic recovery and benign inflation following a low growth and disinflationary environment that facilitated monetary easing in many major economies. While economic growth accelerated in the United States, it remained strong in Asia, and was weak, yet positive, in Europe. Despite these signs of economic recovery, benign inflationary trends continued, supported by cyclical productivity gains and excess capacity in labor and capital.





1. Source: Standard & Poor's Micropal. Lehman Brothers U.S. Aggregate Index represents securities that are SEC registered, taxable and dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be investment grade (Baa3 or better) by Moody's Investor Services. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL VALUE, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 31.


10 | Annual Report

By the spring of 2004, employment growth finally materialized as evidenced by strong non-farm payroll reports and significant revisions to previous months, prompting the Fed to prepare the markets for a more imminent rise in short-term interest rates. Some initial signs of rising inflation also fueled anxiety that central banks would need to move aggressively to combat it. Inflation concerns were driven by higher oil prices as well as some slowdown in the rate of productivity growth.

As expected, the Federal Open Market Committee raised its target interest rate by 25 basis points at its meeting in June. However, signs of the economy cooling appeared as June data showed that employment, retail sales, industrial production, and housing construction all softened from earlier robust levels. Initial estimates by the Commerce Department showed that U.S. gross domestic product grew at 3% for the second quarter, a sharp slowdown from the 4.5% rate of growth for the first quarter. However, Federal Reserve Chairman Alan Greenspan said that he believed the June slowdown was merely a temporary soft patch for the economy that will prove to be short-lived. Consequently, at period end market expectations remained for the Fed to continue its plans for measured increases in its short-term target interest rate for the balance of 2004. Although experiencing a fair degree of volatility during the period, for the twelve-month period ending July 31, 2004, the yield on the benchmark 10-year Treasury closed at 4.5%, up only 1 basis point from where it was one year prior, as intermediate-term interest rates had already experienced a meaningful upward adjustment during early summer of 2003. However, the yield curve did flatten dramatically, as rates increased by 94 basis points at the two-year maturity.

Overall, the environment of positive economic growth and relatively low interest rates over the past year benefited corporate issuers, resulting in positive revenue growth and a significant expansion in operating earnings for many corporations.

INVESTMENT STRATEGY

The Fund will normally invest about 70% of its net assets in core sectors of investment grade U.S. dollar-denominated debt securities of U.S. issuers, with a focus on U.S. government securities, mortgage and asset-backed securities, and corporate debt securities. The Fund's manager allocates its investments among the various types of debt securities available in its core investments, based on its assessment of the U.S. market, industry and issuer conditions, and the opportunities presented within the various sectors. The manager also evaluates opportunities in the non-core investments and the relative value decision of investing away from the benchmark sectors.





PORTFOLIO BREAKDOWN
Based on Total Net Assets
On 7/31/04

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Mortgage-Backed Securities                            15.5%
Diversified Financial Services                        10.3%
U.S. Government and Agency Securities                  7.2%
Media                                                  5.9%
Insurance                                              4.4%
Diversified Telecommunication Services                 4.4%
Electric Utilities                                     3.7%
Municipal Bonds                                        1.8%
Consumer Finance                                       1.8%
Communications Equipment                               1.6%
Gas Utilities                                          1.5%
Other                                                 10.2%
Short-Term Investments & Other Net Assets             26.6%






                                                              Annual Report | 11

MANAGER'S DISCUSSION

During the six months ended January 31, 2004, all major sectors had positive excess returns2. The Fund's performance during this period benefited from favorable sector selection, most notably to investment-grade corporate bonds. The credit sector generated an excess return of 1.9% over comparable Treasuries, as spreads tightened significantly from September through January 20042. Within the credit sector, the trend of lower quality bonds performing better continued as BBB rated bonds earned an excess return of 3.1% versus Treasuries.

Over the six months ending July 31, 2004, there was little distinction between the performance of the investment-grade sectors. The U.S. credit sector barely outperformed curve-adjusted Treasuries earning an excess return of 3 basis points2. Thus, an overweight position in corporate bonds was a slight contributor to performance. Early in the period, investment-grade corporates benefited from an improving economy; however, this was tempered by investor concerns over the threat of terrorism, event risk, and higher interest rates later in the period. An underweight position in mortgage-backed securities detracted modestly from performance relative to the benchmark as the sector generated an excess return of 31 basis points versus comparable Treasuries during the period2. Mortgages benefited from the carry trade regaining favor among banks.

Overall, the "plus" sectors performed well throughout the year. During the first half of the period ending January 31, 2004, the Fund benefited from an allocation to below investment-grade corporates, which generated an impressive excess return of 8.2%, according to the Lehman Brothers High Yield Index, amid a strengthening economy. An allocation to foreign currencies also contributed to the Fund's performance during the six months ended January 31, 2004. During this period, the dollar declined in a substantial, but orderly fashion, as the euro strengthened from $1.12 per euro on August 1, 2003 to $1.25 per euro six months later.



TOP 10 HOLDINGS ON 7/31/04

------------------------------------------------
                                     % OF TOTAL
                                     NET ASSETS
------------------------------------------------
  FNMA                                    14.1%
   MORTGAGE-BACKED SECURITIES
------------------------------------------------
  U.S. Treasury Note                       5.2%
   U.S. GOVERNMENT AND AGENCY SECURITIES
------------------------------------------------
  SLM Student Trust                        5.2%
   DIVERSIFIED FINANCIAL SERVICES
------------------------------------------------
  Bunderepublik Deutschland                2.6%
   FOREIGN GOVERNMENT AND AGENCY SECURITIES
------------------------------------------------
  Met Life Global Funding                  2.2%
   INSURANCE
------------------------------------------------
  U.S. Treasury Bond                       2.0%
   U.S. GOVERNMENT AND AGENCY SECURITIES
------------------------------------------------
  Government of Mexico                     1.9%
   FOREIGN GOVERNMENT AND AGENCY SECURITIES
------------------------------------------------
  Core Investment Grade Bond Trust I       1.8%
   DIVERSIFIED FINANCIAL SERVICES
------------------------------------------------
  Centaur Funding Corp.                    1.6%
   COMMUNICATIONS EQUIPMENT
------------------------------------------------
  France Telecom SA                        1.5%
   DIVERSIFIED TELECOMMUNICATION SERVICES
------------------------------------------------





2. Source: Lehman Live.




12 | Annual Report

CONCLUSION

We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,

[PHOTO OMITTED]

/S/Michael Materasso
Michael Materasso
Executive Vice President
Portfolio Manager
Fiduciary Trust Company International


[PHOTO OMITTED]

/S/Michael Rohwetter
Michael Rohwetter
Senior Vice President
Portfolio Manager
Fiduciary Trust Company International


[PHOTO OMITTED]

/S/Warren Keyser
Warren Keyser
Senior Vice President
Fiduciary Trust Company International





THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.






                                                              Annual Report | 13

Performance Summary as of 7/31/04

FIDUCIARY CORE PLUS FIXED INCOME FUND


Your dividend income will vary depending on the dividends or interest paid by the securities in the Fund's portfolio. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gains distributions, if any, and any unrealized gains or losses on the sale of Fund shares. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.



--------------------------------------------------------------------------------
                                                               CUMULATIVE TOTAL
                                                 SIX-MONTH       RETURN SINCE
                                             CUMULATIVE TOTAL   INCEPTION 1,2
                                                RETURN 1,2         (8/4/03)
--------------------------------------------------------------------------------
  FIDUCIARY CORE PLUS FIXED INCOME FUND            0.77%             6.97%
--------------------------------------------------------------------------------
  LEHMAN BROTHERS U.S. AGGREGATE INDEX 3           0.34%             4.75%
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.




Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yields, lower-rated (junk) bonds generally have greater price swings and higher default risks. Although Fannie Mae and Freddie Mac may be chartered by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Special risks are associated with foreign investing, including currency fluctuations, economic instability, regulatory and political developments. Please see the Fund's prospectus for more information.


14 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT2

The graph below illustrates the hypothetical investment of $10,000 in Fiduciary Core Plus Fixed Income Fund (the "Fund") from August 4, 2003 (start of performance) to July 31, 2004, compared with the Lehman Brothers U.S. Aggregate Index.3



(08/4/03-7/31/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


               Fiduciary Core Plus              Lehman Brothers U.S.
               Fixed Income Fund                Aggregate Index
8/4/03         $10,000                          $10,000
8/31/03        $10,040                          $10,057
9/30/03        $10,360                          $10,323
10/31/03       $10,300                          $10,227
11/30/03       $10,320                          $10,251
12/31/03       $10,532                          $10,356
1/31/04        $10,614                          $10,439
2/29/04        $10,696                          $10,552
3/31/04        $10,779                          $10,631
4/30/04        $10,602                          $10,355
5/31/04        $10,560                          $10,313
6/30/04        $10,591                          $10,371
7/31/04        $10,697                          $10,475



ENDNOTES

1. Cumulative total return represents the change in value of an investment over the periods indicated. Since the Fund has existed for less than one year, average annual returns are not provided.
2. For periods prior to July 31, 2004, the manager and administrator agreed in advance to waive or reduce their respective fees and to assume as their own expenses certain expenses otherwise payable by the Fund so that total Fund annual operating expenses did not exceed 0.43%. Without this waiver or reduction, total return would have been lower. After July 31, 2004, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.
3. Source: Standard & Poor's Micropal. See page 10 for a description of the Lehman Brothers U.S. Aggregate Index.




                                                              Annual Report | 15

Your Fund's Expenses

FIDUCIARY CORE PLUS FIXED INCOME FUND


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD A TOTAL ASSET VALUE OF $8,600, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

   In this illustration, the expenses paid for this period were $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.







16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.



-------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSES PAID DURING
                                              VALUE 1/31/04     VALUE 7/31/04  PERIOD* 1/31/04-7/31/04
-------------------------------------------------------------------------------------------------------
  Actual                                       $1,000.00            $1,007.70             $2.15
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)     $1,000.00            $1,022.73             $2.16
-------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.43% multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.




                                                              Annual Report | 17

Franklin International Smaller
Companies Growth Fund


YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies. The Fund defines smaller international companies as those with market capitalizations of between $100 million and $2 billion or the equivalent in local currencies at the time of purchase. The Fund considers international companies to be those organized under the laws of a country outside North America or having a principal office in a country outside of North America, or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter outside of North America.


--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------



We are pleased to bring you the Franklin International Smaller Companies Growth Fund (the "Fund") annual report covering the 12-month period ending July 31, 2004.


PERFORMANCE OVERVIEW

The Fund posted a 34.25% cumulative total return for the period ended July 31, 2004. The Fund underperformed its benchmark, the Standard & Poor's (S&P)/Citigroup <$2 Billion EPAC Index1, which returned 37.53%.


ECONOMIC AND MARKET OVERVIEW

Developed equity markets in the European and Asian Pacific regions showed strong gains over the 12-month period ending July 31, 2004. For the dollar-based investor the depreciation of the dollar provided a strong tailwind for performance. At the beginning of this period, investors began to gain greater confidence in light of an improving economic and market outlook, but took a more defensive stance in recent months. The importance of diversification across both Europe and Asia was apparent, with European and Asian smaller companies showing strong performance during the year.






1. Source: Standard & Poor's Micropal. S&P/Citigroup Cap-Range <$2 Billion Europe, Pacific, and Asian Countries (EPAC) Index is a float-adjusted, market capitalization-weighted index designed to measure the performance of European and Asian equity securities with market capitalizations of less than $2 billion.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL VALUE, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 36.



18 | Annual Report

Smaller companies outperformed larger companies globally during the period. In Europe the HSBC European Smaller Companies Index2 gained 32.3% over the period compared to a 22.8% gain by the MSCI Europe Index3. In the Asia Pacific region smaller companies led by an even greater margin, driven by the performance of Japanese value stocks. Outside of the United States, value-oriented companies continued to outperform growth-oriented companies, as evident when comparing the S&P/Citigroup EMI EPAC Growth and Value indexes1, 4. In both Europe and the Asia Pacific region the energy minerals sector showed the strongest performance, driven by oil and gas production companies. In Asia, performance was also strong in other cyclical areas of the market such as non-energy minerals, which were supported by commodity prices, and the consumer durables sector, which was led by homebuilding stocks. Technology services and telecommunications were among the poorest performing sectors in both regions.


INVESTMENT STRATEGY

In choosing individual equity investments, the Fund's sub-advisor utilizes a fundamental "bottom-up" approach involving in-depth qualitative and quantitative analysis of individual equity securities. In narrowing down the universe of eligible investments, the sub-advisor employs a thematic approach to identify industries that may benefit from longer-term dynamic growth. Within these industries, the focus of the Fund's investments is on companies with proprietary products and services, and that the sub-advisor believes have a strong probability of retaining or widening margins, and a strong balance sheet.

The sub-advisor does not select investments for the Fund that are merely representative of the small cap asset class, but instead aims to produce a portfolio of securities of exceptionally dynamic companies operating in sectors that offer attractive growth potential. The sub-advisor has a team of research analysts fully dedicated to the identification of smaller companies that have, in their opinion, the potential to provide above average performance.


MANAGER'S DISCUSSION

In Europe, stock selection in the finance sector added the most value, as our holdings in DePfa Bank and AWD Holdings showed strong performance. Performance


ASSET ALLOCATION ON 7/31/04
---------------------------------------
                           % OF TOTAL
                           NET ASSETS
---------------------------------------
  Equity                        99.1%
---------------------------------------
  Short-Term Investments &
  Other Net Assets               0.9%
---------------------------------------


GEOGRAPHIC DISTRIBUTION
ON 7/31/04
EQUITY ASSETS AS A PERCENTAGE
OF TOTAL NET ASSETS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Europe .....................................  53.9%
Asia .......................................  38.0%
Australia & New Zealand ....................   4.5%
Short-Term Investments & Other Net Assets ..   3.6%



2. Source: Standard & Poor's Micropal. HSBC Smaller European Companies consists of 1,500 smaller companies in Europe, including the United Kingdom.
3. Standard & Poor's Micropal. The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure equity performance for developed markets in Europe.
4. Source: Standard & Poor's Micropal. S&P/Citigroup Europe, Pacific, and Asian Countries (EPAC) Extended Market (EMI) Growth Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of European and Asian growth-oriented, small capitalization equity securities. S&P/Citigroup Europe, Pacific, and Asian Countries (EPAC) Extended Market (EMI) Value Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of European and Asian value-oriented, small capitalization equity securities. For the one-year period ending July 31, 2004, S&P/Citigroup EMI EPAC Growth Index returned and S&P/Citigroup EMI EPAC Value Index returned 31.33% and 36.75%, respectively.



                                                              Annual Report | 19

PORTFOLIO BREAKDOWN
Based on Total Net Assets
On 7/31/04

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Specialty Retail                                          11.0%
Commercial Services & Supplies                             8.7%
Health Care Equipment & Supplies                           6.3%
Communications Equipment                                   6.2%
Electronic Equipment & Instruments                         6.2%
Household Durables                                         4.8%
Health Care Providers & Services                           4.6%
Capital Markets                                            3.2%
Electrical Equipment                                       3.1%
Software                                                   3.0%
Machinery                                                  3.0%
Internet Software & Services                               2.7%
Diversified Telecommunication Services                     2.6%
Other                                                     31.0%
Short-Term Investments & Other Net Assets                  3.6%





was also helped by holdings in the retail trade sector, where companies such as Charles Vogele, a Swiss family clothing retailer, added value over the period despite a recent profit warning that prompted its sale. A position in Mothercare, a U.K. maternity clothing retailer, also showed strong performance.

In the Asia Pacific region, stock selection was strong overall and had a positive impact on relative performance. Performance in the telecommunications sector was helped by positions in Japanese mobile phone content providers, driven by the move from 2G to 3G technology. This included holdings in G-Mode, a game content distributor and Index Corp., a Japanese provider of diverse mobile phone content, as both companies showed strong performance. In addition, e-Access, a Japanese provider of broadband internet access, also added value in this sector.

Performance was also helped by stock selection in the technology services sector with strong performance from the Fund's position in Access, a Japanese designer of custom web-browsers for mobile phones and internet devices. This company's revenue growth is also strongly tied to growth in 3G mobile phones.

Performance in Europe was hindered by positions in the commercial services sector. This was due to positions in Amadeus Global Travel, a Spanish company that provides marketing and distribution services to the travel industry, and Transcom, a Swedish provider of customer relationship management solutions.

In Asia, performance was held back by an overweight position as well as stock selection in the electronic technology sector. This was due to weak performance from our position in Sekonix, a South Korean supplier of optical fibers used in projection TVs and other applications. Performance was also hurt by our position in Koha, a Japanese electronic components manufacturer.

We continue to see indications that a U.S.-led global recovery remains in place. In Asia, demand from China was a strong driver of regional growth, but Japan is also beginning to experience the early stages of a consumer-led recovery. Higher oil prices, rising interest rates, and geopolitical considerations are clearly adding an element of uncertainty. Successful business models and margin developments remain key.







20 | Annual Report

CONCLUSION

We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,



[PHOTO OMITTED]

/S/Margaret S. Lindsay
Margaret S. Lindsay
Executive Vice President
Fiduciary Trust Company International



[PHOTO OMITTED]

/S/Pratik Patel
Pratik Patel
Vice President
Fiduciary Trust Company International



TOP 10 HOLDINGS ON 7/31/04

--------------------------------------
                           % OF TOTAL
                           NET ASSETS
--------------------------------------
  Tamura Taiko Holdings Inc.     2.0%
   COMMUNICATIONS EQUIPMENT
--------------------------------------
  Neomax Co. Ltd.                1.9%
   ELECTRONIC EQUIPMENT & INSTRUMENTS
--------------------------------------
  Park24 Co. Ltd.                1.8%
   COMMERCIAL SERVICES & SUPPLIES
--------------------------------------
  Whatman PLC                    1.7%
   CHEMICALS
--------------------------------------
  Commuture Corp.                1.7%
   CONSTRUCTION & ENGINEERING
--------------------------------------
  Getinge AB, B                  1.7%
   HEALTH CARE EQUIPMENT & SUPPLIES
--------------------------------------
  Taylor Nelson Sofres PLC       1.7%
   MEDIA
--------------------------------------
  Bang & Olufsen AS, B           1.7%
   HOUSEHOLD DURABLES
--------------------------------------
  AWD Holdings AG                1.7%
   CAPITAL MARKETS
--------------------------------------
  Tandberg Television ASA        1.7%
   COMMUNICATIONS EQUIPMENT
--------------------------------------


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



                                                              Annual Report | 21

Performance Summary as of 7/31/04

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND


Your dividend income will vary depending on the dividends or interest paid by the securities in the Fund's portfolio. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gains distributions, if any, and any unrealized gains or losses on the sale of Fund shares. The unmanaged indices include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.



-----------------------------------------------------------------------------------------------------------
                                                                                  AVERAGE
                                                                                   ANNUAL     CUMULATIVE
                                                                                    SINCE        SINCE
                                                      SIX-MONTH      ONE-YEAR   INCEPTION 1,2 INCEPTION 1,3
                                                   CUMULATIVE 1,3 CUMULATIVE 1,3  (10/15/02)   (10/15/02)
-----------------------------------------------------------------------------------------------------------
 FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND  -2.73%        34.25%        31.02%       62.34%
-----------------------------------------------------------------------------------------------------------
 S&P/CITIGROUP CAP-RANGE <$2 BILLION EPAC INDEX 2,4     3.63%        37.53%        36.49%       74.68%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.



Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involves heightened risks related to the same factors in addition to those associated with their relatively small size and lesser liquidity. Small or relatively new unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of the larger, more established companies. Please see the Fund's prospectus for information.




22 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT1

The graph below illustrates the hypothetical investment of $10,000 in Franklin International Smaller Companies Growth Fund (the "Fund") from October 15, 2002 (start of performance) to July 31, 2004, compared with the S&P/Citigroup Cap-Range <$2 Billion EPAC Index.1


(10/15/02-7/31/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


              Franklin International Smaller       S&P/Citigroup Cap-Range
              Companies Growth Fund                < $2 Billion EPAC Index
10/15/02      $10,000                              $10,000
10/31/02      $9,970                               $9,956
11/30/02      $10,180                              $10,312
12/31/02      $10,206                              $10,235
1/31/03       $10,025                              $10,085
2/28/03       $9,845                               $10,065
3/31/03       $9,714                               $10,003
4/30/03       $10,597                              $10,832
5/31/03       $11,459                              $11,742
6/30/03       $11,600                              $12,300
7/31/03       $12,092                              $12,700
8/31/03       $12,664                              $13,507
9/30/03       $13,266                              $14,276
10/31/03      $14,992                              $15,258
11/30/03      $15,011                              $15,244
12/31/03      $15,653                              $16,178
1/31/04       $16,688                              $16,855
2/29/04       $16,947                              $17,340
3/31/04       $17,340                              $18,249
4/30/04       $17,113                              $17,659
5/31/04       $16,637                              $17,417
6/30/04       $17,392                              $18,225
7/31/04       $16,234                              $17,467



ENDNOTES

1. For periods prior to July 31, 2004, the manager and administrator agreed in advance to waive or reduce their respective fees and to assume as their own expenses certain expenses otherwise payable by the Fund so that total Fund annual operating expenses did not exceed 0.95%. Without this waiver or reduction, total return would have been lower. After July 31, 2004, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Source: Standard & Poor's Micropal. See page 18 for a description of the S&P/Citigroup Cap-Range <$2 Billion EPAC Index.




                                                              Annual Report | 23

Your Fund's Expenses

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD A TOTAL ASSET VALUE OF $8,600, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

   In this illustration, the expenses paid for this period were $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.







24 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.



------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 1/31/04     VALUE 7/31/04   PERIOD* 1/31/04-7/31/04
------------------------------------------------------------------------------------------------------
  Actual                                         $1,000             $  972.70             $4.66
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000             $1,020.14             $4.77
------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.





                                                              Annual Report | 25

Franklin Global Trust

FINANCIAL HIGHLIGHTS


FIDUCIARY CORE FIXED INCOME FUND

                                                                     ------------
                                                                     PERIOD ENDED
                                                                       JULY 31,
                                                                        2004 D
                                                                     ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............................      $10.00
                                                                     ------------

Income from investment operations:

 Net investment income a .........................................         .26

 Net realized and unrealized gains (losses) ......................         .13
                                                                     ------------
Total from investment operations .................................         .39
                                                                     ------------
Less distributions from:

 Net investment income ...........................................        (.39)

 Net realized gains ..............................................        (.03)
                                                                     ------------
Total distributions ..............................................        (.42)
                                                                     ------------
Net asset value, end of period ...................................      $ 9.97
                                                                     ------------

Total return b ...................................................       3.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................................     $17,543

Ratios to average net assets:

 Expenses ........................................................        .99%e

 Expenses net of waiver and payments by affiliate ................        .45%e

 Net investment income ...........................................       2.76%e

Portfolio turnover rate ..........................................     459.82%

Portfolio turnover rate excluding mortgage dollar rolls c ........     259.85%





a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c See Note 1(e) regarding mortgage dollar rolls.
d For the period August 29, 2003 (commencement date) to July 31, 2004. e Annualized.




26 | See notes to financial statements. | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2004



---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE FIXED INCOME FUND                                            COUNTRY     PRINCIPAL AMOUNT C      VALUE
---------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS 30.1%
  AEROSPACE & DEFENSE .6%
  BF Goodrich, 6.80%, 2/01/18 ..........................................   United States     $   100,000       $   106,562
                                                                                                               ------------

  CAPITAL MARKETS 2.1%
  General Electric Capital Corp., FRN, 1.664%, 9/18/06 .................   United States         370,000           371,058
                                                                                                               ------------

  COMMERCIAL SERVICES & SUPPLIES .5%
  Tyco International Group SA, 6.75%, 2/15/11 ..........................    Luxembourg            80,000            87,374
                                                                                                               ------------

  CONSUMER FINANCE 2.5%
  Ford Motor Credit Co., 7.375%, 10/28/09 ..............................   United States         165,000           177,220
  GMAC, 7.25%, 3/02/11 .................................................   United States         250,000           263,290
                                                                                                               ------------
                                                                                                                   440,510
                                                                                                               ------------

  DIVERSIFIED FINANCIAL SERVICES 5.1%
  Core Investment Grade Bond Trust I, 4.727%, 11/30/07 .................   United States         530,000           544,266
  Glencore Funding LLC, 144A, 6.00%, 4/15/14 ...........................   United States         130,000           122,380
  HSBC Capital Funding LP, 9.547%, Perpetual ...........................  Jersey Islands         140,000           171,338
  Morgan Stanley Dean Witter & Co., 6.60%, 4/01/12 .....................   United States          55,000            59,824
                                                                                                               ------------
                                                                                                                   897,808
                                                                                                               ------------

  DIVERSIFIED TELECOMMUNICATION SERVICES 5.4%
  Deutsche Telekom, International Finance NV, senior sub. note, 3.875%,
    7/22/08 ............................................................    Netherlands          100,000            99,040
  France Telecom SA, senior note, FRN, 9.50%, 3/01/31 ..................      France             205,000           261,764
  Hutchison Whampoa International Ltd., senior note, 144A, 5.45%,
    11/24/10 ...........................................................     Hong Kong           100,000            99,512
  Sprint Capital Corp., 6.90%, 5/01/19 .................................   United States         250,000           259,841
  Verizon Global Funding Corp., 4.00%, 1/15/08 .........................   United States         225,000           226,394
                                                                                                               ------------
                                                                                                                   946,551
                                                                                                               ------------

  ELECTRIC UTILITIES 3.2%
  Centerpoint Energy Inc., senior note, B, 7.25%, 9/01/10 ..............   United States         100,000           109,787
  Cilcorp Inc., senior note, 8.70%, 10/15/09 ...........................   United States         100,000           117,544
  Consumers Energy Co., C, 4.25%, 4/15/08 ..............................   United States         270,000           269,839
  System Energy Resources Inc., 144A, 5.129%, 1/15/14 ..................   United States          60,000            59,127
                                                                                                               ------------
                                                                                                                   556,297
                                                                                                               ------------

  GAS UTILITIES 1.5%
  Pacific Gas & Electric Co., 6.05%, 3/01/34 ...........................   United States         270,000           260,981
                                                                                                               ------------

  INSURANCE 2.1%
  Allstate Corp., 7.20%, 12/01/09 ......................................   United States         100,000           114,887
  Arch Capital Group Ltd., senior note, 7.35%, 5/01/34 .................      Bermuda            140,000           142,365
  XL Capital PLC, 6.50%, 1/15/12 .......................................  United Kingdom         110,000           118,890
                                                                                                               ------------
                                                                                                                   376,142
                                                                                                               ------------




                                                              Annual Report | 27

Franklin Global Trust

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE FIXED INCOME FUND                                            COUNTRY     PRINCIPAL AMOUNT C      VALUE
---------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS (CONT.)
  MEDIA 5.4%
  AOL Time Warner Inc., 7.70%, 5/01/32 .................................   United States     $   155,000       $   172,700
  Chancellor Media Corp., senior note, 8.00%, 11/01/08 .................   United States         130,000           146,742
  Comcast Cable Communications, 6.875%, 6/15/09 ........................   United States         150,000           164,737
  News America Holdings Inc., 9.50%, 7/15/24 ...........................   United States         135,000           180,702
  TCI Communications Inc., 8.75%, 8/01/15 ..............................   United States         145,000           176,821
  Univision Communications Inc., senior note, 3.875%, 10/15/08 .........   United States         110,000           108,362
                                                                                                               ------------
                                                                                                                   950,064
                                                                                                               ------------

  PHARMACEUTICALS .7%
  Medco Health Solutions Inc., senior note, 7.25%, 8/15/13 .............   United States         115,000           124,200
                                                                                                               ------------

  THRIFTS & MORTGAGE FINANCE 1.0%
  Countrywide Financial Corp., 4.00%, 3/22/11 ..........................   United States         180,000           169,984
                                                                                                               ------------

  TOTAL CORPORATE BONDS (COST $5,304,300) ..............................                                         5,287,531
                                                                                                               ------------

  MORTGAGE-BACKED SECURITIES 34.8%
a FNMA 15 Year, 5.50%, 8/01/18 .........................................   United States       1,105,000         1,135,043
a FNMA 30 Year, 5.00%, 8/01/33 .........................................   United States         420,000           409,500
a FNMA 30 Year, 5.50%, 8/01/33 .........................................   United States       1,750,000         1,754,921
  FNMA 30 Year, 5.50%, 12/01/33 ........................................   United States         162,176           163,023
  FNMA 30 Year, Cap 7.50%, Margin .45% + 1 Month LIBOR,
    Resets Monthly, 1.70%, 1/25/32 .....................................   United States       1,015,000         1,013,161
a FNMA 35 Year, 6.50%, 8/15/34 .........................................   United States       1,295,000         1,351,656
  GNMA 30 Year, 6.00%, 4/20/34 .........................................   United States         267,329           273,654
                                                                                                               ------------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $6,099,441) ...................                                         6,100,958
                                                                                                               ------------

  ASSET-BACKED SECURITIES 24.8%
  CAPITAL MARKETS 1.6%
  Bear Stearns Adjustable Rate Mortgage Trust, 2004-4, A1B, 3.517%,
    6/25/34 ............................................................   United States         276,633           277,399
                                                                                                               ------------

  COMMERCIAL SERVICES & SUPPLIES .6%
  Fideicomiso Petacalco Trust, Reg S, 10.16%, 12/23/09 .................      Mexico              88,000           100,965
                                                                                                               ------------

  DIVERSIFIED FINANCIAL SERVICES 15.8%
  CS First Boston Mortgage Securities Corp., 2004-1, 5A1, 5.50%, 2/25/19   United States         253,897           253,894
  Sequoia Mortgage Trust, 2004-2, A, 1.45%, 3/20/34 ....................   United States         174,320           173,919
  SLM Student Loan Trust, 2002-3, A4, 1.80%, 10/25/16 ..................   United States         350,000           351,113
  SLM Student Loan Trust, 2003-6, A2, 1.55%, 3/15/11 ...................   United States       1,073,719         1,074,369
  SLM Student Loan Trust, 2004-6, A2, 1.697%, 1/25/13 ..................   United States         920,000           920,287
                                                                                                               ------------
                                                                                                                 2,773,582
                                                                                                               ------------

  OIL & GAS 1.0%
  Gazprom International SA, 144A, 7.201%, 2/01/20 ......................      Russia             170,000           167,875
                                                                                                               ------------




28 | Annual Report

Franklin Global Trust

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE FIXED INCOME FUND                                            COUNTRY     PRINCIPAL AMOUNT C      VALUE
---------------------------------------------------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES (CONT.)
  THRIFTS & MORTGAGE FINANCE 5.8%
  Countrywide Asset-backed Certificates, 2004-SD2, A1, 144A, 1.82%,
    11/25/33 ...........................................................   United States     $   119,031       $   118,883
  Washington Mutual Inc., 2004-AR2, A, 2.64%, 4/25/44 ..................   United States         355,327           356,414
  Washington Mutual Inc., 2004-AR9, A2, 2.468%, 8/25/34 ................   United States         550,000           551,081
                                                                                                               ------------
                                                                                                                 1,026,378
                                                                                                               ------------
  TOTAL ASSET-BACKED SECURITIES (COST $4,354,026) ......................                                         4,346,199
                                                                                                               ------------

  FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $41,383) .2%
  Russian Federation, Reg S, 12.75%, 6/24/28 ...........................      Russia              29,000            42,286
                                                                                                               ------------

  U.S. GOVERNMENT AND AGENCY SECURITIES 11.0%
  U.S. Treasury Bond, 5.375%, 2/15/31 ..................................                         392,000           401,617
  U.S. Treasury Note, 6.00%, 8/15/09 ...................................                       1,123,000         1,240,258
  U.S. Treasury Note, 5.00%, 8/15/11 ...................................                         266,000           280,110
                                                                                                               ------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $1,926,838) ........                                         1,921,985
                                                                                                               ------------

  MUNICIPAL BONDS 2.0%
  California State Economic Recovery GO, 5.25%, 1/01/11 ................   United States         160,000           176,234
  Tobacco Settlement Financing Corp. Revenue, 6.375%, 6/01/32 ..........   United States         200,000           177,432
                                                                                                               ------------
  TOTAL MUNICIPAL BONDS (COST $363,303) ................................                                           353,666
                                                                                                               ------------


                                                                                             -----------
                                                                                                SHARES
                                                                                             -----------
  PREFERRED STOCK (COST $324,663) 1.9%
  COMMUNICATIONS EQUIPMENT
  Centaur Funding Corp., 9.08%, pfd., B, 144A ..........................   United States             263           332,038
                                                                                                               ------------
  TOTAL LONG TERM INVESTMENTS (COST $18,413,954) .......................                                        18,384,663
                                                                                                               ------------
  SHORT TERM INVESTMENT (COST $3,604,829) 20.5%
  MONEY FUND
b Franklin Institutional Fiduciary Trust Money Market Portfolio ........   United States       3,604,829         3,604,829
                                                                                                               ------------
  TOTAL INVESTMENTS (COST $22,018,783) 125.3% ..........................                                        21,989,492
  OTHER ASSETS, LESS LIABILITIES (25.3)% ...............................                                        (4,446,560)
                                                                                                               ------------
  NET ASSETS 100.0% ....................................................                                       $17,542,932
                                                                                                               ------------

PORTFOLIO ABBREVIATION | FRN - Floating Rate Note



a See Note 1(c) regarding securities purchased on a when-issued, delayed delivery or to-be-announced basis.
b See Note 7 regarding investments in Franklin Institutional Fiduciary Trust
  Money Market Portfolio.
c The principal amount is stated in U.S. dollars unless otherwise indicated.




                         Annual Report | See notes to financial statements. | 29

Franklin Global Trust

FINANCIAL HIGHLIGHTS


FIDUCIARY CORE PLUS FIXED INCOME FUND

                                                                            ------------
                                                                            PERIOD ENDED
                                                                              JULY 31,
                                                                               2004 E
                                                                            ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................................     $10.00
                                                                            ------------
Income from investment operations: a

 Net investment income b ..................................................        .28

 Net realized and unrealized gains (losses) ...............................        .41
                                                                            ------------
Total from investment operations ..........................................        .69
                                                                            ------------
Less distributions from:

 Net investment income ....................................................       (.30)

 Net realized gains .......................................................       (.07)
                                                                            ------------
Total distributions .......................................................       (.37)
                                                                            ------------
Net asset value, end of period ............................................     $10.32
                                                                            ------------

Total return c ............................................................      6.97%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........................................    $54,132

Ratios to average net assets:

 Expenses .................................................................       .84%f

 Expenses net of waiver and payments by affiliate .........................       .43%f

 Net investment income ....................................................      2.76%f

Portfolio turnover rate ...................................................    426.29%

Portfolio turnover rate excluding mortgage dollar rolls d .................    222.53%



a The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.
b Based on average daily shares outstanding.
c Total return is not annualized for periods less than one year.
d See Note 1(e) regarding mortgage dollar rolls.
e For the period August 4, 2003 (commencement date) to July 31, 2004.
f Annualized.




30 | See notes to financial statements. | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2004



---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE PLUS FIXED INCOME FUND                                       COUNTRY    PRINCIPAL AMOUNT C      VALUE
---------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS 32.0%
  AIRLINES .5%
  Delta Air Lines Inc., senior note, 6.718%, 1/02/23 ..................  United States    $   275,137          $   284,204
                                                                                                               ------------

  AUTO COMPONENTS .1%
  Keystone Automotive Industries Inc., senior sub. note, 9.75%, 11/01/13 United States         25,000               26,875
                                                                                                               ------------

  CAPITAL MARKETS .3%
  General Electric Capital Corp., 5.35%, 3/30/06 ......................  United States         50,000               52,011
  General Electric Capital Corp., FRN, 1.664%, 9/18/06 ................  United States        120,000              120,343
                                                                                                               ------------
                                                                                                                   172,354
                                                                                                               ------------

  CHEMICALS 1.0%
  Equistar Chemicals LP, senior note, 10.625%, 5/01/11 ................  United States         15,000               16,725
  Lyondell Chemical Co., senior secured note, 10.50%, 6/01/13 .........  United States        195,000              214,744
  Monsanto Co., 4.00%, 5/15/08 ........................................  United States        287,000              285,880
                                                                                                               ------------
                                                                                                                   517,349
                                                                                                               ------------

  COMMERCIAL SERVICES & SUPPLIES .3%
  Tyco International Group SA, 6.75%, 2/15/11 .........................   Luxembourg          160,000              174,749
                                                                                                               ------------

  CONSUMER FINANCE 1.8%
  Ford Motor Credit Co., 7.375%, 10/28/09 .............................  United States        330,000              354,439
  GMAC, 7.25%, 3/02/11 ................................................  United States        540,000              568,707
  National Rural Utility Finance, 6.00%, 5/15/06 ......................  United States         50,000               52,599
                                                                                                               ------------
                                                                                                                   975,745
                                                                                                               ------------

  CONTAINERS & PACKAGING .5%
  Stone Container Corp., senior note, 8.375%, 7/01/12 .................  United States        245,000              263,375
  Vitro SA De CV, 11.75%, 144A, 11/01/13 ..............................     Mexico             15,000               13,912
                                                                                                               ------------
                                                                                                                   277,287
                                                                                                               ------------

  DIVERSIFIED FINANCIAL SERVICES 3.2%
  Core Investment Grade Bond Trust I, 4.727%, 11/30/07 ................  United States        950,000              975,569
  Glencore Funding LLC, 144A, 6.00%, 4/15/14 ..........................  United States        495,000              465,985
  Household Finance Corp., 5.75%, 1/30/07 .............................  United States        135,000              142,553
  HSBC Capital Funding LP, 9.547%, Perpetual .......................... Jersey Islands        140,000              171,338
                                                                                                               ------------
                                                                                                                 1,755,445
                                                                                                               ------------

  DIVERSIFIED TELECOMMUNICATION SERVICES 4.4%
  Deutsche Telekom, International Finance NV, senior sub. note, 3.875%,
    7/22/08 ...........................................................   Netherlands          75,000               74,280
  France Telecom SA, senior note, FRN, 9.50%, 3/01/31 .................     France            655,000              836,367
  Hutchison Whampoa International Ltd., senior note, 144A, 6.25%,
    1/24/14 ...........................................................    Hong Kong          250,000              246,560
  Sprint Capital Corp., 6.90%, 5/01/19 ................................  United States        800,000              831,489
  Verizon Global Funding Corp., 4.00%, 1/15/08 ........................  United States        375,000              377,323
                                                                                                               ------------
                                                                                                                 2,366,019
                                                                                                               ------------

  ELECTRIC UTILITIES 3.7%
  Centerpoint Energy Inc., senior note, B, 7.25%, 9/01/10 .............  United States        235,000              258,000
  Consumers Energy Co., C, 4.25%, 4/15/08 .............................  United States        750,000              749,553
  Southern California Edison Co., 8.00%, 2/15/07 ......................  United States        500,000              553,440
  Tenaska Virginia Partners, 144A, 6.119%, 3/30/24 ....................  United States        200,000              200,530
  Texas New Mexico Power, senior note, 6.125%, 6/01/08 ................  United States        225,000              232,307
                                                                                                               ------------
                                                                                                                 1,993,830
                                                                                                               ------------



                                                              Annual Report | 31

Franklin Global Trust

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE PLUS FIXED INCOME FUND                                       COUNTRY    PRINCIPAL AMOUNT C      VALUE
---------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS (CONT.)
  ELECTRONIC EQUIPMENT & INSTRUMENTS .3%
  Elektrownia Turow BV, 9.75%, 3/14/11 ................................   Netherlands         120,000 EUR      $   145,903
                                                                                                               ------------

  ENERGY EQUIPMENT & SERVICES .4%
  Halliburton Co., 8.75%, 2/15/21 .....................................  United States   $    200,000              241,618
                                                                                                               ------------

  FOOD PRODUCTS .7%
a Smithfield Foods Inc., senior notes, 144A, 7.00%, 8/01/11 ...........  United States        350,000              357,438
                                                                                                               ------------

  GAS UTILITIES 1.5%
  Pacific Gas & Electric Co., 6.05%, 3/01/34 ..........................  United States        825,000              797,441
                                                                                                               ------------

  HOTELS RESTAURANTS & LEISURE .8%
  Park Place Entertainment Corp., senior sub. note, 8.125%, 5/15/11 ...  United States        175,000              194,031
  Royal Caribbean Cruises Ltd., senior note, 8.75%, 2/02/11 ...........  United States        230,000              259,900
                                                                                                               ------------
                                                                                                                   453,931
                                                                                                               ------------
  HOUSEHOLD DURABLES .1%
  D.R. Horton Inc., senior note, 7.875%, 8/15/11 ......................  United States         35,000               39,200
                                                                                                               ------------

  INSURANCE 4.4%
  Ace Ina Holding Inc., 5.875%, 6/15/14 ...............................  United States        500,000              512,549
  Allstate Corp., 7.20%, 12/01/09 .....................................  United States        115,000              132,120
  Arch Capital Group Ltd., senior note,  7.35%, 5/01/34 ...............     Bermuda           255,000              259,308
  Lincoln National Corp., 5.25%, 6/15/07 ..............................  United States         50,000               52,227
  Met Life Global Funding, 144A, 4.25%, 7/30/09 .......................  United States      1,200,000            1,195,985
  XL Capital PLC, 6.50%, 1/15/12 ...................................... United Kingdom        225,000              243,184
                                                                                                               ------------
                                                                                                                 2,395,373
                                                                                                               ------------

  MACHINERY .5%
  Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11 ............  United States        250,000              271,875
                                                                                                               ------------

  MEDIA 5.9%
  Chancellor Media Corp., senior note, 8.00%, 11/01/08 ................  United States         90,000              101,591
  Comcast Cable Communications, 6.875%, 6/15/09 .......................  United States        305,000              334,966
  EchoStar DBS Corp., senior note, 5.75%, 10/01/08 ....................  United States         45,000               44,888
  Emmis Operating Co., senior sub. note, 144A, 6.875%, 5/15/12 ........  United States        130,000              127,725
  Medianews Group Inc., senior sub. note, 6.875%, 10/01/13 ............  United States        275,000              268,125
  News America Holdings Inc., 9.50%, 7/15/24 ..........................  United States        605,000              809,812
  TCI Communications Inc., 8.75%, 8/01/15 .............................  United States        615,000              749,966
  AOL Time Warner Inc., 7.70%, 5/01/32 ................................  United States        525,000              584,950
  Univision Communications Inc., senior note, 3.875%, 10/15/08 ........  United States         75,000               73,883
  Viacom Inc., 6.40%, 1/30/06 .........................................  United States         85,000               89,421
                                                                                                               ------------
                                                                                                                 3,185,327
                                                                                                               ------------

  OIL & GAS .2%
  Conoco Funding Co., 5.45%, 10/15/06 .................................  United States        100,000              104,871
                                                                                                               ------------

  PAPER & FOREST PRODUCTS .5%
  Georgia-Pacific Corp., senior note, 9.375%, 2/01/13 .................  United States        225,000              262,125
                                                                                                               ------------

  PHARMACEUTICALS .5%
  Medco Health Solutions Inc., senior note, 7.25%, 8/15/13 ............  United States        255,000              275,400
                                                                                                               ------------

  REAL ESTATE INVESTMENT TRUST .3%
  iStar Financial Inc., senior note, 6.00%, 12/15/10 ..................  United States        180,000              183,102
                                                                                                               ------------



32 | Annual Report

Franklin Global Trust

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE PLUS FIXED INCOME FUND                                     COUNTRY      PRINCIPAL AMOUNT C      VALUE
---------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS (CONT.)
  THRIFTS & MORTGAGE FINANCE  .1%
  Washington Mutual Inc., 4.375%, 1/15/08 .............................  United States   $     50,000          $    50,778
                                                                                                               ------------
  TOTAL CORPORATE BONDS (COST $17,261,532) ............................                                         17,308,239
                                                                                                               ------------

  MORTGAGE-BACKED SECURITIES 15.5%
a FNMA 15 Year, 5.50%, 8/01/18 ........................................  United States      2,187,000            2,246,460
  FNMA 30 Year, 6.50%, 8/01/31 ........................................  United States         28,276               29,569
  FNMA 30 Year, 6.50%, 11/01/32 .......................................  United States         46,033               48,112
a FNMA 30 Year, 5.00%, 8/01/33 ........................................  United States        832,000              811,200
a FNMA 30 Year, 5.50%, 8/01/33 ........................................  United States      2,289,000            2,295,437
a FNMA 30 Year, 6.50%, 8/15/34 ........................................  United States      1,808,000            1,887,100
  FNMA 30 Year, Cap 7.50%, Margin .45% + 1 Month LIBOR,
    Resets Monthly, 1.70%, 1/25/32 ....................................  United States        320,000              319,420
  GNMA 30 Year, 6.00%, 3/20/34 ........................................  United States        583,216              597,015
  GNMA 30 Year, 6.00%, 4/20/34 ........................................  United States        178,219              182,436
                                                                                                               ------------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $8,396,559) ..................                                          8,416,749
                                                                                                               ------------

  ASSET-BACKED SECURITIES 10.2%
  CAPITAL MARKETS 1.0%
  Bear Stearns Adjustable Rate Mortgage Trust, 2004-4, A1B, 3.517%,
    6/25/34 ...........................................................  United States        476,953              478,273
  WFS Financial Owner Trust, 1.29%, 8/20/07 ...........................  United States         39,905               39,926
                                                                                                               ------------
                                                                                                                   518,199
                                                                                                               ------------

  DIVERSIFIED FINANCIAL SERVICES 7.1%
  CS First Boston Mortgage Securities Corp., 2004-1, 5A1, 5.50%,
    2/25/19 ...........................................................  United States        101,559              101,558
  Impac Secured Assets Common Owner Trust, 2003-2, A1, 5.50%,
    8/25/33 ...........................................................  United States        417,215              420,624
  Master Alternative Loans Trust, 6.50%, 12/25/33 .....................  United States        124,415              128,867
  Master Alternative Loans Trust, 2003-3, 1A1, 6.50%, 5/25/33 .........  United States        258,191              270,718
  Sequoia Mortgage Trust, 2004-2, A, 1.45%, 3/20/34 ...................  United States        136,629              136,315
  SLM Student Loan Trust, 2002-3, A4, 1.80%, 10/25/16 .................  United States         90,000               90,286
  SLM Student Loan Trust, 2003-6, A2, 1.55%, 3/15/11 ..................  United States        202,308              202,430
  SLM Student Loan Trust, 2004-6, A2, 1.697%, 1/25/13 .................  United States      2,500,000            2,500,781
                                                                                                               ------------
                                                                                                                 3,851,579
                                                                                                               ------------

  OIL & GAS .9%
  Gazprom International SA, 144A, 7.201%, 2/01/20 .....................     Russia            510,000              503,625
                                                                                                               ------------

  THRIFTS & MORTGAGE FINANCE  1.2%
  Countrywide Asset-backed Certificates, 2004-SD2, A1, 144A, 1.82%,
    11/25/33 ..........................................................  United States         59,516               59,442
  Washington Mutual Inc., 2004-AR9, A2, 2.468%, 8/25/34 ...............  United States        110,000              110,216
  Washington Mutual Inc., 2004-AR2, A, 2.64%, 4/25/44 .................  United States        458,185              459,587
                                                                                                               ------------
                                                                                                                   629,245
                                                                                                               ------------
  TOTAL ASSET-BACKED SECURITIES (COST $5,494,183) .....................                                          5,502,648
                                                                                                               ------------

  FOREIGN GOVERNMENT AND AGENCY SECURITIES 5.1%
  Bundesrepublik Deutschland, 5.25%, 1/04/11 ..........................     Germany         1,073,000 EUR        1,398,155
  Government of Mexico, 9.00%, 12/20/12 ...............................     Mexico         12,820,400 MXN        1,054,207
  Republic of Brazil, 8.25%, 1/20/34 ..................................     Brazil             50,000               39,125





                                                              Annual Report | 33

Franklin Global Trust

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE PLUS FIXED INCOME FUND                                     COUNTRY      PRINCIPAL AMOUNT C      VALUE
---------------------------------------------------------------------------------------------------------------------------
  FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
  Russian Federation, Reg S, 12.75%, 6/24/28 ..........................     Russia       $     77,000          $   112,277
  United Mexican States, 7.50%, 1/14/12 ...............................     Mexico            150,000              165,375
                                                                                                               ------------
  TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $2,776,235) ....                                          2,769,139
                                                                                                               ------------

  U.S. GOVERNMENT AND AGENCY SECURITIES 7.2%
  U.S. Treasury Bond, 5.375%, 2/15/31 .................................  United States      1,046,000            1,071,661
  U.S. Treasury Note, 5.625%, 5/15/08 .................................  United States        419,000              452,422
  U.S. Treasury Note, 6.00%, 8/15/09 ..................................  United States      2,143,000            2,366,761
                                                                                                               ------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $3,865,264) .......                                          3,890,844
                                                                                                               ------------

  MUNICIPAL BONDS 1.8%
  Badger TOB Asset Securitization Corp., Asset-Backed, 6.125%, 6/01/27   United States         50,000               46,110
  California State Economic Recovery GO, 5.25%, 1/01/11 ...............  United States        395,000              435,077
  Northern TOB Securitization Corp., 4.75%, 6/01/15 ...................  United States        125,000              121,956
  Tobacco Settlement Financing Corp. Revenue, 4.375%, 6/01/19 .........  United States        300,000              286,056
  Tobacco Settlement Financing Corp. Revenue, 6.375%, 6/01/32 .........  United States         70,000               62,101
                                                                                                               ------------
  TOTAL MUNICIPAL BONDS (COST $955,835) ...............................                                            951,300
                                                                                                               ------------


                                                                                       -------------------
                                                                                               SHARES
                                                                                       -------------------
  PREFERRED STOCKS 1.6%
  COMMUNICATIONS EQUIPMENT 1.6%
  Centaur Funding Corp., 9.08%, pfd., B, 144A .........................  United States            675              852,187
                                                                                                               ------------
  MEDIA
  Newscorp Overseas, 5.75%, pfd. ...................................... Cayman Islands          1,550               38,859
                                                                                                               ------------
  TOTAL PREFERRED STOCKS (COST $873,951) ..............................                                            891,046
                                                                                                               ------------
  TOTAL LONG TERM INVESTMENTS (COST $39,623,559) ......................                                         39,729,965
                                                                                                               ------------
  SHORT TERM INVESTMENTS 45.5%
  MONEY FUND 14.3%
b Franklin Institutional Fiduciary Trust Money Market Portfolio .......  United States      7,746,435            7,746,435
                                                                                                               ------------


                                                                                       -------------------
                                                                                        PRINCIPAL AMOUNT C
                                                                                       -------------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 31.2%
  FHLB, 8/27/04 .......................................................  United States   $  2,500,000            2,497,665
  U.S. Treasury Note, 7.875%, 11/15/04 ................................  United States      8,217,000            8,366,903
  U.S. Treasury Note, 1.75%, 12/31/04 .................................  United States      6,000,000            6,004,926
                                                                                                               ------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES .........................                                         16,869,494
                                                                                                               ------------
  TOTAL SHORT TERM INVESTMENTS (COST $24,613,687) .....................                                         24,615,929
                                                                                                               ------------
  TOTAL INVESTMENTS (COST $64,237,246) 118.9% .........................                                         64,345,894
  NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS ...................                                             32,158
  OTHER ASSETS, LESS LIABILITIES (18.9)% ..............................                                        (10,246,041)
                                                                                                               ------------
  NET ASSETS 100.0% ...................................................                                        $54,132,011
                                                                                                               ------------

PORTFOLIO ABBREVIATION | FRN - Floating Rate Note

CURRENCY ABBREVIATIONS | EUR - Euro | MXN - Mexican Peso




a See Note 1(c) regarding securities purchased on a when-issued, delayed delivery or to-be-announced basis.

b See Note 7 regarding investments in Franklin Institutional Fiduciary Trust
  Money Market Portfolio.

c The principal amount is stated in U.S. dollars unless otherwise indicated.





34 | See notes to financial statements. | Annual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS


FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

                                                                      --------------------
                                                                       YEAR ENDED JULY 31,
                                                                       2004        2003 C
                                                                      --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................    $12.06      $10.00
                                                                      --------------------

Income from investment operations:

 Net investment income a ..........................................       .02         .07

 Net realized and unrealized gains (losses) .......................      4.07        2.02
                                                                      --------------------
Total from investment operations ..................................      4.09        2.09
                                                                      --------------------
Less distributions from:

 Net investment income ............................................      (.08)       (.03)

 Net realized gains ...............................................      (.37)         --
                                                                      --------------------
Total distributions ...............................................      (.45)       (.03)
                                                                      --------------------
Net asset value, end of year ......................................    $15.70      $12.06
                                                                      --------------------

Total return b ....................................................    34.25%      20.92%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................................    $8,653      $2,411

Ratios to average net assets:

 Expenses .........................................................     1.53%       5.06%d

 Expenses net of waiver and payments by affiliate .................      .95%        .75%d

 Net investment income ............................................      .13%        .65%d

Portfolio turnover rate ...........................................   108.64%     126.43%




a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c For the period October 15, 2002 (effective date) to July 31, 2003. d Not annualized.




                         Annual Report | See notes to financial statements. | 35

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2004



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND                          COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 94.9%
  AUTO COMPONENTS 1.6%
  Nokian Renkaat OYJ .....................................................      Finland             1,490       $  141,358
                                                                                                                -----------

  BEVERAGES 1.6%
  McGuigan Simeon Wines Ltd. .............................................     Australia           38,800          134,500
                                                                                                                -----------

  BIOTECHNOLOGY 1.4%
a Actelion Ltd. ..........................................................    Switzerland           1,270          121,357
                                                                                                                -----------

  BUILDING PRODUCTS 1.6%
  Wienerberger AG ........................................................      Austria             3,900          139,923
                                                                                                                -----------

  CAPITAL MARKETS 3.2%
  Aktiv Kapital ASA ......................................................      Norway              9,600          128,886
  AWD Holdings AG ........................................................      Germany             4,160          146,747
                                                                                                                -----------
                                                                                                                   275,633
                                                                                                                -----------

  CHEMICALS 1.7%
  Whatman PLC ............................................................  United Kingdom         40,000          150,022
                                                                                                                -----------

  COMMERCIAL SERVICES & SUPPLIES 8.7%
  A.B.C. Learning Centres Ltd. ...........................................     Australia           46,800          120,281
  DIS Deutscher Industries ...............................................      Germany             4,570          132,104
  Fullcast Co. Ltd. ......................................................       Japan                 56          119,079
a lastminute.com PLC .....................................................  United Kingdom         35,000           83,376
  Park24 Co. Ltd. ........................................................       Japan              4,400          153,569
a Solvus SA ..............................................................      Belgium             2,074           29,340
  Watabe Wedding Corp. ...................................................       Japan              5,400          113,857
                                                                                                                -----------
                                                                                                                   751,606
                                                                                                                -----------

  COMMUNICATIONS EQUIPMENT 6.2%
a Spirent PLC ............................................................  United Kingdom         94,000           94,013
a Tamura Taiko Holdings Inc. .............................................       Japan             35,000          169,261
  Tandberg ASA ...........................................................      Norway             14,620          131,551
a Tandberg Television ASA ................................................      Norway             21,000          145,468
                                                                                                                -----------
                                                                                                                   540,293
                                                                                                                -----------

  COMPUTERS & PERIPHERALS 1.4%
a Gemplus International SA ...............................................      France             62,360          124,630
                                                                                                                -----------

  CONSTRUCTION & ENGINEERING 1.7%
  Commuture Corp. ........................................................       Japan             19,000          150,016
                                                                                                                -----------

  CONTAINERS & PACKAGING 1.4%
  Goodpack Ltd. ..........................................................     Singapore          218,000          121,621
                                                                                                                -----------

  DIVERSIFIED TELECOMMUNICATION SERVICES 2.6%
a eAccess Ltd. ...........................................................       Japan                140          141,187
  Index Corp. ............................................................       Japan                 19           85,918
                                                                                                                -----------
                                                                                                                   227,105
                                                                                                                -----------




36 | Annual Report

Franklin Global Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND                          COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  ELECTRICAL EQUIPMENT 3.1%
  Gamesa Corporacion Tecnologica SA ......................................       Spain              9,300       $  130,778
  Ushio Inc. .............................................................       Japan              8,000          133,435
                                                                                                                -----------
                                                                                                                   264,213
                                                                                                                -----------

  ELECTRONIC EQUIPMENT & INSTRUMENTS 6.2%
  IDT International Ltd. .................................................     Hong Kong          600,000          138,464
a Kiryung Electronic Co. Ltd. ............................................    South Korea          32,200          133,949
  Neomax Co. Ltd. ........................................................       Japan             10,000          161,231
  OPTEX Co. Ltd. .........................................................       Japan              4,500          104,167
                                                                                                                -----------
                                                                                                                   537,811
                                                                                                                -----------

  FOOD PRODUCTS 1.6%
  Vilmorin CL & CIE ......................................................      France                830          134,902
                                                                                                                -----------

  HEALTH CARE EQUIPMENT & SUPPLIES 6.3%
  Getinge AB, B ..........................................................      Sweden             12,880          148,540
  Nakanishi Inc. .........................................................       Japan              2,000          139,967
  Phonak Holding AG ......................................................    Switzerland           4,500          129,265
  Topcon Corp. ...........................................................       Japan             13,000          129,819
                                                                                                                -----------
                                                                                                                   547,591
                                                                                                                -----------

  HEALTH CARE PROVIDERS & SERVICES 4.6%
  Alfresa Holdings Corp. .................................................       Japan              2,400          130,277
  Audika .................................................................      France              1,930          130,355
  Primary Health Care Ltd. ...............................................     Australia           32,800          137,360
                                                                                                                -----------
                                                                                                                   397,992
                                                                                                                -----------

  HOTELS RESTAURANTS & LEISURE 1.5%
  Kuoni Reisen Holding AG, B .............................................    Switzerland             320          130,816
                                                                                                                -----------

  HOUSEHOLD DURABLES 4.8%
  Bang & Olufsen AS, B ...................................................      Denmark             2,650          147,184
  Merloni Elettrodomestici SpA ...........................................       Italy              7,800          136,636
a Pace Micro Technology PLC ..............................................  United Kingdom        120,000          129,837
                                                                                                                -----------
                                                                                                                   413,657
                                                                                                                -----------

  HOUSEHOLD PRODUCTS 1.6%
a Oriflame Cosmetics SA ..................................................      Sweden              4,200          139,564
                                                                                                                -----------

  INTERNET SOFTWARE & SERVICES 2.7%
a Access Co. Ltd. ........................................................       Japan                  5          101,835
  United Internet AG .....................................................      Germany             5,450          127,818
                                                                                                                -----------
                                                                                                                   229,653
                                                                                                                -----------

  IT SERVICES 1.5%
  TietoEnator OYJ ........................................................      Finland             4,680          130,156
                                                                                                                -----------

  LEISURE EQUIPMENT & PRODUCTS 1.7%
  Beneteau ...............................................................      France              2,300          143,992
                                                                                                                -----------

  MACHINERY 1.5%
  Arrk Corp. .............................................................       Japan              3,400          128,734
                                                                                                                -----------




                                                              Annual Report | 37

Franklin Global Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND                          COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  MEDIA 1.7%
  Taylor Nelson Sofres PLC ...............................................  United Kingdom         38,450       $  147,879
                                                                                                                -----------

  MULTILINE RETAIL 1.6%
  Mothercare PLC .........................................................  United Kingdom         23,500          136,961
                                                                                                                -----------

  OFFICE ELECTRONICS 1.5%
  Neopost SA .............................................................      France              2,260          131,149
                                                                                                                -----------

  PERSONAL PRODUCTS 1.4%
  OSIM International Ltd. ................................................     Singapore          208,000          123,295
                                                                                                                -----------

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.3%
a Micronas Semiconductor Holding AG ......................................    Switzerland           2,800          116,434
                                                                                                                -----------

  SOFTWARE 3.0%
a Telelogic AB ...........................................................      Sweden             75,000          130,963
a Temenos Group AG .......................................................    Switzerland          15,600          127,424
                                                                                                                -----------
                                                                                                                   258,387
                                                                                                                -----------

  SPECIALTY RETAIL 11.0%
a Aoki International Co. Ltd. ............................................       Japan             10,300          136,588
  Bookoff Corp. ..........................................................       Japan              8,600          130,402
  Germanos SA ............................................................      Greece              5,400          142,509
  Nitori Co. Ltd. ........................................................       Japan              2,100          129,442
  Point Inc. .............................................................       Japan              5,040          124,356
  Sa Sa International Holdings Ltd. ......................................     Hong Kong          360,000          145,387
  USS Co. Ltd. ...........................................................       Japan              1,750          141,313
                                                                                                                -----------
                                                                                                                   949,997
                                                                                                                -----------

  TEXTILES, APPAREL & LUXURY GOODS 1.7%
  Burberry Group PLC .....................................................  United Kingdom         21,000          143,203
                                                                                                                -----------

  WIRELESS TELECOMMUNICATION SERVICES 1.5%
a Mobistar SA ............................................................      Belgium             1,913          126,789
                                                                                                                -----------
  TOTAL COMMON STOCKS (COST $7,105,193) ..................................                                       8,211,239
                                                                                                                -----------
  PREFERRED STOCK (COST $141,477) 1.5%
  MACHINERY
  Jungheinrich AG, 3.00%, pfd. ...........................................      Germany             5,900          127,859
                                                                                                                -----------
  TOTAL LONG TERM INVESTMENTS (COST $7,246,670) ..........................                                       8,339,098
                                                                                                                -----------


                                                                                         -----------------
                                                                                          PRINCIPAL AMOUNT
                                                                                         -----------------
  SHORT TERM INVESTMENT (COST $240,000) 2.7%
  TIME DEPOSIT
  Den Danske Bank, 1.29%, 8/02/04 (Maturity Value $240,026) ..............   United States   $    240,000          240,000
                                                                                                                -----------
  TOTAL INVESTMENTS (COST $7,486,670) 99.1% ..............................                                       8,579,098
  OTHER ASSETS, LESS LIABILITIES .9% .....................................                                          74,324
                                                                                                                -----------
  NET ASSETS 100.0% ......................................................                                      $8,653,422
                                                                                                                -----------



a Non-income producing.





38 | See notes to financial statements. | Annual Report

Franklin Global Trust

FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2004



                                                                         -------------------------------------------------
                                                                                                             FRANKLIN
                                                                            FIDUCIARY      FIDUCIARY       INTERNATIONAL
                                                                           CORE FIXED   CORE PLUS FIXED  SMALLER COMPANIES
                                                                           INCOME FUND    INCOME FUND       GROWTH FUND
                                                                         -------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ........................................    $18,413,954     $56,490,811         $7,486,670
  Cost - Sweep Money Fund (Note 7) ...................................      3,604,829       7,746,435                 --
                                                                         ------------------------------------------------
  Value - Unaffiliated issuers .......................................     18,384,663      56,599,459          8,579,098
  Value - Sweep Money Fund (Note 7) ..................................      3,604,829       7,746,435                 --
 Cash ................................................................             --              --             74,372
 Foreign currency, at value (Cost $74,488 and $12,109, respectively) .             --          72,226             11,207
 Receivables:
  Investment securities sold .........................................             --       2,670,014            331,270
  Capital shares sold ................................................         54,233          25,049                 --
  Dividends and interest .............................................        149,179         604,591              5,734
  Affiliates .........................................................          7,035              --                 --
 Offering costs [Note 1(h)] ..........................................          1,672             159                 --
 Unrealized gain on forward exchange contracts (Note 8) ..............             --          32,158                 --
                                                                         ------------------------------------------------
      Total assets ...................................................     22,201,611      67,750,091          9,001,681
                                                                         ------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................      4,651,819      13,588,575            329,848
  Capital shares redeemed ............................................             --          18,572                 --
  Affiliates .........................................................             --           6,398             12,956
  Custodian fees (Note 4) ............................................             93             120              1,000
 Other liabilities ...................................................          6,767           4,415              4,455
                                                                         ------------------------------------------------
      Total liabilities ..............................................      4,658,679      13,618,080            348,259
                                                                         ------------------------------------------------
       Net assets, at value ..........................................    $17,542,932     $54,132,011         $8,653,422
                                                                         ------------------------------------------------
Net assets consist of:
 Undistributed net investment income .................................    $    25,293     $     7,390         $   11,519
 Net unrealized appreciation (depreciation) ..........................        (29,291)        137,543          1,089,340
 Accumulated net realized gain (loss) ................................        (37,074)       (155,198)           725,817
 Capital shares ......................................................     17,584,004      54,142,276          6,826,746
                                                                         ------------------------------------------------
       Net assets, at value ..........................................    $17,542,932     $54,132,011         $8,653,422
                                                                         ------------------------------------------------
 Shares outstanding ..................................................      1,760,043       5,246,078            551,057
                                                                         ------------------------------------------------
 Net asset value and maximum offering price per share a ..............          $9.97          $10.32             $15.70
                                                                         ------------------------------------------------



a Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.




                         Annual Report | See notes to financial statements. | 39

Franklin Global Trust

STATEMENTS OF OPERATIONS
for the year ended July 31, 2004



                                                                          --------------------------------------------------
                                                                                                             FRANKLIN
                                                                          FIDUCIARY CORE FIDUCIARY CORE    INTERNATIONAL
                                                                           FIXED INCOME     PLUS FIXED   SMALLER COMPANIES
                                                                               FUND B     INCOME FUND C     GROWTH FUND
                                                                          --------------------------------------------------
Investment income: a
 Dividends:
  Unaffiliated issuers .................................................      $  7,457       $  4,555         $   76,177
  Sweep Money Fund (Note 7) ............................................        15,313         21,617                 --
 Interest ..............................................................       361,937        493,759              2,605
                                                                          ------------------------------------------------
      Total investment income ..........................................       384,707        519,931             78,782
                                                                          ------------------------------------------------
Expenses:
 Management fees (Note 3) ..............................................        35,724         46,296             54,277
 Administrative fees (Note 3) ..........................................        23,847         32,417             14,474
 Transfer agent fees (Note 3) ..........................................           180            222                231
 Custodian fees (Note 4) ...............................................           272            624              3,934
 Reports to shareholders ...............................................         4,316          1,989              2,879
 Registration and filing fees ..........................................         9,928         10,530              9,120
 Amortization of offering costs [Note 1(h)] ............................        18,395         18,903              8,522
 Professional fees .....................................................        20,128         18,793             16,657
 Other .................................................................         5,562          6,785                908
                                                                          ------------------------------------------------
      Total expenses ...................................................       118,352        136,559            111,002
      Expense reductions (Note 4) ......................................           (38)            (3)              (214)
      Expenses waived/paid by affiliate (Note 3) .......................       (64,414)       (66,444)           (41,692)
                                                                          ------------------------------------------------
       Net expenses ....................................................        53,900         70,112             69,096
                                                                          ------------------------------------------------
        Net investment income ..........................................       330,807        449,819              9,686
                                                                          ------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..........................................................       181,439        (73,989)           869,518
  Foreign currency transactions ........................................            --         61,151              3,731
                                                                          ------------------------------------------------
       Net realized gain (loss) ........................................       181,439        (12,838)           873,249
 Net unrealized appreciation (depreciation) on:
  Investments ..........................................................       (29,291)       140,806            717,509
  Translation of assets and liabilities denominated in
   foreign currencies ..................................................            --         (3,263)            (4,179)
                                                                          ------------------------------------------------
       Net unrealized appreciation (depreciation) ......................       (29,291)       137,543            713,330
                                                                          ------------------------------------------------
Net realized and unrealized gain (loss) ................................       152,148        124,705          1,586,579
                                                                          ------------------------------------------------
Net increase (decrease) in net assets resulting from operations ........      $482,955       $574,524         $1,596,265
                                                                          ------------------------------------------------



a Net of foreign taxes of $49 and $10,296 for Fiduciary Core Plus Fixed Income
  Fund and Franklin International Smaller Companies Growth Fund, respectively. b For the period August 29, 2003 (commencement date) to July 31, 2004.
c For the period August 4, 2003 (commencement date) to July 31, 2004.




40 | See notes to financial statements. | Annual Report

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended July 31, 2004 and 2003


                                                          ------------------------------------------------------------
                                                          FIDUCIARY CORE    FIDUCIARY CORE     FRANKLIN INTERNATIONAL
                                                               FIXED          PLUS FIXED          SMALLER COMPANIES
                                                            INCOME FUND       INCOME FUND            GROWTH FUND
                                                               2004 A           2004 B           2004         2003 C
                                                          ------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................  $   330,807       $   449,819       $    9,686   $   13,534
  Net realized gain (loss) from investments and foreign
   currency transactions ...............................      181,439           (12,838)         873,249       28,928
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and liabilities
   denominated in foreign currencies ...................      (29,291)          137,543          713,330      376,010
                                                          ------------------------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations .................................      482,955           574,524        1,596,265      418,472
 Distributions to shareholders from:
  Net investment income ................................     (482,411)         (561,516)         (34,278)      (6,980)
  Net realized gains ...................................      (58,547)          (42,176)        (162,930)          --
                                                          ------------------------------------------------------------
 Total distributions to shareholders ...................     (540,958)         (603,692)        (197,208)      (6,980)
 Capital share transactions (Note 2) ...................   17,600,935        54,161,179        4,842,873    2,000,000
                                                          ------------------------------------------------------------
      Net increase (decrease) in net assets ............   17,542,932        54,132,011        6,241,930    2,411,492
Net assets:
 Beginning of year .....................................           --                --        2,411,492           --
                                                          ------------------------------------------------------------
 End of year ...........................................  $17,542,932       $54,132,011       $8,653,422   $2,411,492
                                                          ------------------------------------------------------------
Undistributed net investment income:
 End of year ...........................................  $    25,293       $     7,390       $   11,519   $   17,962
                                                          ------------------------------------------------------------


a For the period August 29, 2003 (commencement date) to July 31, 2004. b For the period August 4, 2003 (commencement date) to July 31, 2004. c For the period October 15, 2002 (effective date) to July 31, 2003.




                         Annual Report | See notes to financial statements. | 41

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS





1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of seven separate series. All funds included in this report (the Funds) are diversified except the Fiduciary Core Plus Fixed Income Fund. The financial statements of the remaining funds in the series are presented separately. The investment objectives of the Funds included in this report are:

--------------------------------------------------------------------------------------------------------
  TOTAL RETURN                                      LONG TERM CAPITAL APPRECIATION
--------------------------------------------------------------------------------------------------------
  Fiduciary Core Fixed Income Fund                  Franklin International Smaller Companies Growth Fund
  Fiduciary Core Plus Fixed Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. All security valuation procedures are approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.







42 | Annual Report

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Fiduciary Core Fixed Income Fund and the Fiduciary Core Plus Fixed Income Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Funds' equity therein is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. MORTGAGE DOLLAR ROLLS

The Fiduciary Core Fixed Income Fund and the Fiduciary Core Plus Fixed Income Fund enter into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

F. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.







                                                              Annual Report | 43

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

H. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital. There were no redemption fees for the year.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.








44 | Annual Report

Franklin Global Trust

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                            ------------------------------------------------------
                                                 FIDUCIARY CORE                FIDUCIARY CORE
                                               FIXED INCOME FUND A        PLUS FIXED INCOME FUND B
                                            ------------------------------------------------------
                                             SHARES        AMOUNT            SHARES      AMOUNT
                                            ------------------------------------------------------
Period ended July 31, 2004
 Shares sold .............................  2,647,196   $26,722,232       5,285,629   $54,569,730
 Shares issued in reinvestment
 of distributions ........................     10,151       103,332          28,256       289,874
 Shares redeemed .........................   (897,304)   (9,224,629)        (67,807)     (698,425)
                                            ------------------------------------------------------
 Net increase (decrease) .................  1,760,043   $17,600,935       5,246,078   $54,161,179
                                            ------------------------------------------------------

                                            ------------------------
                                                    FRANKLIN
                                              INTERNATIONAL SMALLER
                                              COMPANIES GROWTH FUND
                                            ------------------------
                                              SHARES      AMOUNT
                                            ------------------------
Year ended July 31, 2004
 Shares sold .............................    349,891   $4,834,480
 Shares issued in reinvestment
 of distributions ........................      6,040       88,970
 Shares redeemed .........................     (4,874)     (80,577)
                                            ------------------------
 Net increase (decrease) .................    351,057   $4,842,873
                                            ------------------------
Period ended July 31, 2003 c
 Shares sold .............................    200,000   $2,000,000
                                            ------------------------
 Net increase (decrease) .................    200,000   $2,000,000
                                            ------------------------

a For the period August 29, 2003 (commencement date) to July 31, 2004. b For the period August 4, 2003 (commencement date) to July 31, 2004. c For the period October 15, 2002 (effective date) to July 31, 2003.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

-------------------------------------------------------------------------------------
  ENTITY                                                       AFFILIATION
-------------------------------------------------------------------------------------
  Fiduciary International Inc. (Fiduciary)                     Investment manager
  Franklin Advisers Inc. (Advisers)                            Investment manager
  Franklin Templeton Services LLC (FT Services)                Administrative manager
  Franklin/Templeton Distributors Inc. (Distributors)          Principal underwriter
  Franklin/Templeton Investor Services LLC (Investor Services) Transfer agent


The Fiduciary Core Fixed Income Fund and the Fiduciary Core Plus Fixed Income Fund pay an investment management fee to Fiduciary of .30% per year of the average daily net assets of each fund.




                                                              Annual Report | 45

Franklin Global Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Franklin International Smaller Companies Growth Fund pays an investment management fee to Advisers of .75% per year of the average daily net assets of the fund.

Under a subadvisory agreement, Fiduciary, an affiliate of Advisers, provides subadvisory services to the Franklin International Smaller Companies Growth Fund and receives from Advisers fees based on the average daily net assets of the fund.

The Funds pay an administrative fee to FT Services of .20% per year of the Funds' average daily net assets.

Fiduciary, Advisers and FT Services agreed in advance to voluntarily waive administrative and management fees and assume payment of other expenses through July 31, 2004, as noted in the Statements of Operations. Total expenses waived/paid by Fiduciary, Advisers and FT Services are not subject to reimbursement by the Funds subsequent to the Funds' fiscal year end.

The Funds paid transfer agent fees as noted in the Statements of Operations, of which the following amounts were paid to Investor Services:

------------------------------------------------------------------------------
                                 FIDUCIARY      FIDUCIARY        FRANKLIN
                                   CORE         CORE PLUS      INTERNATIONAL
                               FIXED INCOME   FIXED INCOME   SMALLER COMPANIES
                                   FUND           FUND          GROWTH FUND
------------------------------------------------------------------------------
Transfer agent fees .........          $23           $55               $36

At July 31, 2004, Franklin Resources, Inc. owned 36.29% of the Franklin International Smaller Companies Growth Fund.


4. EXPENSE OFFSET ARRANGEMENTS

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended July 31, 2004, the custodian fees were reduced as noted in the Statements of Operations.


5. INCOME TAXES

At July 31, 2004, the Fiduciary Core Fixed Income Fund and the Fiduciary Core Plus Fixed Income Fund had deferred capital losses occurring subsequent to October 31, 2003 of $17,636 and $41,312, respectively. For tax purposes, such losses will be reflected in the year ending July 31, 2005.








46 | Annual Report

Franklin Global Trust

5. INCOME TAXES (CONTINUED)

At July 31, 2004, the Fiduciary Core Plus Fixed Income Fund and the Franklin International Smaller Companies Growth Fund had deferred currency losses occurring subsequent to October 31, 2003 of $12,655 and $6,175, respectively. For tax purposes, such losses will be reflected in the year ending July 31, 2005.

The tax character of distributions paid during the years ended July 31, 2004 and 2003, was as follows:

                                           ------------------------------------------------------------
                                            FIDUCIARY           FIDUCIARY       FRANKLIN INTERNATIONAL
                                           CORE FIXED        CORE PLUS FIXED       SMALLER COMPANIES
                                           INCOME FUND         INCOME FUND            GROWTH FUND
                                           ------------------------------------------------------------
                                              2004                2004              2004       2003
                                           ------------------------------------------------------------
Distributions paid from-
 ordinary income .......................     $540,958              $603,692        $197,208    $6,980
                                           ------------------------------------------------------------

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, paydown losses, offering costs, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

At July 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                      ----------------------------------------------
                                                        FIDUCIARY     FIDUCIARY        FRANKLIN
                                                          CORE        CORE PLUS      INTERNATIONAL
                                                      FIXED INCOME  FIXED INCOME   SMALLER COMPANIES
                                                          FUND          FUND          GROWTH FUND
                                                      ----------------------------------------------
Cost of investments ................................  $22,064,590   $64,492,548         $7,486,670
                                                      ----------------------------------------------
Unrealized appreciation ............................  $    44,356   $   189,846         $1,338,155
Unrealized depreciation ............................     (119,454)     (336,500)          (245,727)
                                                      ----------------------------------------------
Net unrealized appreciation (depreciation) .........  $   (75,098)  $  (146,654)        $1,092,428
                                                      ----------------------------------------------

Undistributed ordinary income ......................  $    51,663   $   205,405         $  544,171
Undistributed long term capital gains ..............           --            --            199,340
                                                      ----------------------------------------------
Distributable earnings .............................  $    51,663   $   205,405         $  743,511
                                                      ----------------------------------------------







                                                              Annual Report | 47

Franklin Global Trust

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended July 31, 2004, were as follows:

                              --------------------------------------------------
                                 FIDUCIARY      FIDUCIARY         FRANKLIN
                                   CORE         CORE PLUS       INTERNATIONAL
                               FIXED INCOME   FIXED INCOME    SMALLER COMPANIES
                                   FUND           FUND           GROWTH FUND
                              --------------------------------------------------
Purchases ..................   $80,452,977    $118,696,635        $11,916,866
Sales ......................   $62,112,913    $ 63,958,640        $ 7,506,212


7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


8. FORWARD CURRENCY CONTRACTS

At July 31, 2004, the Fiduciary Core Plus Fixed Income Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

-----------------------------------------------------------------------------------------------------
                                                                     IN      SETTLEMENT   UNREALIZED
  CONTRACTS TO SELL                                             EXCHANGE FOR    DATE      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
  905,617         Euros ...............................    U.S.  $1,107,569    8/27/04      $17,767
  141,978         Euros ...............................             174,065    8/27/04        3,212
  271,840         Euros ...............................             328,926    8/27/04        1,799
                                                                 ----------                 ---------
                                                           U.S.  $1,610,560                 $22,778
                                                                 ----------                 ---------
 Net unrealized gain (loss) on offsetting forward currency contracts ......................   9,380
                                                                                            ---------
  Net unrealized gain (loss) on forward currency contracts ................................ $32,158
                                                                                            ---------

9. SHAREHOLDER CONCENTRATIONS

The Fiduciary Core Fixed Income Fund and the Franklin International Smaller Companies Growth Fund have a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the funds. At July 31, 2004, Fiduciary Core Fixed Income Fund had one unaffiliated shareholder holding 78.51% of the fund's outstanding shares. Franklin International Smaller Companies Growth Fund had one affiliated shareholder holding 36.29% of the fund's outstanding shares (as disclosed in the Transactions with Affiliates footnote).







48 | Annual Report

Franklin Global Trust

10. CREDIT RISK

The Fiduciary Core Plus Fixed Income Fund has 4.6% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


11. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement had been reached by Franklin Advisers, Inc. with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity. The SEC issued an "order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admits nor denies any wrongdoing, Franklin Advisers, Inc. has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former






                                                              Annual Report | 49

Franklin Global Trust

11. REGULATORY MATTERS (CONTINUED)

OTHER GOVERNMENTAL INVESTIGATIONS (CONTINUED) executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers, Inc. and the Funds' principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Funds' principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

OTHER LEGAL PROCEEDINGS
The Trust, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and certain of its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.








50 | Annual Report

Franklin Global Trust

11. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Trust is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.





                                                              Annual Report | 51

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fiduciary Core Fixed Income Fund, Fiduciary Core Plus Fixed Income Fund and Franklin International Smaller Companies Growth Fund, separate portfolios of the Franklin Global Trust (hereafter referred to as the "Funds") at July 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 9, 2004



52 | Annual Report

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)


Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Franklin International Smaller Companies Growth Fund hereby designates $199,340 as a capital gain dividend for the fiscal year ended July 31, 2004.

Under Section 854(b)(2) of the Code, the Franklin International Smaller Companies Growth Fund hereby designates up to a maximum of $69,737 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2004, more than 50% of the Franklin International Smaller Companies Growth Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The fund elects to treat foreign taxes paid under Section 853 of the Code. This election will allow shareholders of record in December 2004, to treat their proportionate share of foreign taxes paid by the fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the fund distribution.

The foreign tax information will be disclosed in the January 31, 2005, semi-annual report of the fund.





                                                              Annual Report | 53

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (83)     Trustee        Since 2000       111                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (72)         Trustee        Since 2000       140                        Director, Bar-S Foods (meat packing
 One Franklin Parkway                                                                     company).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 ROBERT F. CARLSON (76)        Trustee        Since 2000       49                         None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and
 FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
 Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (72)      Trustee        Since 2000       141                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)         Trustee        Since 2000       96                         Director, Amerada Hess Corporation
 One Franklin Parkway                                                                     (exploration and refining of oil
 San Mateo, CA 94403-1906                                                                 and gas); H.J. Heinz Company
                                                                                          (processed foods and allied
                                                                                          products); RTI International
                                                                                          Metals, Inc. (manufacture and
                                                                                          distribution of titanium); and
                                                                                          Canadian National Railway
                                                                                          (railroad).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
 and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------



54 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (75)        Trustee        Since 2000       113                        Director, The California Center for
 One Franklin Parkway                                                                     Land Recycling (redevelopment).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)        Trustee        Since 2000       140                        Director, White Mountains Insurance
 One Franklin Parkway                                                                     Group, Ltd. (holding company);
 San Mateo, CA 94403-1906                                                                 Martek Biosciences Corporation;
                                                                                          MedImmune, Inc. (biotechnology);
                                                                                          and Overstock.com (Internet
                                                                                          services); and FORMERLY, Director,
                                                                                          MCI Communication Corporation
                                                                                          (subsequently known as MCI
                                                                                          WorldCom, Inc. and WorldCom, Inc.)
                                                                                          (communications services)
                                                                                          (1988-2002) and Spacehab, Inc.
                                                                                          (aerospace services) (1994-2003).


 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National
 Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **HARMON E. BURNS (59)        Trustee and    Since 2000       36                         None
 One Franklin Parkway          Vice President
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
 and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)     Trustee and    Since 2000       140                        None
 One Franklin Parkway          Chairman of
 San Mateo, CA 94403-1906      the Board

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------



                                                              Annual Report | 55

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                               LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (63)  Trustee,       Trustee and      123                        None
 One Franklin Parkway           President and  President since
 San Mateo, CA 94403-1906       Chief          2000 and Chief
                                Executive      Executive Officer
                                Officer -      - Investment
                                Investment     Management
                                Management     since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (52)            Chief          Since July 2004  Not Applicable             None
 One Franklin Parkway           Compliance
 San Mateo, CA 94403-1906       Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources,
 Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
 LAURA FERGERSON (42)           Treasurer      Since July 2004  Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
 Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
 Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (44)        Vice President Since 2000       5                          None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
 Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)          Senior Vice    Since 2002       Not Applicable             None
 500 East Broward Blvd.         President and
 Suite 2100                     Chief
 Fort Lauderdale, FL 33394-3091 Executive
                                Officer -
                                Finance and
                                Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

56 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (57)            Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)         Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
 Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
 Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
 Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management,
 Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
 Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
 (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 EDWARD B. JAMIESON (56)       Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources,
 Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (67)        Vice President Since 2002       Not Applicable             Director, FTI Banque, Arch
 600 Fifth Avenue              - AML                                                      Chemicals, Inc. and Lingnan
 Rockefeller Center            Compliance                                                 Foundation.
 New York, NY 10020-2302

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 CHRISTOPHER J. MOLUMPHY (42)  Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------



                                                              Annual Report | 57

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION        TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (67)         Vice President  Since 2000       Not Applicable             None
 One Franklin Parkway           and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
 Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (52)           Chief Financial Since May 2004   Not Applicable             None
 500 East Broward Blvd.         Officer
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
 LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources. Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE TRUST TO DISCLOSE WHETHER THE TRUST'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE TRUST'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE TRUST'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPALS AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE TRUST'S, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES. THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/321-8563.



58 | Annual Report

Franklin Global Trust



PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003 and ending June 30, 2004.


QUARTERLY STATEMENT OF INVESTMENTS

The Funds file a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.



                                                              Annual Report | 59

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
     [LOGO OMITTED]        FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN[R] TEMPLETON[R]   600 Fifth Avenue
      INSTITUTIONAL        New York, NY 10020
                           FRANKLINTEMPLETONINSTITUTIONAL.COM






ANNUAL REPORT
FIDUCIARY CORE FIXED INCOME FUND
FIDUCIARY CORE PLUS FIXED INCOME FUND

INVESTMENT MANAGER
Fiduciary International, Inc.

ANNUAL REPORT
FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
1-800/321-8563
franklintempletoninstitutional.com

This report must be preceded or accompanied by the current Fiduciary Core Fixed Income Fund, Fiduciary Core Plus Fixed Income Fund, and Franklin International Smaller Companies Growth Fund prospectus, which contains more complete information including charges, expenses, and risk factors. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.



FGT2A2004 09/04



                                                     ANNUAL REPORT   07 31  2004
--------------------------------------------------------------------------------




THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

                                             FRANKLIN GLOBAL TRUST

--------------------------------------------------------------------------------


                                             Fiduciary High Income Fund




                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents


ANNUAL REPORT
--------------------------------------------------------------------------------

 Fiduciary High Income Fund ......................................  2

 Performance Summary .............................................  6

 Your Fund's Expenses ............................................  8

 Financial Highlights and Statement of Investments ............... 10

 Financial Statements ............................................ 15

 Notes to Financial Statements ................................... 18

 Report of Independent Registered Public Accounting Firm ......... 25

 Board Members and Officers ...................................... 26

 Proxy Voting Policies and Procedures ............................ 31



--------------------------------------------------------------------------------
  STATEMENT ON CURRENT
  INDUSTRY ISSUES
--------------------------------------------------------------------------------
  In our effort to fulfill our ongoing commitment to provide you with timely and accurate information, we have prepared a statement on current industry issues as they pertain to Franklin Resources, Inc. and our subsidiary companies (Franklin Templeton Investments). You can find the most updated "Statement on Current Industry Issues" and a detailed Q&A at franklintempletoninstitutional.com, or call us at 1-800/321-8563.


              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------

                                                               Annual Report | 1

Annual Report

Fiduciary High Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: The Fund seeks total return by investing mainly in debt securities offering high yield and expected total return.


--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------



We are pleased to bring you the Fiduciary High Income Fund (the "Fund") annual report covering the period from August 25, 2003 (the Fund's start of performance) to July 31, 2004.


PERFORMANCE OVERVIEW

The Fund posted a 13.53% cumulative total return for the period ended July 31, 2004. The Fund performed comparably to its benchmark, the CSFB High Yield Index
- Developed Countries Only 1, which returned 13.62% during the same period.


ECONOMIC AND MARKET OVERVIEW

During the second half of the calendar year, many economic indicators were positive. In the United States, third quarter 2003 gross domestic product grew at an annualized rate of 7.4%, its strongest pace in nearly 20 years. In the fourth quarter of 2003, it slowed to a more sustainable but still robust 4.2%. The U.S. trade deficit increased significantly, contributing to the U.S. dollar's fall to multi-year lows against the euro and other major currencies. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper to foreign buyers. Robust consumer spending, particularly for equipment and software, contributed to accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation was benign.

By the spring of 2004, employment growth finally materialized as evidenced by strong non-farm payroll reports and significant revisions to previous months, prompting the Fed to prepare the markets for a more imminent rise in short-term interest rates. Some initial signs of rising inflation also fueled anxiety that central banks would need to move aggressively to combat it. Inflation concerns were driven by higher oil prices as well as some slowdown in the rate of productivity growth.



1. Source: Standard & Poor's Micropal. CSFB High Yield Index-Developed Countries Only is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL VALUE, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.


2 | Annual Report

--------------------------------------------------------------------------------
SECTOR ALLOCATION
As a percentage of Total Net Assets on 7/31/04


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Corporate Bonds .......................... 96.2%
Preferred Stocks .........................  1.4%
Cash Equivalents and Other Assets ........  2.4%
--------------------------------------------------------------------------------

As expected, the Federal Open Market Committee raised its target interest rate by 25 basis points at its meeting in June. However, signs of the economy cooling appeared as June data showed that employment, retail sales, industrial production, and housing construction all softened from earlier robust levels. Initial estimates by the Commerce Department showed that U.S. gross domestic product grew 2.8% for the second quarter, a sharp slowdown from the 4.5% rate of growth for the first quarter. However, Federal Reserve Chairman Alan Greenspan said that he believed the June slowdown was merely a temporary soft patch for the economy that will prove to be short-lived. Consequently, at period end market expectations remained for the Fed to continue its plans for measured increases in its short-term target interest rate for the balance of 2004. Although experiencing a fair degree of volatility during the period, for the twelve-month period ending July 31, 2004, the yield on the benchmark 10-year Treasury closed at 4.5%, up only 1 basis point from where it was one year prior, as intermediate-term interest rates had already experienced a meaningful upward adjustment during early summer of 2003. However, the yield curve did flatten dramatically, as rates increased by 94 basis points at the two-year maturity.

Overall, the environment of positive economic growth and relatively low interest rates over the past year benefited corporate issuers, resulting in positive revenue growth and a significant expansion in operating earnings for many corporations.


INVESTMENT STRATEGY

Yield and expected return are the primary criteria used by the manager in selecting securities. It performs independent analysis of the corporate debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by ratings agencies. In its analysis, the manager considers a variety of



                                                               Annual Report | 3
factors, including: a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of the company's management; the company's sensitivity to changes in interest rates and business conditions; the company's debt maturity schedules and borrowing requirements; and the company's changing financial condition and market recognition of the change. The manager focuses primarily on individual securities but also considers sectors.


MANAGER'S DISCUSSION

During the reporting period, high yield bonds posted positive total return performance, outperforming most other fixed income sectors. In terms of fundamental drivers for this performance, the continuation of the positive corporate earnings trend and declining default rates led to strengthening credit profiles for many high yield issuers. As a result, yield spread levels over Treasuries in the high yield market, as measured by the CSFB High Yield Index-Developed Countries Only, declined from 5.9% at the end of August 2003 to 4.5% at period end. In terms of relative performance versus its benchmark, the Fund's performance was positively impacted by individual security selection. Performance was negatively impacted by the Fund's initial investment ramp-up phase during a period of positive market returns, as well as the Fund's exposure in certain industries relative to the benchmark.

Of note, excluding a few outliers, the range of return performance among industry sectors over the past year was relatively narrow when compared to divergences experienced over the past several years, reducing the impact from industry positioning. That being said, the Fund benefited from its overweighted positioning in the chemicals sector, which was buoyed by a more optimistic outlook for improving demand dynamics. In particular, the Fund's positions in Huntsman International, a global manufacturer and marketer of specialty and commodity chemicals, and IMC Global, a producer and marketer of concentrated phosphates and potash crop nutrients, were solid performers during the period. The IMC Global bonds were sold during the period following a merger announcement with a subsidiary of Cargill. On the back of the strength in economy, the Fund's exposure to the industrial sector2 was a positive influence on relative return performance. For example, the Fund's holding in CNH Global, which manufactures and distributes agricultural and construction equipment, benefited from the increasing demand for its end products. In other sectors, our holding in the bonds of Ispat Inland, a steel manufacturer, provided positive performance since their purchase as supply/demand dynamics and pricing levels in the steel market have been driving strong operating results for participants in this industry.



INDUSTRY BREAKDOWN
Based on Total Net Assets
as of 7/31/04

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Media                                                        14.1%
Hotels, Restaurants & Leisure                                 8.4%
Multi-Utilities & Unregulated Power                           7.3%
Wireless Telecommunication Services                           6.4%
Diversified Telecommunication Services                        6.4%
Chemicals                                                     5.6%
Metals & Mining                                               4.4%
Machinery                                                     4.3%
Health Care Providers & Services                              4.0%
Oil & Gas                                                     3.7%
Electronic Equipment & Instruments                            3.1%
Energy Equipment & Services                                   3.0%
Paper & Forest Products                                       3.0%
Household Durables                                            2.9%
Commercial Services & Supplies                                2.9%
Food & Staples Retailing                                      2.8%
Other                                                        15.3%
Short Term Investments & Other Net Assets                     2.4%




2. The industrial sector comprises commercial services and supplies, machinery, and electronic equipment and instruments in the SOI.


4 | Annual Report

The Fund's lack of exposure to the restaurant and finance sectors, albeit relatively small components of the overall high yield market, dampened the Fund's relative returns given the strong performance from those two industries during the period. Finally, two of our wireless communications holdings, Dobson Communications and Triton PCS, were negatively impacted by weaker-than-expected operating results as competition continues to increase at the same time that new subscriber penetration gains have slowed due to the maturation of that market.


CONCLUSION

We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,


[PHOTO OMITTED]
/S/Michael Materasso
Michael Materasso
Executive Vice President
Portfolio Manager
Fiduciary Trust Company International


[PHOTO OMITTED]
/S/Michael Rohwetter
Michael Rohwetter
Senior Vice President
Portfolio Manager
Fiduciary Trust Company International


[PHOTO OMITTED]
/S/Warren Keyser
Warren Keyser
Senior Vice President
Fiduciary Trust Company International


TOP 10 HOLDINGS ON 7/31/04
--------------------------------------
                           % OF TOTAL
                           NET ASSETS
--------------------------------------
  Williams Cos. Inc.            2.30%
   OIL & GAS
--------------------------------------
  Calpine Corp.                 1.60%
   MULTI-UTILITIES & UNREGULATED POWER
--------------------------------------
  Georgia Pacific Corp.         1.60%
   PAPER & FOREST PRODUCTS
--------------------------------------
  Fimep SA                      1.60%
   ELECTRONIC EQUIPMENT & INSTRUMENTS
--------------------------------------
  TRW Automotive Inc.           1.60%
   AUTO COMPONENTS
--------------------------------------
  Dex Media West LLC            1.50%
   MEDIA
--------------------------------------
  Century Aluminum Co.          1.50%
   METALS & MINING
--------------------------------------
  DIRECTV Holdings/Finance      1.50%
   MEDIA
--------------------------------------
  D.R. Horton Inc.              1.50%
   HOUSEHOLD DURABLES
--------------------------------------
  Laidlaw International Inc.    1.50%
   ROAD & RAIL
--------------------------------------





THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 5

Performance Summary as of 7/31/04

Your dividend income will vary depending on the dividends or interest paid by the securities in the Fund's portfolio. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gains distributions, if any, and any unrealized gains or losses on the sale of Fund shares. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.



PERFORMANCE
Period ended 7/31/04

--------------------------------------------------------------------------------------------
                                                                            CUMULATIVE TOTAL
                                                              SIX-MONTH       RETURN SINCE
                                                          CUMULATIVE TOTAL   INCEPTION 1,2
                                                             RETURN 1,2        (8/25/03)
--------------------------------------------------------------------------------------------
  FIDUCIARY HIGH INCOME FUND                                    1.21%            13.53%
--------------------------------------------------------------------------------------------
  CSFB HIGH YIELD INDEX - DEVELOPED COUNTRIES ONLY 3            1.69%            13.61%
--------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.






Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks than higher rated bonds. Special risks are associated with foreign investing, including currency fluctuations, economic instability, regulatory and political developments. Derivatives involved costs, may be volatile, and may involve a small investment relative to the risk assumed. Please see the Fund's prospectus for more information.


6 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT2

The graph below illustrates the hypothetical investment of $10,000 in Fiduciary High Income Fund from August 25, 2003 (start of performance) to July 31, 2004, compared with the CSFB High Yield Index - Developed Countries Only. 3

(8/25/03-7/31/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              Fiduciary High                       CSFB HY - Developed
              Income Fund                          Countries Only Index
8/25/03       $10,000                              $10,000
8/31/03       $10,080                              $10,022
9/30/03       $10,344                              $10,299
10/31/03      $10,559                              $10,512
11/30/03      $10,732                              $10,653
12/31/03      $10,986                              $10,902
1/31/04       $11,216                              $11,114
2/29/04       $11,197                              $11,112
3/31/04       $11,261                              $11,178
4/30/04       $11,199                              $11,167
5/31/04       $10,998                              $10,996
6/30/04       $11,160                              $11,163
7/31/04       $11,353                              $11,302



ENDNOTES


1. Cumulative total return represents the change in value of an investment over the periods indicated. Since the Fund has existed for less than one year, average annual returns are not provided.
2. For the fiscal period ended July 31, 2004, the manager and administrator had agreed in advance to waive or reduce their respective fees and to assume as their own expenses certain expenses otherwise payable by the Fund. With this reduction the Fund paid no management or administration fees and net annual Fund operating expenses were 0.50%. Without this waiver or reduction, total return would have been lower. After July 31, 2004, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.
3. Source: Standard & Poor's Micropal. CSFB High Yield Index - Developed Countries Only is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market.


                                                               Annual Report | 7

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000. IF AN ACCOUNT HAD A TOTAL ASSET VALUE OF $8,600, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the expenses paid for this period were $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.





8 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.


------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT ENDING ACCOUNT  EXPENSES PAID DURING
                                                     VALUE            VALUE             PERIOD*
                                                    1/31/04          7/31/04        1/31/04-7/31/04
------------------------------------------------------------------------------------------------------
  Actual                                         $1,000.00             $1,012.10            $2.50
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000.00             $1,022.38            $2.51
------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.50% multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                                                               Annual Report | 9

Franklin Global Trust

FINANCIAL HIGHLIGHTS


FIDUCIARY HIGH INCOME FUND

                                                                    ------------
                                                                    PERIOD ENDED
                                                                      JULY 31,
                                                                       2004 C
                                                                    ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............................     $10.00
                                                                    ------------
Income from investment operations:

 Net investment income a ........................................        .72

 Net realized and unrealized gains (losses) .....................        .61
                                                                    ------------
Total from investment operations ................................       1.33
                                                                    ------------
Less distributions from:

 Net investment income ..........................................       (.77)

 Net realized gains .............................................       (.05)
                                                                    ------------
Total distributions .............................................       (.82)
                                                                    ------------
Net asset value, end of period ..................................     $10.51
                                                                    ------------

Total return b ..................................................     13.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............................     $7,337

Ratios to average net assets:

 Expenses .......................................................      1.36%d

 Expenses net of waiver and payments by affiliate ...............       .50%d

 Net investment income (loss) ...................................      7.33%d

Portfolio turnover rate .........................................     82.00%





a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c For the period August 25, 2003 (commencement date) to July 31, 2004. d Annualized.


10 | See notes to financial statements. | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2004



---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY HIGH INCOME FUND                                                  COUNTRY        PRINCIPAL AMOUNT C   VALUE
---------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS 96.2%
  AEROSPACE & DEFENSE 1.4%
  Argo-Tech Corp., senior note, 144A, 9.25%, 6/01/11 ...................   United States       $  100,000       $  105,500
                                                                                                                -----------

  AUTO COMPONENTS 1.6%
  TRW Automotive Inc., senior note, 9.375%, 2/15/13 ....................   United States          100,000          114,500
                                                                                                                -----------

  CHEMICALS 5.6%
  BCP Caylux Holding Lux SCA, senior sub. note, 144A, 9.625%, 6/15/14 ..   United States          100,000          104,750
  Huntsman ICI Holdings LLC, senior disc. note, zero cpn., 12/31/09 ....   United States          200,000          101,000
  Nalco Co., senior sub. note, 144A, 8.875%, 11/15/13 ..................   United States          100,000          105,500
  Rhodia SA, senior note, 144A, 10.25%, 6/01/10 ........................      France              100,000          102,500
                                                                                                                -----------
                                                                                                                   413,750
                                                                                                                -----------

  COMMERCIAL SERVICES & SUPPLIES 2.9%
  Allied Waste North America Inc., senior secured note, 6.50%, 11/15/10    United States          100,000           99,500
  JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ...........   United States          100,000          110,500
                                                                                                                -----------
                                                                                                                   210,000
                                                                                                                -----------

  CONSTRUCTION & ENGINEERING 1.0%
  URS Corp., senior note, 11.50%, 9/15/09 ..............................   United States           67,000           77,050
                                                                                                                -----------

  CONTAINERS & PACKAGING 1.3%
  Owens-Illinois Inc., senior note, 7.80%, 5/15/18 .....................   United States          100,000           96,750
                                                                                                                -----------

  DIVERSIFIED TELECOMMUNICATION SERVICES 6.4%
  MCI Inc., senior note, 5.908%, 5/01/07 ...............................   United States           27,000           26,226
  MCI Inc., senior note, 6.688%, 5/01/09 ...............................   United States           50,000           46,187
  NTL Cable PLC, senior note, 144A, 8.75%, 4/15/14 .....................  United Kingdom          100,000          104,250
a PanAmSat Corp., senior note, 144A, 9.00%, 8/15/14 ....................   United States          100,000          100,000
  Qwest Communications International Inc., senior note, 144A, 7.50%,
    2/15/14 ............................................................   United States          100,000           94,000
  Time Warner Telecom Holding, senior note, 144A, 9.25%, 2/15/14 .......   United States          100,000           96,000
                                                                                                                -----------
                                                                                                                   466,663
                                                                                                                -----------

  ELECTRIC UTILITIES 1.5%
  Centerpoint Energy Inc., senior note, B, 7.25%, 9/01/10 ..............   United States          100,000          109,787
                                                                                                                -----------

  ELECTRONIC EQUIPMENT & INSTRUMENTS 3.1%
  Fimep SA, senior note, 10.50%, 2/15/13 ...............................      France              100,000          115,500
  Solectron Corp., senior note, 9.625%, 2/15/09 ........................   United States          100,000          110,000
                                                                                                                -----------
                                                                                                                   225,500
                                                                                                                -----------

  ENERGY EQUIPMENT & SERVICES 3.0%
  Grant Prideco Escrow, senior note, 9.00%, 12/15/09 ...................   United States          100,000          110,500
  Hanover Equipment Trust 01, senior secured note, B, 8.75%, 9/01/11 ...   United States          100,000          108,250
                                                                                                                -----------
                                                                                                                   218,750
                                                                                                                -----------

  FOOD & STAPLES RETAILING 2.8%
  Rite Aid Corp., senior note, 9.25%, 6/01/13 ..........................   United States          100,000          105,250
  Stater Brothers Holdings, senior note, 144A, 8.125%, 6/15/12 .........   United States          100,000          102,750
                                                                                                                -----------
                                                                                                                   208,000
                                                                                                                -----------




                                                              Annual Report | 11

Franklin Global Trust

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY HIGH INCOME FUND                                                  COUNTRY        PRINCIPAL AMOUNT C   VALUE
---------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS (CONT.)
  FOOD PRODUCTS 1.4%
a Smithfield Foods Inc., senior notes, 144A, 7.00%, 8/01/11 ............   United States       $  100,000       $  102,125
                                                                                                                -----------

  HEALTH CARE PROVIDERS & SERVICES 2.6%
  Medcath Holdings Corp., senior note, 144A, 9.875%, 7/15/12 ...........   United States          100,000          102,250
  Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ................   United States          100,000           89,750
                                                                                                                -----------
                                                                                                                   192,000
                                                                                                                -----------

  HOTELS, RESTAURANTS & LEISURE 8.4%
  Boyd Gaming Corp., senior sub. note, 144A, 6.75%, 4/15/14 ............   United States          100,000           96,625
  Host Marriott LP, senior note, 9.25%, 10/01/07 .......................   United States          100,000          110,750
  Park Place Entertainment Corp., senior sub. note, 8.125%, 5/15/11 ....   United States          100,000          110,875
  Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 .......   United States          100,000          100,000
  Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 ............   United States          100,000           99,000
  Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 ..............   United States          100,000           97,750
                                                                                                                -----------
                                                                                                                   615,000
                                                                                                                -----------

  HOUSEHOLD DURABLES 2.9%
  D.R. Horton Inc., senior note, 7.875%, 8/15/11 .......................   United States          100,000          112,000
  Simmons Co., senior sub. note, 144A, 7.875%, 1/15/14 .................   United States          100,000          102,000
                                                                                                                -----------
                                                                                                                   214,000
                                                                                                                -----------

  IT SERVICES 1.4%
  UGS Corp., senior sub. note, 144A, 10.00%, 6/01/12 ...................   United States          100,000          106,500
                                                                                                                -----------

  LEISURE EQUIPMENT & PRODUCTS 1.4%
  True Temper Sports Inc., senior sub. note, 8.375%, 9/15/11 ...........   United States          100,000          101,500
                                                                                                                -----------

  MACHINERY 4.3%
  Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11 .............   United States          100,000          108,750
  Invensys PLC, senior note, 144A, 9.875%, 3/15/11 .....................  United Kingdom          100,000          101,250
  Milacron Escrow Corp., senior secured note, 144A, 11.50%, 5/15/11 ....   United States          100,000          104,500
                                                                                                                -----------
                                                                                                                   314,500
                                                                                                                -----------

  MEDIA 14.1%
  Advanstar Communications Inc., senior secured note, 10.75%, 8/15/10 ..   United States          100,000          111,000
  CanWest Media Inc., senior note, B, 7.625%, 4/15/13 ..................      Canada              100,000          104,750
  Charter Communications Holdings II, senior note, 10.25%, 9/15/10 .....   United States          100,000          101,250
  CSC Holdings Inc., senior deb., 7.625%, 7/15/18 ......................   United States          100,000           95,250
  Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ................   United States          100,000          113,250
  DIRECTV Holdings/Finance, senior note, 8.375%, 3/15/13 ...............   United States          100,000          112,500
  Emmis Operating Co., senior sub. note, 144A, 6.875%, 5/15/12 .........   United States          100,000           98,250
  Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ..................   United States          100,000          103,750
  Lin Television Corp., senior sub. note, 6.50%, 5/15/13 ...............   United States          100,000           97,500
  Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75%
    thereafter, 7/15/11 ................................................      Canada              100,000           94,250
                                                                                                                -----------
                                                                                                                 1,031,750
                                                                                                                -----------


12 | Annual Report

Franklin Global Trust

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY HIGH INCOME FUND                                                  COUNTRY        PRINCIPAL AMOUNT C   VALUE
---------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS (CONT.)
  METALS & MINING 4.4%
  Century Aluminum Co., first mortgage, senior secured note, 11.75%,
    4/15/08 ............................................................   United States       $  100,000       $  112,625
  Ispat Inland ULC, senior secured note, 144A, 9.75%, 4/01/14 ..........   United States          100,000          103,750
  Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 ................   United States          100,000          103,500
                                                                                                                -----------
                                                                                                                   319,875
                                                                                                                -----------

  MULTI-UTILITIES & UNREGULATED POWER 7.3%
  AES Corp., senior secured note, 144A, 9.00%, 5/15/15 .................   United States          100,000          109,750
  Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12 ................   United States          100,000          101,000
  Calpine Corp., senior secured note, 144A, 8.75%, 7/15/13 .............   United States          150,000          120,750
  Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 ....................   United States          100,000           99,250
  Midwest Generation LLC, senior secured note, 144A, 8.75%, 5/01/34 ....   United States          100,000          106,500
                                                                                                                -----------
                                                                                                                   537,250
                                                                                                                -----------

  OFFICE ELECTRONICS 1.4%
  Xerox Corp., senior note, 7.125%, 6/15/10 ............................   United States          100,000          103,000
                                                                                                                -----------

  OIL & GAS 3.7%
  Plains Exploration & Production Co., senior note, 144A, 7.125%,
   6/15/14 .............................................................   United States          100,000          103,250
  Williams Cos. Inc., senior note, 8.625%, 6/01/10 .....................   United States          150,000          169,125
                                                                                                                -----------
                                                                                                                   272,375
                                                                                                                -----------

  PAPER & FOREST PRODUCTS 3.0%
  Georgia-Pacific Corp., senior note, 9.375%, 2/01/13 ..................   United States          100,000          116,500
  Jefferson Smurfit Corp., senior note, 7.50%, 6/01/13 .................   United States          100,000          102,000
                                                                                                                -----------
                                                                                                                   218,500
                                                                                                                -----------

  REAL ESTATE 1.4%
  Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ...........   United States          100,000          101,250
                                                                                                                -----------

  ROAD & RAIL 1.5%
  Laidlaw International Inc., senior note, 10.75%, 6/15/11 .............   United States          100,000          111,250
                                                                                                                -----------

  WIRELESS TELECOMMUNICATION SERVICES 6.4%
  Centennial Communications Corp., senior note, 144A, 8.125%, 2/01/14 ..   United States          100,000           93,250
  Dobson Communications Corp., senior note, 8.875%, 10/01/13 ...........   United States          100,000           76,000
  Millicom International Cellular SA, senior note, 144A, 10.00%,
    12/01/13 ...........................................................    Luxembourg            100,000          100,500
  Nextel Communications Inc., senior note, 7.375%, 8/01/15 .............   United States          100,000          105,500
  Triton PCS Inc., senior note, 8.50%, 6/01/13 .........................   United States          100,000           93,500
                                                                                                                -----------
                                                                                                                   468,750
                                                                                                                -----------
  TOTAL CORPORATE BONDS (COST $6,909,851) ..............................                                         7,055,875
                                                                                                                -----------

                                                                                               ------------
                                                                                                  SHARES
                                                                                               ------------
  PREFERRED STOCK (COST $103,750) 1.4%
  HEALTH CARE PROVIDERS & SERVICES
  Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 .............      Germany                 100          106,000
                                                                                                                -----------
  TOTAL LONG TERM INVESTMENTS (COST $7,013,601) ........................                                         7,161,875
                                                                                                                -----------


                                                              Annual Report | 13

Franklin Global Trust

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY HIGH INCOME FUND                                                  COUNTRY             SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $14,951) .2%
  MONEY FUND
b Franklin Institutional Fiduciary Trust Money Market Portfolio ........   United States           14,951      $    14,951
                                                                                                                -----------
  TOTAL INVESTMENTS (COST $7,028,552) 97.8% ............................                                         7,176,826
  OTHER ASSETS, LESS LIABILITIES 2.2% ..................................                                           160,243
                                                                                                                -----------
  NET ASSETS 100.0% ....................................................                                        $7,337,069
                                                                                                                -----------



a See Note 1(b) regarding securities purchased on a delayed delivery basis.
b See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.
c The principal amount is stated in U.S. dollars unless otherwise indicated.


14 | See notes to financial statements. | Annual Report

Franklin Global Trust

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
July 31, 2004



                                                                       -------------
                                                                         FIDUCIARY
                                                                        HIGH INCOME
                                                                            FUND
                                                                       -------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .......................................   $ 7,013,601
  Cost - Sweep money fund (Note 7) ..................................        14,951
                                                                       -------------
  Value - Unaffiliated issuers ......................................     7,161,875
  Value - Sweep money fund (Note 7) .................................        14,951
 Receivables:
  Investment securities sold ........................................       229,560
  Interest ..........................................................       156,981
  Affiliates ........................................................        24,336
 Offering costs (Note 1(e)) .........................................         1,326
                                                                       -------------
      Total assets ..................................................     7,589,029
                                                                       -------------
Liabilities:
 Payables:
  Investment securities purchased ...................................       200,000
 Distributions to shareholders ......................................        47,192
 Other liabilities ..................................................         4,768
                                                                       -------------
      Total liabilities .............................................       251,960
                                                                       -------------
       Net assets, at value .........................................   $ 7,337,069
                                                                       -------------
Net assets consist of:
 Distributions in excess of net investment income ...................   $   (14,259)
 Net unrealized appreciation (depreciation) .........................       148,274
 Accumulated net realized gain (loss) ...............................       232,704
 Capital shares .....................................................     6,970,350
                                                                       -------------
       Net assets, at value .........................................   $ 7,337,069
                                                                       -------------
Shares outstanding ..................................................       698,111
                                                                       -------------
Net asset value and maximum offering price per share ................        $10.51
                                                                       -------------








                         Annual Report | See notes to financial statements. | 15

Franklin Global Trust

STATEMENT OF OPERATIONS
for the period ended July 31, 2004 a



                                                                                -----------
                                                                                 FIDUCIARY
                                                                                HIGH INCOME
                                                                                   FUND
                                                                                -----------
Investment income:
 Dividends
  Unaffiliated issuers ......................................................    $   7,853
  Sweep money fund (Note 7) .................................................        1,131
 Interest ...................................................................      529,557
                                                                                -----------
      Total investment income ...............................................      538,541
                                                                                -----------
Expenses:
 Management fees (Note 3) ...................................................       20,657
 Administrative fees (Note 3) ...............................................       13,772
 Transfer agent fees (Note 3) ...............................................          184
 Custodian fees (Note 4) ....................................................          204
 Reports to shareholders ....................................................        5,311
 Registration and filing fees ...............................................        9,669
 Offering costs (Note 1(e)) .................................................       20,666
 Professional fees ..........................................................       17,793
 Other ......................................................................        5,008
                                                                                -----------
      Total expenses ........................................................       93,264
      Expenses waived/paid by affiliate (Note 3) ............................      (58,768)
                                                                                -----------
       Net expenses .........................................................       34,496
                                                                                -----------
        Net investment income ...............................................      504,045
                                                                                -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..................................      272,791
 Net unrealized appreciation (depreciation) on investments ..................      148,274
                                                                                -----------
Net realized and unrealized gain (loss) .....................................      421,065
                                                                                -----------
Net increase (decrease) in net assets resulting from operations .............    $ 925,110
                                                                                -----------



a For the period August 25, 2003 (commencement date) to July 31, 2004.




16 | See notes to financial statements. | Annual Report

Franklin Global Trust

STATEMENT OF CHANGES IN NET ASSETS
for the period ended July 31, 2004 a



                                                                                -------------
                                                                                  FIDUCIARY
                                                                                 HIGH INCOME
                                                                                    FUND
                                                                                -------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................   $   504,045
  Net realized gain (loss) from investments ..................................       272,791
  Net unrealized appreciation (depreciation) on investments ..................       148,274
                                                                                -------------
      Net increase (decrease) in net assets resulting from operations ........       925,110
 Distributions to shareholders from:
  Net investment income ......................................................      (537,261)
  Net realized gains .........................................................       (33,283)
                                                                                -------------
 Total distributions to shareholders .........................................      (570,544)
 Capital share transactions (Note 2) .........................................     6,982,503
                                                                                -------------
      Net increase (decrease) in net assets ..................................     7,337,069
Net assets:
 Beginning of period .........................................................            --
                                                                                -------------
 End of period ...............................................................   $ 7,337,069
                                                                                -------------
Distributions in excess of net investment income:
 End of period ...............................................................   $   (14,259)
                                                                                -------------



a For the period August 25, 2003 (commencement date) to July 31, 2004.


                         Annual Report | See notes to financial statements. | 17

Franklin Global Trust
NOTES TO FINANCIAL STATEMENTS



FIDUCIARY HIGH INCOME FUND



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of seven separate series. Fiduciary High Income Fund (the Fund), included in this report, is diversified. The financial statements of the remaining funds in the series are presented separately. The Fund's investment goal is total return.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occurs that materially affect the values of securities after the prices are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. All security valuation procedures are approved by the Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.







18 | Annual Report

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

E. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Fund's shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the period.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.






                                                              Annual Report | 19

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND



2. SHARES OF BENEFICIAL INTEREST

At July 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                   ----------------------
                                                                       PERIOD ENDED
                                                                     JULY 31, 2004 A
                                                                   ----------------------
                                                                    SHARES      AMOUNT
                                                                   ----------------------
Shares sold .....................................................   711,372   $7,118,366
Shares issued in reinvestment of distributions ..................     3,124       33,283
Shares redeemed .................................................   (16,385)    (169,146)
                                                                   ----------------------
Net increase (decrease) .........................................   698,111   $6,982,503
                                                                   ----------------------

a For the period August 25, 2003 (commencement date) to July 31, 2004.



3. TRANSACTIONS WITH AFFILIATES


CERTAIN OFFICERS AND TRUSTEES OF THE FUND ARE ALSO OFFICERS AND/OR DIRECTORS OF THE FOLLOWING ENTITIES:

-----------------------------------------------------------------------------------------
  ENTITY                                                          AFFILIATION
-----------------------------------------------------------------------------------------
  Fiduciary International Inc. (Fiduciary)                        Investment manager
  Franklin Advisers, Inc. (Advisers)                              Investment manager
  Franklin Templeton Services LLC (FT Services)                   Administrative manager
  Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
  Franklin/Templeton Investor Services, LLC  (Investor Services)  Transfer agent


The Fund pays an investment management fee to Fiduciary of .30% per year of the average daily net assets of the Fund. Under a subadvisory agreement, Advisers, an affiliate of Fiduciary, provides subadvisory services to the Fund and receives from Fiduciary fees based on the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services of .20% per year of the average daily net assets of the Fund.

FT Services agreed in advance to voluntarily waive administrative fees. Additionally, Fiduciary and Advisers agreed in advance to voluntarily waive management fees and assume payment of other expenses, through July 31, 2004, as noted in the Statement of Operations. Total expenses waived/paid by FT Services, Fiduciary and Advisers are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

A distribution plan is included in the management agreement of the Fund. No payments were made by the Fund as a result of the plan.

The Fund paid transfer agent fees of $184, of which $27 was paid to Investor Services.







20 | Annual Report

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND



4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended July 31, 2004, there were no credits earned.


5. INCOME TAXES

The tax character of distributions paid during the period ended July 31, 2004 was as follows:

                                                             ----------
                                                                2004
                                                             ----------
Distributions paid from ordinary income ...................   $570,544

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums and offering costs.

Net realized gains/losses differ for financial statement and tax purposes primarily due to differing treatment of bond discounts and premiums.

At July 31, 2004, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ......................................   $ 7,040,779
                                                             ------------
Unrealized appreciation ..................................   $   231,540
Unrealized depreciation ..................................       (95,493)
                                                             ------------
Net unrealized appreciation (depreciation) ...............   $   136,047
                                                             ------------
Distributable earnings-undistributed ordinary income .....   $   277,862
                                                             ------------


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended July 31, 2004 aggregated $12,055,797 and $5,333,308, respectively.


7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.





                                                              Annual Report | 21

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND



8. CONCENTRATIONS

The Fund has a concentration of a shareholder holding a significant percentage of shares outstanding. Investment activities of this shareholder could have a material impact on the Fund. At July 31, 2004, there was one unaffiliated shareholder holding 100% of the Fund's outstanding shares.


9. CREDIT RISK
The Fund has 99.8% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


10. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement had been reached by Franklin Advisers, Inc. with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity. The SEC issued an "order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admits nor denies any wrongdoing, Franklin Advisers, Inc. has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.







22 | Annual Report

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND



10. REGULATORY MATTERS (CONTINUED)

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers, Inc. and the Fund's principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund's principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

OTHER LEGAL PROCEEDINGS
The Trust, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.








                                                              Annual Report | 23

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND



10. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
In addition, the Company and certain of its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Trust is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.



24 | Annual Report

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



FIDUCIARY HIGH INCOME FUND



TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIDUCIARY HIGH INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fiduciary High Income Fund (hereafter referred to as the "Fund") (one of the funds constituting the Franklin Global Trust) at July 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period August 25, 2003 (commencement of operations) through July 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 9, 2004



                                                              Annual Report | 25

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS


------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (83)     Trustee        Since 2000       111                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (72)         Trustee        Since 2000       140                        Director, Bar-S Foods (meat
 One Franklin Parkway                                                                     packing company).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 ROBERT F. CARLSON (76)        Trustee        Since 2000       49                         None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and
 FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
 Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (72)      Trustee        Since 2000       141                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)         Trustee        Since 2000       96                        Director, Amerada Hess Corporation
 One Franklin Parkway                                                                    (exploration and refining of oil
 San Mateo, CA 94403-1906                                                                and gas); H.J. Heinz Company
                                                                                         (processed foods and allied
                                                                                         products); RTI International
                                                                                         Metals, Inc. (manufacture and
                                                                                         distribution of titanium); and
                                                                                         Canadian National Railway (railroad).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
 and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------

26 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (75)        Trustee        Since 2000       113                        Director, The California Center for
 One Franklin Parkway                                                                     Land Recycling (redevelopment).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)        Trustee        Since 2000       140                        Director, White Mountains Insurance
 One Franklin Parkway                                                                     Group, Ltd. (holding company); Martek
 San Mateo, CA 94403-1906                                                                 Biosciences Corporation; MedImmune,
                                                                                          Inc. (biotechnology); and
                                                                                          Overstock.com (Internet services);
                                                                                          and FORMERLY, Director, MCI
                                                                                          Communication Corporation
                                                                                          (subsequently known as MCI WorldCom,
                                                                                          Inc. and WorldCom, Inc.)
                                                                                          (communications services) (1988-2002)
                                                                                          and Spacehab, Inc. (aerospace
                                                                                          services) (1994-2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National
 Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **HARMON E. BURNS (59)        Trustee and    Since 2000       36                         None
 One Franklin Parkway          Vice President
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
 and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)     Trustee and    Since 2000       140                        None
 One Franklin Parkway          Chairman of
 San Mateo, CA 94403-1906      the Board

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 27

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (63)   Trustee,       Trustee and      123                        None
 One Franklin Parkway            President and  President since
 San Mateo, CA 94403-1906        Chief          2000 and Chief
                                 Executive      Executive Officer
                                 Officer -      - Investment
                                 Investment     Management
                                 Management     since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (52)             Chief          Since July 2004  Not Applicable             None
 One Franklin Parkway            Compliance
 San Mateo, CA 94403-1906        Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources,
 Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
 LAURA FERGERSON (42)           Treasurer        Since July 2004 Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
 Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin
 Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (44)         Vice President  Since 2000      5                          None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)           Senior Vice    Since 2002       Not Applicable            None
 500 East Broward Blvd.          President and
 Suite 2100                      Chief
 Fort Lauderdale, FL 33394-3091  Executive
                                 Officer -
                                 Finance and
                                 Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

28 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (57)            Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)         Vice President  Since 2000      Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
 Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
 Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
 Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management,
 Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
 Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
 (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 EDWARD B. JAMIESON (56)       Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources,
 Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (67)        Vice President Since 2002       Not Applicable             Director, FTI Banque, Arch
 600 Fifth Avenue              - AML                                                      Chemicals, Inc. and Lingnan
 Rockefeller Center            Compliance                                                 Foundation.
 New York, NY 10020-2302

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 CHRISTOPHER J. MOLUMPHY (42)  Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION        TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (67)          Vice President  Since 2000       Not Applicable             None
 One Franklin Parkway            and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
 Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (52)            Chief Financial Since May 2004   Not Applicable             None
 500 East Broward Blvd.          Officer
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
 LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources. Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE TRUST TO DISCLOSE WHETHER THE TRUST'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE TRUST'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE TRUST'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPALS AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE TRUST'S, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/321-8563.


30 | Annual Report

Franklin Global Trust

PROXY VOTING POLICIES AND PROCEDURES


FIDUCIARY HIGH INCOME FUND

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.



                                                              Annual Report | 31

                       This page intentionally left blank.

      [LOGO OMITTED]           FRANKLIN TEMPLETON INSTITUTIONAL
 FRANKLIN[R] TEMPLETON[R]      600 Fifth Avenue
       INSTITUTIONAL           New York, NY 10020
                               FRANKLINTEMPLETONINSTITUTIONAL.COM






ANNUAL REPORT
FIDUCIARY HIGH INCOME FUND

INVESTMENT MANAGER
Fiduciary International, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
1-800/321-8563

This report must be preceded or accompanied by the current Fiduciary High Income Fund prospectus, which contains more complete information including charges, expenses, and risk factors. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.



067A2004 09/04

      Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $146,965 for the fiscal year ended July 31, 2004 and $50,000 for the fiscal year ended July 31, 2003.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $48,134 for the fiscal year ended July 31, 2004 and $0 for the fiscal year ended July 31, 2003. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $90 for the fiscal year ended July 31, 2004 and $0 for the fiscal year ended July 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $99,910 for the fiscal year ended July 31, 2004 and $0 for the fiscal year ended July 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)  pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $148,134 for the fiscal year ended July 31, 2004 and $0 for the fiscal year ended July 31, 2003.

(h) No disclosures are required by this Item 4(h).

      Item 5. Audit Committee of Listed Registrants. N/A

      Item 6. Schedule of Investments. N/A

      Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

      Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

      Item 9. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      Item 10. Controls and Procedures.
(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 11. Exhibits.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    September 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    September 30, 2004


By /s/Galen G. Vetter
      Chief Financial Officer
Date    September 30, 2004